UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund:    BlackRock Index Funds, Inc.

                    iShares MSCI EAFE International Index Fund

                    iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC

                    Master Small Cap Index Series

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc.

and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Index Funds, Inc.

•	iShares MSCI EAFE International Index Fund
•	iShares Russell 2000 Small-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned (10.90)%, Investor A Shares returned (11.03)%, Class K Shares returned (10.82)%, and Investor P Shares returned (11.00)%. The benchmark MSCI EAFE Index returned (11.34)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Developed markets as represented by the MSCI EAFE Index, declined 22.7% in the first quarter of 2020 (in U.S. dollar terms). All eleven of the Global Industry Classification Standard (“GICS”) sectors tumbled in the quarter. Health care (with a loss of 8.6%) outperformed in the asset class while traditional defensive sectors such as consumer staples and utilities also fared better than other sectors. Energy was the worst-performing sector in the first three months of 2020.

In the Asia Pacific region, Japan outperformed relatively (declining 16.75%) in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 (with losses of 29.2% and 29.7%, respectively) as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany dragging the index down. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets, as represented by the MSCI EAFE Index, advanced 15.2% (in U.S. dollar terms) in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy was the worst-performing sector, adding back only 0.2% gains after losing 36% in the first quarter of 2020.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares MSCI EAFE International Index Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.90)%	(4.83)%	N/A	2.09%	N/A	5.70%	N/A
Investor A	(11.03)	(5.11)	N/A	1.83	N/A	5.43	N/A
Class K	(10.82)	(4.77)	N/A	2.16	N/A	5.75	N/A
Investor P	(11.00)	(5.06)	(10.04)%	1.84	0.75%	5.44	4.88%
MSCI EAFE Index(c)	(11.34)	(5.13)	N/A	2.05	N/A	5.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.

(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the United States and Canada. With 918 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$891.00	$0.42	$1,000.00	$1,024.42	$0.45	0.09%
Investor A	1,000.00	889.70	1.64	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	891.80	0.19	1,000.00	1,024.66	0.20	0.04
Investor P	1,000.00	890.00	1.74	1,000.00	1,023.02	1.86	0.37

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	2%
Roche Holding AG	2
Novartis AG, Registered Shares	1
ASML Holding NV	1
SAP SE	1
AstraZeneca PLC	1
Toyota Motor Corp.	1
LVMH Moet Hennessy Louis Vuitton SE	1
Novo Nordisk A/S, Class B	1
Sanofi	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	25%
United Kingdom	13
France	11
Switzerland	10
Germany	9
Australia	8
Netherlands	4
Hong Kong	3
Sweden	3
Spain	2
Denmark	2
Italy	2
Finland	1
Singapore	1
United States	1
Other(a)	5

(a)	Includes holdings within countries that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned (12.95)%, Investor A Shares returned (13.08)%, Class K Shares returned (12.91)%, and Investor P Shares returned (13.07)%. The benchmark Russell 2000® Index returned (12.98)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in second quarter of 2020. U.S. stocks outperformed other regions in second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

The Series held an above-average cash position throughout the period although the cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2020 (continued)	iShares Russell 2000 Small-Cap Index Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(12.95)%	(6.59)%	N/A	4.26%	N/A	10.45%	N/A
Investor A	(13.08)	(6.84)	N/A	4.01	N/A	10.19	N/A
Class K	(12.91)	(6.52)	N/A	4.32	N/A	10.52	N/A
Investor P	(13.07)	(6.78)	(11.68)%	4.01	2.89%	10.18	9.58%
Russell 2000® Index(c)	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$870.50	$0.56	$1,000.00	$1,024.27	$0.60	0.12%
Investor A	1,000.00	869.20	1.72	1,000.00	1,023.02	1.86	0.37
Class K	1,000.00	870.90	0.33	1,000.00	1,024.51	0.35	0.07
Investor P	1,000.00	869.30	1.72	1,000.00	1,023.02	1.86	0.37

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 31, 2011 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with each Fund’s distributor to offer such shares.

Investor P Share performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager” and/or “Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, BAL is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

iShares MSCI EAFE International Index Fund and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. iShares MSCI EAFE International Index Fund’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation iShares MSCI EAFE International Index Fund or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Australia — 7.6%
Afterpay Ltd.(a)	90,622	$3,913,755
AGL Energy Ltd.	260,681	3,083,897
AMP Ltd.(a)	1,537,332	1,989,193
Ampol Ltd.	109,323	2,227,603
APA Group(b)	494,431	3,823,100
Aristocrat Leisure Ltd.(a)	243,606	4,362,130
ASX Ltd.	82,342	4,894,269
Aurizon Holdings Ltd.	866,720	2,949,339
AusNet Services	719,189	830,933
Australia & New Zealand Banking Group Ltd.(a)	1,196,662	15,526,866
BGP Holdings PLC(c)	966,939	11
BHP Group Ltd.	1,232,428	30,684,853
BHP Group PLC	884,228	18,094,017
BlueScope Steel Ltd.	232,935	1,918,882
Brambles Ltd.	636,805	4,828,503
CIMIC Group Ltd.(a)	35,358	594,177
Coca-Cola Amatil Ltd.	171,513	1,033,103
Cochlear Ltd.(a)	27,951	3,669,658
Coles Group Ltd.	563,138	6,694,226
Commonwealth Bank of Australia	744,912	35,975,018
Computershare Ltd.	194,987	1,805,476
Crown Resorts Ltd.	148,201	998,351
CSL Ltd.	190,190	37,826,701
Dexus	457,903	2,938,969
Evolution Mining Ltd.	687,026	2,729,202
Fortescue Metals Group Ltd.	718,529	6,985,302
Glencore PLC(a)	4,240,165	9,032,419
Goodman Group	701,563	7,238,886
GPT Group	872,598	2,534,996
Insurance Australia Group Ltd.	988,482	3,967,132
Lendlease Group(b)	279,004	2,411,500
Macquarie Group Ltd.	142,127	11,795,423
Magellan Financial Group Ltd.	51,011	2,083,063
Medibank Pvt Ltd.	1,192,109	2,471,542
Mirvac Group	1,593,895	2,407,742
National Australia Bank Ltd.	1,348,710	17,091,346
Newcrest Mining Ltd.	340,864	7,558,346
Northern Star Resources Ltd.	314,005	2,961,384
Oil Search Ltd.	833,027	1,846,120
Orica Ltd.	159,205	1,841,144
Origin Energy Ltd.	782,853	3,185,621
Qantas Airways Ltd.(a)	312,303	827,570
QBE Insurance Group Ltd.	614,411	3,791,596
Ramsay Health Care Ltd.	75,869	3,503,810
REA Group Ltd.	20,858	1,571,722
Rio Tinto Ltd.	156,714	10,730,772
Rio Tinto PLC	472,302	26,579,529
Santos Ltd.	771,512	2,867,381
Scentre Group(a)	2,175,603	3,302,875
SEEK Ltd.	135,754	2,076,882
Sonic Healthcare Ltd.	186,951	3,947,807
South32 Ltd.	1,991,633	2,819,604
Stockland	1,056,082	2,448,844
Suncorp Group Ltd.	519,487	3,338,172
Sydney Airport (a)(b)	467,924	1,846,704
Tabcorp Holdings Ltd.	822,021	1,938,864
Telstra Corp. Ltd.	1,752,235	3,803,453
TPG Telecom Ltd.(a)	133,629	820,735
Transurban Group(b)	1,153,807	11,315,058
Treasury Wine Estates Ltd.	306,011	2,226,498
TUAS Ltd.(a)	66,814	31,123
Vicinity Centres	1,275,228	1,278,167
Washington H Soul Pattinson & Co. Ltd.	47,613	646,720

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	478,667	$14,882,803
Westpac Banking Corp.(a)	1,509,831	18,923,287
WiseTech Global Ltd.	65,468	885,649
Woodside Petroleum Ltd.	391,630	5,918,573
Woolworths Group Ltd.	532,440	13,724,582

		424,852,978

Austria — 0.2%
ANDRITZ AG	31,927	1,164,086
Erste Group Bank AG(a)	113,573	2,682,335
OMV AG	54,660	1,844,441
Raiffeisen Bank International AG	55,226	987,071
Verbund AG	30,844	1,385,272
voestalpine AG	51,476	1,111,643

		9,174,848

Belgium — 0.9%
Ageas SA	72,419	2,566,509
Anheuser-Busch InBev SA	321,672	15,857,272
Colruyt SA	24,016	1,319,905
Elia Group SA	13,108	1,426,032
Galapagos NV(a)	17,835	3,520,229
Groupe Bruxelles Lambert SA	30,754	2,575,957
KBC Group NV(a)	106,279	6,105,855
Proximus SADP	65,530	1,335,310
Sofina SA	6,540	1,726,907
Solvay SA	32,180	2,581,667
Telenet Group Holding NV	18,285	753,399
UCB SA	52,137	6,050,311
Umicore SA(a)	89,044	4,203,238

		50,022,591

Chile — 0.0%
Antofagasta PLC	155,981	1,805,380

China — 0.5%
BeiGene Ltd., ADR(a)	16,610	3,129,324
BOC Hong Kong Holdings Ltd.	1,547,534	4,955,037
Budweiser Brewing Co. APAC Ltd.(d)(e)	730,500	2,138,489
Prosus NV(a)	205,761	19,127,204
Yangzijiang Shipbuilding Holdings Ltd.	811,483	546,285

		29,896,339

Denmark — 2.3%
Ambu A/S	69,272	2,189,844
AP Moeller — Maersk A/S, Class B	2,852	3,342,562
AP Moeller — Maersk A/S, Class A	1,258	1,375,567
Carlsberg A/S, Class B	45,192	5,992,827
Chr Hansen Holding A/S	43,238	4,459,803
Coloplast A/S, Class B	50,302	7,840,467
Danske Bank A/S(a)	275,415	3,681,871
Demant A/S(a)	46,392	1,229,439
DSV Panalpina AS	89,292	10,968,175
Genmab A/S, ADR(a)	27,648	9,322,711
GN Store Nord A/S	54,328	2,908,197
H Lundbeck A/S	29,845	1,127,676
Novo Nordisk A/S, Class B	743,732	48,452,454
Novozymes A/S, Class B	90,736	5,260,500
Orsted A/S(e)	80,035	9,236,154
Pandora A/S	41,988	2,293,152
Tryg A/S	48,625	1,412,766
Vestas Wind Systems A/S	84,395	8,642,281

		129,736,446

Finland — 1.2%
Elisa OYJ	60,002	3,651,212
Fortum OYJ	184,931	3,528,135
Kone OYJ, Class B	143,660	9,908,141

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Metso OYJ	44,890	$1,475,245
Neste OYJ	178,604	7,014,860
Nokia OYJ(a)	2,344,312	10,244,325
Nordea Bank Abp	1,373,226	9,523,738
Orion OYJ, Class B	43,705	2,119,445
Sampo OYJ, Class A	199,859	6,889,095
Stora Enso OYJ, Class R	233,375	2,793,341
UPM-Kymmene OYJ	227,381	6,586,020
Wartsila OYJ Abp	184,917	1,533,898

		65,267,455

France — 10.5%
Accor SA(a)	77,016	2,101,891
Aeroports de Paris(a)	12,428	1,283,075
Air Liquide SA	198,856	28,751,930
Airbus SE(a)	246,888	17,690,461
Alstom SA(a)	80,743	3,762,695
Amundi SA(a)(e)	25,881	2,034,593
Arkema SA	29,320	2,818,354
Atos SE(a)	39,877	3,418,778
AXA SA	815,986	17,170,725
BioMerieux	16,884	2,318,753
BNP Paribas SA(a)	474,859	18,972,515
Bollore SA	327,337	1,032,869
Bouygues SA(a)	93,366	3,198,204
Bureau Veritas SA(a)	126,161	2,675,804
Capgemini SE	67,248	7,760,516
Carrefour SA(d)	246,749	3,826,594
Casino Guichard-Perrachon SA(a)(d)	15,754	583,658
Cie de Saint-Gobain(a)	219,556	7,921,785
Cie Generale des Etablissements Michelin SCA	72,716	7,579,407
CNP Assurances(a)	73,780	855,732
Covivio	18,736	1,358,989
Credit Agricole SA(a)	494,086	4,691,682
Danone SA	258,215	17,923,514
Dassault Aviation SA(a)	1,056	968,877
Dassault Systemes SE	55,561	9,644,993
Edenred(d)	100,651	4,414,363
Eiffage SA(a)	35,344	3,239,864
Electricite de France SA(a)	277,031	2,575,576
Engie SA(a)	772,862	9,584,975
EssilorLuxottica SA(a)	119,783	15,405,092
Eurazeo SE(a)	17,741	911,637
Faurecia SE(a)	29,964	1,177,243
Gecina SA	18,669	2,305,754
Getlink SE(a)	190,792	2,758,989
Hermes International	13,370	11,225,552
ICADE	12,935	903,226
Iliad SA(d)	6,071	1,185,120
Ingenico Group SA(a)	24,904	4,001,432
Ipsen SA	15,827	1,342,628
JCDecaux SA(a)	30,058	561,493
Kering SA	31,986	17,487,351
Klepierre SA	83,416	1,667,386
L’Oreal SA	105,443	34,031,343
La Francaise des Jeux SAEM(e)	36,469	1,127,188
Legrand SA	112,636	8,558,358
LVMH Moet Hennessy Louis Vuitton SE	116,988	51,649,611
Natixis SA(a)	326,281	860,578
Orange SA	842,237	10,071,431
Orpea(a)	21,933	2,533,333
Pernod Ricard SA	89,641	14,115,439
Peugeot SA(a)	249,645	4,093,958
Publicis Groupe SA	87,520	2,843,087
Remy Cointreau SA	9,611	1,311,189

Security	Shares	Value

France (continued)
Renault SA(a)	84,102	$2,152,474
Safran SA(a)	133,996	13,478,828
Sanofi	474,324	48,373,724
Sartorius Stedim Biotech	11,809	2,994,020
Schneider Electric SE	233,408	25,963,515
SCOR SE(a)	67,428	1,862,243
SEB SA(d)	9,847	1,633,415
Societe Generale SA(a)	344,981	5,767,971
Sodexo SA(d)	36,050	2,444,474
Suez SA	143,270	1,683,938
Teleperformance	24,825	6,322,475
Thales SA(a)	45,328	3,668,639
TOTAL SA	1,038,945	40,060,066
UbiSoft Entertainment SA(a)	36,318	3,007,508
Unibail-Rodamco-Westfield(a)	60,299	3,398,498
Valeo SA	98,147	2,588,660
Veolia Environnement SA	227,797	5,143,918
Vinci SA	215,481	19,980,090
Vivendi SA	350,673	9,061,281
Wendel SA	12,213	1,165,578
Worldline SA(a)(e)	58,179	5,072,594

		588,113,499

Germany — 8.5%
adidas AG(a)	79,744	21,024,627
Allianz SE, Registered Shares	175,448	35,851,441
Aroundtown SA(a)	466,281	2,672,631
BASF SE	383,039	21,515,023
Bayer AG, Registered Shares	412,550	30,579,640
Bayerische Motoren Werke AG	139,778	8,923,515
Beiersdorf AG	43,720	4,971,583
Brenntag AG	65,536	3,474,721
Carl Zeiss Meditec AG, Bearer Shares	16,590	1,615,405
Commerzbank AG(a)	417,267	1,859,701
Continental AG	46,619	4,583,171
Covestro AG(e)	76,043	2,896,343
Daimler AG, Registered Shares(d)	356,368	14,498,424
Delivery Hero SE(a)(e)	54,314	5,581,700
Deutsche Bank AG, Registered Shares(a)	831,819	7,935,629
Deutsche Boerse AG	80,211	14,516,322
Deutsche Lufthansa AG, Registered Shares(a)(d)	81,727	819,926
Deutsche Post AG, Registered Shares	417,608	15,334,502
Deutsche Telekom AG, Registered Shares	1,407,084	23,609,789
Deutsche Wohnen SE, Bearer Shares	144,997	6,515,528
E.ON SE	947,811	10,698,581
Evonik Industries AG	86,758	2,209,726
Fraport AG Frankfurt Airport Services Worldwide(a)(d)	15,075	660,359
Fresenius Medical Care AG & Co. KGaA	90,613	7,795,420
Fresenius SE & Co. KGaA	177,418	8,818,178
GEA Group AG	60,273	1,912,959
Hannover Rueck SE	25,672	4,436,737
HeidelbergCement AG	60,691	3,248,893
Henkel AG & Co. KGaA	43,281	3,620,901
Hochtief AG	9,014	802,060
Infineon Technologies AG	520,865	12,205,002
KION Group AG(d)	24,967	1,537,213
Knorr-Bremse AG	20,980	2,129,170
LANXESS AG	34,224	1,809,817
LEG Immobilien AG	29,281	3,713,873
Merck KGaA	54,764	6,377,148
METRO AG	82,185	779,951
MTU Aero Engines AG	22,044	3,837,871
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	60,926	15,864,814
Nemetschek SE	24,504	1,683,725

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Puma SE(a)	35,650	$2,764,119
RWE AG	244,389	8,555,338
SAP SE	439,707	61,466,375
Scout24 AG(e)	45,655	3,532,223
Siemens AG, Registered Shares	320,491	37,797,777
Siemens Healthineers AG(e)	64,893	3,119,283
Symrise AG	54,314	6,346,408
TeamViewer AG(a)(e)	55,159	3,011,796
Telefonica Deutschland Holding AG	374,906	1,105,668
Thyssenkrupp AG(a)(d)	181,665	1,296,048
Uniper SE	87,856	2,835,034
United Internet AG, Registered Shares	45,927	1,951,302
Volkswagen AG	13,731	2,216,975
Vonovia SE	217,482	13,293,159
Zalando SE(a)(e)	64,893	4,603,541

		476,817,065

Hong Kong — 2.9%
AIA Group Ltd.	5,073,083	47,471,884
ASM Pacific Technology Ltd.	124,283	1,313,421
Bank of East Asia Ltd.(d)	552,187	1,265,774
CK Asset Holdings Ltd.	1,101,089	6,603,000
CK Infrastructure Holdings Ltd.	263,844	1,363,877
CLP Holdings Ltd.	697,261	6,847,963
Dairy Farm International Holdings Ltd.	120,620	563,621
Hang Lung Properties Ltd.	867,565	2,062,442
Hang Seng Bank Ltd.(d)	325,848	5,488,018
Henderson Land Development Co. Ltd.	588,774	2,245,407
HK Electric Investments & HK Electric Investments Ltd.(b)	1,138,616	1,182,667
HKT Trust & HKT Ltd.(b)	1,486,417	2,181,269
Hong Kong & China Gas Co. Ltd.	4,515,937	7,018,523
Hong Kong Exchanges & Clearing Ltd.	505,743	21,540,451
Hongkong Land Holdings Ltd.	514,693	2,140,876
Jardine Matheson Holdings Ltd.	88,486	3,699,673
Jardine Strategic Holdings Ltd.	97,486	2,102,880
Kerry Properties Ltd.	258,420	671,280
Link REIT	887,343	7,285,229
Melco Resorts & Entertainment Ltd. — ADR(a)	95,150	1,476,728
MTR Corp. Ltd.	649,033	3,375,457
New World Development Co. Ltd.	636,824	3,023,692
NWS Holdings Ltd.	739,895	643,596
PCCW Ltd.	1,757,959	1,005,137
Power Assets Holdings Ltd.	592,118	3,235,369
Sino Land Co. Ltd.	1,249,975	1,581,467
Sun Hung Kai Properties Ltd.	553,088	7,065,826
Swire Pacific Ltd., Class A	197,200	1,048,073
Swire Properties Ltd.	455,936	1,164,082
Techtronic Industries Co. Ltd.	589,631	5,834,132
WH Group Ltd.(e)	4,084,107	3,529,460
Wharf Real Estate Investment Co. Ltd.(d)	431,939	2,073,569
Wheelock & Co. Ltd.	287,306	2,271,008

		160,375,851

Ireland — 0.7%
AerCap Holdings NV(a)	48,423	1,491,428
CRH PLC	333,640	11,483,973
Flutter Entertainment PLC(a)	65,403	8,634,784
Kerry Group PLC, Class A	67,284	8,358,504
Kingspan Group PLC(a)	64,975	4,194,544
Smurfit Kappa Group PLC(a)	92,190	3,098,110

		37,261,343

Israel — 0.6%
Azrieli Group Ltd.	18,223	830,547
Bank Hapoalim BM	469,097	2,804,334
Bank Leumi Le-Israel BM	617,998	3,107,240

Security	Shares	Value

Israel (continued)
Check Point Software Technologies Ltd.(a)(d)	48,864	$5,249,460
Elbit Systems Ltd.	9,399	1,291,635
ICL Group Ltd.	320,971	956,078
Isracard Ltd.	1	1
Israel Discount Bank Ltd., Series A	484,537	1,477,829
Mizrahi Tefahot Bank Ltd.	65,923	1,238,701
Nice Ltd.(a)	26,312	4,959,868
Teva Pharmaceutical Industries Ltd. — ADR(a)	465,775	5,743,006
Wix.com Ltd.(a)	21,369	5,475,165

		33,133,864

Italy — 2.1%
Assicurazioni Generali SpA	467,746	7,105,183
Atlantia SpA(a)	207,176	3,351,136
Davide Campari-Milano SpA	240,873	2,037,051
DiaSorin SpA(d)	10,683	2,051,622
Enel SpA	3,418,619	29,565,726
Eni SpA	1,073,957	10,294,955
Ferrari NV	53,484	9,161,553
FinecoBank Banca Fineco SpA(a)	241,435	3,267,597
Infrastrutture Wireless Italiane SpA(e)	101,833	1,022,227
Intesa Sanpaolo SpA(a)	6,283,191	12,074,344
Leonardo SpA	173,953	1,159,629
Mediobanca Banca di Credito Finanziario SpA	256,160	1,849,805
Moncler SpA(a)	79,978	3,075,437
Nexi SpA(a)(e)	133,184	2,309,481
Pirelli & C SpA(a)(e)	151,814	645,868
Poste Italiane SpA(e)	221,344	1,933,492
Prysmian SpA	104,492	2,424,039
Recordati SpA	44,850	2,244,233
Snam SpA	875,717	4,269,250
Telecom Italia SpA	6,473,667	2,539,251
Terna Rete Elettrica Nazionale SpA	601,044	4,145,732
UniCredit SpA(a)	900,248	8,308,580

		114,836,191

Japan — 25.1%
ABC-Mart, Inc.	12,735	747,078
Acom Co. Ltd.	145,654	557,391
Advantest Corp.	83,300	4,753,971
Aeon Co. Ltd.	278,846	6,487,218
Aeon Mall Co. Ltd.	37,355	496,401
AGC, Inc.	78,648	2,254,801
Air Water, Inc.	76,516	1,081,090
Aisin Seiki Co. Ltd.	73,146	2,144,051
Ajinomoto Co., Inc.	198,754	3,298,314
Alfresa Holdings Corp.	75,951	1,592,035
Amada Holdings Co. Ltd.	146,349	1,198,285
ANA Holdings, Inc.(a)	50,711	1,158,896
Aozora Bank Ltd.	40,458	705,472
Asahi Group Holdings Ltd.	164,102	5,763,629
Asahi Intecc Co. Ltd.	78,100	2,229,000
Asahi Kasei Corp.	531,768	4,352,940
Astellas Pharma, Inc.	780,643	13,036,395
Bandai Namco Holdings, Inc.	81,604	4,295,475
Bank of Kyoto Ltd.	21,241	754,690
Benesse Holdings, Inc.	27,494	737,378
Bridgestone Corp.	226,141	7,298,799
Brother Industries Ltd.	85,863	1,551,294
Calbee, Inc.	33,823	934,856
Canon, Inc.	422,348	8,425,007
Casio Computer Co. Ltd.	76,981	1,342,980
Central Japan Railway Co.	60,840	9,409,401
Chiba Bank Ltd. (The)	241,870	1,143,500
Chubu Electric Power Co., Inc.	275,111	3,450,426
Chugai Pharmaceutical Co. Ltd.	283,530	15,180,179

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chugoku Electric Power Co., Inc.	117,921	$1,572,126
Coca-Cola Bottlers Japan Holdings, Inc.(a)	54,311	985,012
Concordia Financial Group Ltd.	407,370	1,309,718
Cosmos Pharmaceutical Corp.	8,500	1,304,192
CyberAgent, Inc.	40,329	1,982,318
Dai Nippon Printing Co. Ltd.	101,468	2,332,786
Dai-ichi Life Holdings, Inc.	455,800	5,455,926
Daicel Corp.	105,556	818,097
Daifuku Co. Ltd.	43,876	3,844,943
Daiichi Sankyo Co. Ltd.	239,454	19,585,329
Daikin Industries Ltd.	105,168	17,016,179
Daito Trust Construction Co. Ltd.	27,070	2,494,808
Daiwa House Industry Co. Ltd.	240,576	5,681,173
Daiwa House REIT Investment Corp.	881	2,072,642
Daiwa Securities Group, Inc.	610,652	2,565,288
Denso Corp.	183,790	7,207,700
Dentsu Group Inc.	93,382	2,215,172
Disco Corp.	11,659	2,843,496
East Japan Railway Co.	127,644	8,845,122
Eisai Co. Ltd.	106,415	8,454,552
Electric Power Development Co. Ltd.	58,987	1,118,185
ENEOS Holdings, Inc.	1,257,963	4,484,089
FamilyMart Co. Ltd.	107,668	1,848,433
FANUC Corp.	81,851	14,673,419
Fast Retailing Co. Ltd.	24,641	14,162,943
Fuji Electric Co. Ltd.	48,194	1,326,489
FUJIFILM Holdings Corp.	152,608	6,531,878
Fujitsu Ltd.	83,204	9,741,801
Fukuoka Financial Group, Inc.	68,293	1,079,775
GLP J-REIT	1,545	2,232,602
GMO Payment Gateway, Inc.	18,100	1,893,142
Hakuhodo DY Holdings, Inc.	108,292	1,292,458
Hamamatsu Photonics KK	56,487	2,459,711
Hankyu Hanshin Holdings, Inc.	94,963	3,207,683
Hikari Tsushin, Inc.	8,206	1,876,287
Hino Motors Ltd.	137,321	931,668
Hirose Electric Co. Ltd.	12,892	1,415,647
Hisamitsu Pharmaceutical Co., Inc.	21,341	1,153,605
Hitachi Construction Machinery Co. Ltd.	48,505	1,347,415
Hitachi Ltd.	408,313	12,978,157
Hitachi Metals Ltd.	89,686	1,074,961
Honda Motor Co. Ltd.	688,235	17,614,446
Hoshizaki Corp.	22,665	1,942,632
Hoya Corp.	159,678	15,290,603
Hulic Co. Ltd.	124,767	1,177,927
Idemitsu Kosan Co. Ltd.	82,500	1,760,718
Iida Group Holdings Co. Ltd.	60,922	936,270
Inpex Corp.	412,600	2,576,381
Isetan Mitsukoshi Holdings Ltd.	139,308	801,718
Isuzu Motors Ltd.	231,982	2,108,098
Ito En Ltd.	22,700	1,281,387
ITOCHU Corp.	568,673	12,304,844
Itochu Techno-Solutions Corp.	43,100	1,620,852
Japan Airlines Co. Ltd.(a)	51,362	926,854
Japan Airport Terminal Co. Ltd.	22,512	960,631
Japan Exchange Group, Inc.	217,436	5,035,800
Japan Post Bank Co. Ltd.(a)	148,800	1,106,658
Japan Post Holdings Co. Ltd.(a)	666,529	4,756,801
Japan Post Insurance Co. Ltd.	96,900	1,276,790
Japan Prime Realty Investment Corp.	302	885,953
Japan Real Estate Investment Corp.	548	2,812,397
Japan Retail Fund Investment Corp.	1,078	1,348,339
Japan Tobacco, Inc.	506,641	9,409,718
JFE Holdings, Inc.(a)	211,212	1,526,959

Security	Shares	Value

Japan (continued)
JGC Holdings Corp.	98,357	$1,037,167
JSR Corp.	90,328	1,752,352
JTEKT Corp.	78,433	612,419
Kajima Corp.	200,877	2,401,857
Kakaku.com, Inc.	51,016	1,299,594
Kamigumi Co. Ltd.	45,111	887,175
Kansai Electric Power Co., Inc.	286,851	2,779,581
Kansai Paint Co. Ltd.	77,075	1,628,728
Kao Corp.	203,507	16,149,871
Kawasaki Heavy Industries Ltd.(a)	62,216	898,627
KDDI Corp.	690,175	20,592,850
Keihan Holdings Co. Ltd.	39,829	1,778,733
Keikyu Corp.	87,639	1,341,061
Keio Corp.	45,129	2,582,738
Keisei Electric Railway Co. Ltd.	53,287	1,670,036
Keyence Corp.	76,980	32,259,358
Kikkoman Corp.	64,364	3,108,626
Kintetsu Group Holdings Co. Ltd.	71,298	3,199,104
Kirin Holdings Co. Ltd.	348,455	7,345,342
Kobayashi Pharmaceutical Co. Ltd.	21,065	1,852,127
Kobe Bussan Co. Ltd.	26,100	1,482,103
Koito Manufacturing Co. Ltd.	41,947	1,697,158
Komatsu Ltd.	369,754	7,572,754
Konami Holdings Corp.	35,899	1,197,909
Kose Corp.	13,159	1,592,858
Kubota Corp.	439,989	6,581,682
Kuraray Co. Ltd.	144,614	1,513,346
Kurita Water Industries Ltd.	42,929	1,194,204
Kyocera Corp.	136,200	7,434,417
Kyowa Kirin Co. Ltd.	114,597	3,016,735
Kyushu Electric Power Co., Inc.	166,031	1,391,529
Kyushu Railway Co.	60,146	1,562,818
Lasertec Corp.	32,000	3,024,979
Lawson, Inc.	18,988	955,106
LINE Corp.(a)	26,470	1,332,216
Lion Corp.	95,039	2,285,841
LIXIL Group Corp.	103,527	1,453,962
M3, Inc.	186,213	7,910,536
Makita Corp.	90,539	3,292,401
Marubeni Corp.	721,264	3,276,268
Marui Group Co. Ltd.	75,651	1,368,474
Maruichi Steel Tube Ltd.	19,300	481,058
Mazda Motor Corp.	234,798	1,418,623
McDonald’s Holdings Co. Japan Ltd.(d)	30,394	1,642,721
Mebuki Financial Group, Inc.	357,486	832,748
Medipal Holdings Corp.	73,198	1,412,767
MEIJI Holdings Co. Ltd.	47,834	3,806,442
Mercari, Inc.(a)	28,900	897,379
MINEBEA MITSUMI, Inc.	158,408	2,887,402
MISUMI Group, Inc.	113,256	2,843,675
Mitsubishi Chemical Holdings Corp.	535,909	3,125,240
Mitsubishi Corp.	570,597	12,057,695
Mitsubishi Electric Corp.	770,521	10,063,979
Mitsubishi Estate Co. Ltd.	499,182	7,438,719
Mitsubishi Gas Chemical Co., Inc.	72,093	1,096,494
Mitsubishi Heavy Industries Ltd.	136,005	3,211,090
Mitsubishi Materials Corp.	45,676	964,470
Mitsubishi Motors Corp.(a)	275,916	683,838
Mitsubishi UFJ Financial Group, Inc.	5,125,270	20,170,624
Mitsubishi UFJ Lease & Finance Co. Ltd.	158,773	757,641
Mitsui & Co. Ltd.	698,900	10,355,332
Mitsui Chemicals, Inc.	74,051	1,548,857
Mitsui Fudosan Co. Ltd.	394,320	7,004,986
Miura Co. Ltd.	37,200	1,550,131

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mizuho Financial Group, Inc.	10,183,812	$12,526,543
MonotaRO Co Ltd.	54,000	2,169,635
MS&AD Insurance Group Holdings, Inc.	186,724	5,142,133
Murata Manufacturing Co. Ltd.	242,525	14,296,479
Nabtesco Corp.	49,492	1,531,637
Nagoya Railroad Co. Ltd.	78,951	2,225,261
NEC Corp.	105,674	5,077,180
Nexon Co. Ltd.	205,548	4,636,429
NGK Insulators Ltd.	105,468	1,461,322
NGK Spark Plug Co. Ltd.	70,464	1,012,771
NH Foods Ltd.	31,476	1,266,611
Nidec Corp.	188,820	12,720,568
Nihon M&A Center, Inc.	63,400	2,883,304
Nikon Corp.	113,662	954,570
Nintendo Co. Ltd.	47,282	21,138,297
Nippon Building Fund, Inc.	534	3,041,220
Nippon Express Co. Ltd.	28,970	1,502,195
Nippon Paint Holdings Co. Ltd.	61,216	4,464,899
Nippon Prologis REIT, Inc.	874	2,655,766
Nippon Shinyaku Co. Ltd.	18,500	1,510,018
Nippon Steel Corp.(a)	335,256	3,167,986
Nippon Telegraph & Telephone Corp.	543,432	12,661,659
Nippon Yusen KK	63,622	900,451
Nissan Chemical Corp.	52,411	2,696,483
Nissan Motor Co. Ltd.	988,815	3,666,968
Nisshin Seifun Group, Inc.	75,973	1,134,398
Nissin Foods Holdings Co. Ltd.	27,741	2,457,846
Nitori Holdings Co. Ltd.	33,123	6,494,392
Nitto Denko Corp.	65,326	3,703,340
Nomura Holdings, Inc.	1,312,218	5,896,565
Nomura Real Estate Holdings, Inc.	53,858	1,002,696
Nomura Real Estate Master Fund, Inc.	1,764	2,112,737
Nomura Research Institute Ltd.	137,763	3,762,685
NSK Ltd.	159,185	1,187,938
NTT Data Corp.	272,317	3,044,607
NTT DOCOMO, Inc.	495,215	13,146,970
Obayashi Corp.	274,034	2,576,319
Obic Co. Ltd.	29,594	5,215,614
Odakyu Electric Railway Co. Ltd.	129,585	3,182,319
Oji Holdings Corp.	364,126	1,698,780
Olympus Corp.	492,412	9,480,157
Omron Corp.	79,128	5,299,851
Ono Pharmaceutical Co. Ltd.	151,631	4,425,581
Oracle Corp. Japan	16,935	2,008,704
Oriental Land Co. Ltd.	84,404	11,153,652
ORIX Corp.	559,800	6,951,178
Orix J-REIT, Inc.	1,207	1,590,986
Osaka Gas Co. Ltd.	153,708	3,038,339
Otsuka Corp.	44,582	2,354,628
Otsuka Holdings Co. Ltd.	165,555	7,215,204
Pan Pacific International Holdings Corp.	164,236	3,615,932
Panasonic Corp.	932,157	8,174,128
Park24 Co. Ltd.(a)	44,976	771,115
PeptiDream, Inc.(a)	39,200	1,806,157
Persol Holdings Co. Ltd.	79,975	1,102,605
Pigeon Corp.	49,500	1,915,900
Pola Orbis Holdings, Inc.	36,523	637,639
Rakuten, Inc.(d)	363,400	3,209,912
Recruit Holdings Co. Ltd.	531,294	18,271,291
Renesas Electronics Corp.(a)	304,308	1,564,266
Resona Holdings, Inc.	848,299	2,902,786
Ricoh Co. Ltd.	290,181	2,082,216
Rinnai Corp.	13,635	1,141,838
Rohm Co. Ltd.	36,500	2,426,935

Security	Shares	Value

Japan (continued)
Ryohin Keikaku Co. Ltd.	109,660	$1,559,753
Santen Pharmaceutical Co. Ltd.	157,649	2,902,233
SBI Holdings, Inc.	94,497	2,050,632
SCSK Corp.	22,100	1,081,237
Secom Co. Ltd.	89,057	7,814,100
Sega Sammy Holdings, Inc.	70,632	846,681
Seibu Holdings, Inc.	89,651	976,495
Seiko Epson Corp.	113,003	1,294,526
Sekisui Chemical Co. Ltd.	144,878	2,075,772
Sekisui House Ltd.	255,599	4,879,936
Seven & i Holdings Co. Ltd.	318,059	10,404,830
Seven Bank Ltd.	216,240	592,678
SG Holdings Co. Ltd.	64,752	2,113,092
Sharp Corp.	97,669	1,047,454
Shimadzu Corp.	93,763	2,503,207
Shimamura Co. Ltd.	10,430	706,445
Shimano, Inc.	30,570	5,878,264
Shimizu Corp.	237,406	1,955,771
Shin-Etsu Chemical Co. Ltd.	149,526	17,548,594
Shinsei Bank Ltd.	62,211	752,455
Shionogi & Co. Ltd.	113,821	7,140,371
Shiseido Co. Ltd.	168,878	10,761,011
Shizuoka Bank Ltd.	191,701	1,233,217
Showa Denko KK	59,487	1,342,706
SMC Corp.	24,141	12,406,564
Softbank Corp.	811,500	10,343,569
SoftBank Group Corp.	661,700	33,367,979
Sohgo Security Services Co. Ltd.	28,947	1,351,636
Sompo Holdings, Inc.	137,542	4,734,934
Sony Corp.	537,168	37,080,774
Sony Financial Holdings, Inc.(a)	68,093	1,644,099
Square Enix Holdings Co. Ltd.	38,500	1,950,569
Stanley Electric Co. Ltd.	57,934	1,402,442
Subaru Corp.	260,046	5,445,277
Sumco Corp.	99,815	1,534,569
Sumitomo Chemical Co. Ltd.	650,760	1,958,006
Sumitomo Corp.	505,940	5,819,036
Sumitomo Dainippon Pharma Co. Ltd.	65,993	914,505
Sumitomo Electric Industries Ltd.	315,880	3,643,897
Sumitomo Heavy Industries Ltd.	45,082	985,991
Sumitomo Metal Mining Co. Ltd.	101,015	2,845,571
Sumitomo Mitsui Financial Group, Inc.	550,727	15,542,503
Sumitomo Mitsui Trust Holdings, Inc.	136,626	3,850,171
Sumitomo Realty & Development Co. Ltd.	126,049	3,479,289
Sumitomo Rubber Industries Ltd.	61,304	607,185
Sundrug Co. Ltd.	31,623	1,046,586
Suntory Beverage & Food Ltd.	61,340	2,393,378
Suzuken Co. Ltd.	30,770	1,149,558
Suzuki Motor Corp.	152,319	5,201,100
Sysmex Corp.	69,522	5,336,626
T&D Holdings, Inc.	209,706	1,801,208
Taiheiyo Cement Corp.	53,387	1,240,401
Taisei Corp.	78,010	2,843,161
Taisho Pharmaceutical Holdings Co. Ltd.	15,500	951,190
Taiyo Nippon Sanso Corp.	53,793	899,572
Takeda Pharmaceutical Co. Ltd.	661,308	23,759,431
TDK Corp.	53,258	5,301,906
Teijin Ltd.	67,751	1,078,707
Terumo Corp.	272,506	10,372,335
THK Co. Ltd.	44,358	1,104,407
TIS, Inc.	95,000	2,011,397
Tobu Railway Co. Ltd.	80,098	2,646,389
Toho Co. Ltd.	45,782	1,653,696
Toho Gas Co. Ltd.	30,923	1,545,609

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tohoku Electric Power Co., Inc.	181,390	$1,723,128
Tokio Marine Holdings, Inc.	269,787	11,809,387
Tokyo Century Corp.	16,612	850,637
Tokyo Electric Power Co. Holdings, Inc.(a)	584,012	1,796,530
Tokyo Electron Ltd.	63,393	15,641,829
Tokyo Gas Co. Ltd.	160,555	3,844,425
Tokyu Corp.	208,565	2,936,251
Tokyu Fudosan Holdings Corp.	282,973	1,331,239
Toppan Printing Co. Ltd.	109,100	1,824,034
Toray Industries, Inc.	559,514	2,640,920
Toshiba Corp.	164,770	5,285,783
Tosoh Corp.	119,374	1,639,829
TOTO Ltd.	61,387	2,360,233
Toyo Suisan Kaisha Ltd.	36,523	2,040,681
Toyoda Gosei Co. Ltd.	25,617	535,230
Toyota Industries Corp.	60,300	3,205,104
Toyota Motor Corp.	892,909	56,149,746
Toyota Tsusho Corp.	92,681	2,363,487
Trend Micro, Inc.	55,734	3,114,664
Tsuruha Holdings, Inc.	14,635	2,021,284
Unicharm Corp.	172,102	7,058,330
United Urban Investment Corp.	1,216	1,309,691
USS Co. Ltd.	98,563	1,580,000
Welcia Holdings Co. Ltd.	20,500	1,656,136
West Japan Railway Co.	66,640	3,737,768
Yakult Honsha Co. Ltd.	50,582	2,975,940
Yamada Denki Co. Ltd.	284,492	1,411,196
Yamaha Corp.	57,164	2,696,144
Yamaha Motor Co. Ltd.(a)	115,927	1,825,845
Yamato Holdings Co. Ltd.	122,762	2,664,844
Yamazaki Baking Co. Ltd.	49,958	858,140
Yaskawa Electric Corp.	96,345	3,349,247
Yokogawa Electric Corp.	85,763	1,343,793
Yokohama Rubber Co. Ltd.	50,129	708,825
Z Holdings Corp.	1,123,127	5,511,996
ZOZO, Inc.	41,951	935,179

		1,404,339,977

Jordan — 0.0%
Hikma Pharmaceuticals PLC	61,693	1,692,924

Luxembourg — 0.2%
ArcelorMittal SA(a)	290,691	3,078,958
Eurofins Scientific SE(a)	5,597	3,530,219
SES SA	165,060	1,127,836
Tenaris SA(a)	190,344	1,236,972

		8,973,985

Macau — 0.2%
Galaxy Entertainment Group Ltd.	919,058	6,304,504
Sands China Ltd.(a)	979,260	3,857,537
SJM Holdings Ltd.	907,053	1,016,929
Wynn Macau Ltd.(a)(d)	622,075	1,078,948

		12,257,918

Netherlands — 4.2%
ABN AMRO Bank NV CVA(a)(e)	176,665	1,520,316
Adyen NV(a)(e)	7,661	11,150,537
Aegon NV(a)	739,009	2,184,484
Akzo Nobel NV	85,393	7,671,757
Altice Europe NV, Class A(a)	228,350	883,150
ASML Holding NV	178,906	65,446,111
EXOR NV	45,905	2,634,820
Heineken Holding NV(a)	48,994	4,010,009
Heineken NV(a)	109,426	10,088,462
ING Groep NV(a)	1,645,681	11,471,878
Just Eat Takeaway.com NV(a)(e)	52,086	5,444,285

Security	Shares	Value

Netherlands (continued)
Koninklijke Ahold Delhaize NV	464,687	$12,664,605
Koninklijke DSM NV	73,130	10,151,756
Koninklijke KPN NV	1,519,180	4,040,889
Koninklijke Philips NV(a)	376,169	17,547,419
Koninklijke Vopak NV	29,659	1,568,794
NN Group NV(a)	118,401	3,979,192
Randstad NV(a)	47,869	2,140,463
Royal Dutch Shell PLC, Class A	1,738,555	27,836,468
Royal Dutch Shell PLC, Class B	1,559,665	23,644,983
Wolters Kluwer NV	112,808	8,810,947

		234,891,325

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	324,063	4,241,899
Auckland International Airport Ltd.(a)	513,009	2,181,704
Fisher & Paykel Healthcare Corp. Ltd.	244,260	5,626,967
Mercury NZ Ltd.	222,928	679,180
Meridian Energy Ltd.	552,152	1,721,227
Ryman Healthcare Ltd.	142,857	1,211,994
Spark New Zealand Ltd.	791,798	2,342,664

		18,005,635

Norway — 0.5%
DNB ASA	412,083	5,500,274
Equinor ASA	414,816	5,975,702
Gjensidige Forsikring ASA(a)	89,713	1,657,553
Mowi ASA(a)	184,796	3,522,518
Norsk Hydro ASA(a)	603,033	1,682,391
Orkla ASA	316,395	2,777,819
Schibsted ASA, Class B(a)	33,211	784,464
Telenor ASA	298,667	4,360,796
Yara International ASA	70,946	2,473,342

		28,734,859

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(c)	47,542	1
EDP - Energias de Portugal SA	1,049,200	5,008,103
Galp Energia SGPS SA	217,548	2,523,552
Jeronimo Martins SGPS SA	105,566	1,847,398

		9,379,054

Russia — 0.0%
Evraz PLC	188,061	666,316

Singapore — 1.1%
Ascendas Real Estate Investment Trust	1,289,465	2,958,562
CapitaLand Commercial Trust	1,099,360	1,345,464
CapitaLand Ltd.	1,070,730	2,262,071
CapitaLand Mall Trust	1,081,300	1,534,288
City Developments Ltd.	203,878	1,245,913
DBS Group Holdings Ltd.	757,609	11,399,607
Genting Singapore Ltd.	2,395,325	1,317,843
Jardine Cycle & Carriage Ltd.	39,495	576,371
Keppel Corp. Ltd.	634,142	2,731,199
Mapletree Commercial Trust	896,800	1,254,808
Mapletree Logistics Trust	1,128,700	1,584,588
Oversea-Chinese Banking Corp. Ltd.	1,395,787	9,097,441
Singapore Airlines Ltd.(a)	586,399	1,582,820
Singapore Exchange Ltd.	329,026	1,979,967
Singapore Technologies Engineering Ltd.	663,579	1,583,794
Singapore Telecommunications Ltd.	3,346,846	5,953,697
Suntec Real Estate Investment Trust	795,400	812,537
United Overseas Bank Ltd.	488,405	7,136,507
UOL Group Ltd.	190,099	934,660
Venture Corp. Ltd.	131,527	1,537,116
Wilmar International Ltd.	829,083	2,452,236

		61,281,489

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa — 0.2%
Anglo American PLC	521,152	$12,014,226

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	106,349	2,733,054
Aena SME SA(a)(e)	28,813	3,853,497
Amadeus IT Group SA(a)	182,066	9,558,848
Banco Bilbao Vizcaya Argentaria SA(a)	2,819,639	9,707,914
Banco Santander SA(a)	7,015,582	17,163,338
Bankinter SA(a)	265,031	1,270,325
CaixaBank SA	1,497,664	3,203,933
Cellnex Telecom SA(e)	105,752	6,459,093
Enagas SA	102,462	2,506,583
Endesa SA	129,780	3,219,353
Ferrovial SA	206,788	5,527,435
Grifols SA	126,936	3,859,871
Iberdrola SA	2,439,720	28,482,949
Industria de Diseno Textil SA	460,509	12,218,892
Mapfre SA	445,134	794,869
Naturgy Energy Group SA	131,361	2,452,367
Red Electrica Corp. SA	180,542	3,377,856
Repsol SA	589,740	5,210,925
Siemens Gamesa Renewable Energy SA	92,841	1,653,029
Telefonica SA	1,972,741	9,435,171

		132,689,302

Sweden — 2.8%
Alfa Laval AB(a)	125,466	2,767,803
Assa Abloy AB, Class B	423,822	8,674,568
Atlas Copco AB, A Shares	283,490	12,072,546
Atlas Copco AB, Class B	160,672	5,970,252
Boliden AB	110,781	2,540,922
Electrolux AB, Class B(a)	89,210	1,500,949
Epiroc AB, Class A	266,178	3,335,315
Epiroc AB, Class B	170,489	2,093,798
EQT AB	101,089	1,822,725
Essity AB, Class B(a)	256,700	8,322,570
Evolution Gaming Group AB(e)	53,944	3,204,038
Hennes & Mauritz AB, Class B(a)(d)	330,210	4,819,841
Hexagon AB, Class B(a)	119,412	7,012,539
Husqvarna AB, Class B(a)	181,045	1,490,006
ICA Gruppen AB	38,934	1,850,710
Industrivarden AB, Class C(a)	67,606	1,541,012
Investment AB Latour, -B Shares	62,818	1,140,538
Investor AB, Class B(a)	192,289	10,200,527
Kinnevik AB, Class B(a)	100,324	2,648,282
L E Lundbergforetagen AB, B Shares(a)	34,572	1,575,919
Lundin Energy AB	81,783	1,995,965
Nibe Industrier AB, -B Shares(a)	132,314	2,934,701
Sandvik AB(a)	479,658	9,029,922
Securitas AB, Class B(a)	121,855	1,647,750
Skandinaviska Enskilda Banken AB, Class A(a)	684,782	5,944,281
Skanska AB, Class B(a)	149,070	3,043,304
SKF AB, Class B	159,928	2,989,617
Svenska Cellulosa AB SCA, B Shares(a)	257,071	3,074,871
Svenska Handelsbanken AB, Class A(a)	661,345	6,279,681
Swedbank AB, Class A(a)	381,647	4,900,682
Swedish Match AB	69,453	4,900,302
Tele2 AB, Class B	203,639	2,710,812
Telefonaktiebolaget LM Ericsson, Class B	1,238,447	11,479,853
Telia Co. AB	1,061,630	3,971,770
Volvo AB, Class B(a)	627,538	9,874,234

		159,362,605

Switzerland — 10.4%
ABB Ltd., Registered Shares	774,621	17,570,667
Adecco Group AG, Registered Shares	62,566	2,949,085

Security	Shares	Value

Switzerland (continued)
Alcon, Inc.(a)	208,630	$11,987,719
Baloise Holding AG, Registered Shares	19,916	3,000,354
Banque Cantonale Vaudoise	12,764	1,242,990
Barry Callebaut AG, Registered Shares	1,200	2,290,604
Chocoladefabriken Lindt & Spruengli AG	454	3,749,740
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	44	3,795,298
Cie Financiere Richemont SA, Registered Shares	220,370	14,213,934
Clariant AG, Registered Shares(a)	86,435	1,701,116
Coca-Cola HBC AG	86,190	2,157,602
Credit Suisse Group AG, Registered Shares	1,025,667	10,671,929
EMS-Chemie Holding AG, Registered Shares	3,504	2,722,267
Geberit AG, Registered Shares	15,651	7,852,664
Givaudan SA, Registered Shares	3,898	14,570,596
Julius Baer Group Ltd.	93,109	3,910,352
Kuehne + Nagel International AG, Registered Shares(a)	22,697	3,780,607
LafargeHolcim Ltd., Registered Shares(a)	222,140	9,786,605
Logitech International SA, Registered Shares	69,777	4,572,442
Lonza Group AG, Registered Shares	31,438	16,652,622
Nestle SA, Registered Shares	1,250,877	138,685,515
Novartis AG, Registered Shares	902,963	78,667,052
Pargesa Holding SA(a)(c)	17,421	1,308,253
Partners Group Holding AG	7,897	7,191,741
Roche Holding AG	295,302	102,307,241
Schindler Holding AG, Participation Certificates	17,318	4,098,455
Schindler Holding AG, Registered Shares	8,918	2,114,203
SGS SA, Registered Shares	2,576	6,310,282
Sika AG, Registered Shares	53,870	10,384,644
Sonova Holding AG, Registered Shares	22,644	4,532,767
STMicroelectronics NV	270,634	7,377,013
Straumann Holding AG, Registered Shares(d)	4,321	3,735,445
Swatch Group AG, Bearer Shares	11,688	2,345,918
Swatch Group AG, Registered Shares	23,642	929,736
Swiss Life Holding AG, Registered Shares	13,415	4,990,628
Swiss Prime Site AG, Registered Shares	32,210	2,987,970
Swiss Re AG	124,397	9,645,061
Swisscom AG, Registered Shares	11,036	5,787,289
Temenos AG, Registered Shares	27,497	4,273,691
UBS Group AG, Registered Shares	1,555,540	17,965,018
Vifor Pharma AG	18,421	2,786,855
Zurich Insurance Group AG	63,159	22,379,148

		579,983,118

United Arab Emirates — 0.0%
NMC Health PLC(a)(c)	45,379	1

United Kingdom — 12.4%
3i Group PLC	414,691	4,270,071
Admiral Group PLC	84,150	2,386,406
Ashtead Group PLC	185,984	6,273,809
Associated British Foods PLC(a)	150,619	3,561,263
AstraZeneca PLC	552,373	57,487,892
Auto Trader Group PLC(a)(e)	424,610	2,764,531
AVEVA Group PLC	24,150	1,224,483
Aviva PLC(a)	1,651,603	5,597,902
BAE Systems PLC(a)	1,352,996	8,090,186
Barclays PLC(a)	7,299,893	10,298,682
Barratt Developments PLC(a)	411,096	2,526,652
Berkeley Group Holdings PLC	52,438	2,700,568
BP PLC	8,488,947	32,521,506
British American Tobacco PLC	963,191	36,941,090
British Land Co. PLC(a)	351,679	1,682,244
BT Group PLC(a)	3,773,750	5,337,021
Bunzl PLC(a)	138,378	3,711,728
Burberry Group PLC(a)	167,636	3,312,503
CK Hutchison Holdings Ltd.	1,140,617	7,386,165

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
CNH Industrial NV(a)	420,357	$2,953,263
Coca-Cola European Partners PLC	86,698	3,273,717
Compass Group PLC(a)	756,845	10,413,021
Croda International PLC	56,291	3,656,147
DCC PLC	42,563	3,551,613
Diageo PLC	982,268	32,647,981
Direct Line Insurance Group PLC(a)	540,917	1,813,725
Experian PLC	383,523	13,461,217
Fiat Chrysler Automobiles NV(a)	466,827	4,723,400
GlaxoSmithKline PLC	2,108,506	42,591,159
GVC Holdings PLC(a)	250,792	2,298,735
Halma PLC	162,324	4,624,643
Hargreaves Lansdown PLC	132,748	2,677,010
HSBC Holdings PLC(a)	8,542,121	39,700,254
Imperial Brands PLC	400,826	7,630,382
Informa PLC(a)	633,759	3,664,232
InterContinental Hotels Group PLC(a)	71,443	3,153,862
Intertek Group PLC	68,596	4,620,013
ITV PLC(a)	1,422,386	1,314,609
J. Sainsbury PLC(a)	767,540	1,986,360
JD Sports Fashion PLC(a)	161,943	1,246,421
Johnson Matthey PLC	84,224	2,193,524
Kingfisher PLC(a)	869,320	2,391,661
Land Securities Group PLC(a)	281,686	1,924,652
Legal & General Group PLC	2,536,083	6,913,985
Lloyds Banking Group PLC(a)	29,570,201	11,406,979
London Stock Exchange Group PLC	132,883	13,819,189
M&G PLC	1,060,112	2,201,264
Melrose Industries PLC(a)	2,038,545	2,873,416
Mondi PLC(a)	205,997	3,853,168
National Grid PLC	1,470,060	17,935,312
Next PLC(a)	55,847	3,381,255
Ocado Group PLC(a)	188,807	4,744,789
Pearson PLC	340,495	2,423,919
Persimmon PLC(a)	134,705	3,812,362
Prudential PLC	1,097,648	16,539,427
Reckitt Benckiser Group PLC	296,389	27,267,318
RELX PLC	806,681	18,671,246
Rentokil Initial PLC(a)	795,398	5,029,437
Rolls-Royce Holdings PLC(a)	825,205	2,913,480
Royal Bank of Scotland Group PLC(a)	2,027,559	3,043,862
RSA Insurance Group PLC(a)	454,517	2,301,871
Sage Group PLC	459,817	3,816,911
Schroders PLC	52,935	1,932,006
Segro PLC	451,350	4,991,924
Severn Trent PLC	97,043	2,969,885
Smith & Nephew PLC	371,359	6,919,768
Smiths Group PLC(a)	173,619	3,035,192
Spirax-Sarco Engineering PLC	30,321	3,732,816
SSE PLC	436,831	7,396,914
St. James’s Place PLC	234,496	2,757,313
Standard Chartered PLC(a)	1,146,929	6,217,268
Standard Life Aberdeen PLC	953,622	3,160,014
Taylor Wimpey PLC(a)	1,459,837	2,576,624
Tesco PLC	4,134,469	11,628,867
Unilever NV	613,970	32,735,474
Unilever PLC	490,788	26,473,636
United Utilities Group PLC	283,827	3,189,288
Vodafone Group PLC	11,300,797	17,965,539
Whitbread PLC(a)	85,410	2,349,845
WM Morrison Supermarkets PLC	1,053,494	2,481,754
WPP PLC(a)	506,869	3,951,710

		696,001,330

Security	Shares	Value

United States — 0.3%
CyberArk Software Ltd.(a)	14,874	$1,476,542
Ferguson PLC(a)	96,362	7,879,187
James Hardie Industries PLC(a)	188,550	3,633,095
QIAGEN NV(a)	96,524	4,157,769

		17,146,593

Total Common Stocks — 98.3% (Cost — $4,705,410,799)		5,498,714,507

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares	20,759	1,008,411
Fuchs Petrolub SE, Preference Shares	30,942	1,243,676
Henkel AG & Co. KGaA, Preference Shares	75,854	7,076,699
Porsche Automobil Holding SE, Preference Shares	62,768	3,635,440
Sartorius AG, Preference Shares	15,016	4,956,000
Volkswagen AG, Preference Shares	78,347	11,908,741

Total Preferred Stocks — 0.5% (Cost — $26,222,483)		29,828,967

Total Preferred Securities — 0.5%		29,828,967

Rights — 0.0%

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA (Expires 07/10/20)(a)	106,349	165,902
Repsol SA, (Expires 07/09/20)(a)	589,740	287,093
Telefonica SA, (Expires 07/06/20)(a)	1,972,741	388,087

Total Rights — 0.0% (Cost — $921,046)		841,082

Total Long-Term Investments — 98.8% (Cost — $4,732,554,328)		5,529,384,556

Short-Term Securities — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55%(f)(g)(h)	26,639,244	26,673,875
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16%(f)(h)	10,519,151	10,519,151

Total Short-Term Securities — 0.7% (Cost — $37,167,093)		37,193,026

Total Investments — 99.5% (Cost — $4,769,721,421)		5,566,577,582

Other Assets Less Liabilities — 0.5%		30,580,686

Net Assets — 100.0%		$5,597,158,268

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	43,028,944	—		(16,389,700	)(b)	26,639,244	$26,673,875	$342,508	(c)	$(19,972)	$23,334
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,519,151	(b)	—		10,519,151	10,519,151	33,369		—	—

							$37,193,026	$375,877		$(19,972)	$23,334

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	133	09/10/20	$13,710	$(325,753)
SPI 200 Index	62	09/17/20	6,302	17,556
Euro Stoxx 50 Index	624	09/18/20	22,595	(10,714)
FTSE 100 Index	175	09/18/20	13,330	(111,536)

				$(430,447)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	—	$17,556	$—	$—	$—	$17,556

Liabilities — Derivative Financial Instruments
Future contracts
Unrealized depreciation on future contracts(a)	$—	—	$448,003	$—	$—	$—	$448,003

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six-months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	(52,354,099)	$—	$—	$—	$(52,354,099)

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$(124,600)	$—	$—	$—	$(124,600)

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares MSCI EAFE International Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$158,861,733

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$851,858	$424,001,109	$11	$424,852,978
Austria	—	9,174,848	—	9,174,848
Belgium	—	50,022,591	—	50,022,591
Chile	—	1,805,380	—	1,805,380
China	22,256,528	7,639,811	—	29,896,339
Denmark	9,236,154	120,500,292	—	129,736,446
Finland	—	65,267,455	—	65,267,455
France	1,693,009	586,420,490	—	588,113,499
Germany	3,011,796	473,805,269	—	476,817,065
Hong Kong	4,500,420	155,875,431	—	160,375,851
Ireland	1,491,428	35,769,915	—	37,261,343
Israel	16,467,631	16,666,233	—	33,133,864
Italy	—	114,836,191	—	114,836,191
Japan	—	1,404,339,977	—	1,404,339,977
Jordan	—	1,692,924	—	1,692,924
Luxembourg	—	8,973,985	—	8,973,985
Macau	—	12,257,918	—	12,257,918
Netherlands	53,176,168	181,715,157	—	234,891,325
New Zealand	—	18,005,635	—	18,005,635
Norway	—	28,734,859	—	28,734,859
Portugal	—	9,379,053	1	9,379,054
Russia	—	666,316	—	666,316
Singapore	—	61,281,489	—	61,281,489
South Africa	—	12,014,226	—	12,014,226
Spain	—	132,689,302	—	132,689,302
Sweden	—	159,362,605	—	159,362,605
Switzerland	—	578,674,865	1,308,253	579,983,118
United Arab Emirates	—	—	1	1
United Kingdom	3,273,717	692,727,613	—	696,001,330
United States	5,634,311	11,512,282	—	17,146,593
Preferred Stocks	—	29,828,967	—	29,828,967
Rights	841,082	—	—	841,082
Short-Term Securities	37,193,026	—	—	37,193,026

	$159,627,128	$5,405,642,188	$1,308,266	$5,566,577,582

Derivative Financial Instruments(a)
Assets:
Equity contracts	$17,556	$—	$—	$17,556
Liabilities:
Equity contracts	(448,003)			(448,003)

	$(430,447)	$—	$—	$(430,447)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $25,418,835)(a)	$5,529,384,556	$—
Investments at value — Master Small Cap Index Series	—	2,078,692,962
Investments at value — affiliated(b)	37,193,026	—
Cash pledged for futures contracts	6,523,781	—
Foreign currency at value(c)	33,586,247	—
Receivables:
Investments sold	1,895,524	—
Securities lending income — affiliated	60,313	—
Capital shares sold	20,423,741	4,227,023
Dividends — affiliated	470	—
Dividends — unaffiliated	20,210,191	—
Variation margin on futures contracts	243,206	—
Prepaid expenses	124,487	77,505

Total assets	5,649,645,542	2,082,997,490

LIABILITIES
Cash collateral on securities loaned at value	26,667,816	—
Payables:
Investments purchased	23,054	—
Administration fees	—	27
Capital shares redeemed	24,279,759	4,209,176
Contributions to the Master Small Cap Index Series	—	17,847
Investment advisory fees	46,189	—
Directors’ and Officer’s fees	27,444	486
Other accrued expenses	883,767	195,094
Other affiliates	26,232	—
Professional fees	75,374	—
Service fees	90,376	96,875
Variation margin on futures contracts	367,263	—

Total liabilities	52,487,274	4,519,505

NET ASSETS	$5,597,158,268	$2,078,477,985

NET ASSETS CONSIST OF
Paid-in capital	$5,929,339,105	$2,097,276,937
Accumulated loss	(332,180,837)	(18,798,952)

NET ASSETS	$5,597,158,268	$2,078,477,985

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$845,214,168	$226,141,526

Shares outstanding, $0.0001 par value	68,423,707	12,694,536

Net asset value	$12.35	$17.81

Shares authorized	1.208 billion	208 million

Investor A
Net assets	$305,342,719	$223,173,744

Shares outstanding, $0.0001 par value	24,904,424	12,528,097

Net asset value	$12.26	$17.81

Shares authorized	208 million	208 million

Class K
Net assets	$4,318,824,846	$1,378,162,837

Shares outstanding, $0.0001 par value	349,248,600	77,129,838

Net asset value	$12.37	$17.87

Shares authorized	1.208 billion	1.208 billion

Investor P
Net assets	$127,776,535	$250,999,878

Shares outstanding, $0.0001 par value	10,458,531	14,132,072

Net asset value	$12.22	$17.76

Shares authorized	2 billion	2 billion

(a) Investments at cost — unaffiliated	$4,732,554,328	$—

(b) Investments at cost — affiliated	$37,167,093	$—

(c) Foreign currency at cost	$33,628,535	$—

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — affiliated	$33,369	$—
Dividends — unaffiliated	98,106,510
Securities lending income — affiliated — net	342,508	—
Foreign taxes withheld	(9,197,885)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — affiliated	—	200,840
Dividends — unaffiliated	—	8,873,005
Interest — unaffiliated	—	2,991
Securities lending income — affiliated — net	—	1,684,980
Foreign taxes withheld	—	(10,806)
Expenses	—	(241,601)
Fees waived	—	7,981

Total investment income	89,284,502	10,517,390

EXPENSES
Transfer agent — class specific	543,073	322,435
Service and distribution — class specific	534,400	594,791
Investment advisory	314,565	—
Custodian	249,737	—
Registration	61,870	48,173
Professional	60,055	39,839
Directors and Officer	57,055	466
Printing	53,766	24,329
Accounting services	49,648	2,524
Administration	—	397,954
Miscellaneous	73,723	9,161

Total expenses	1,997,892	1,439,672
Less:
Fees waived and/or reimbursed by the Manager	(2,585)	—
Fees waived and/or reimbursed by the Administrator	—	(59,893)
Transfer agent fees waived and/or reimbursed — class specific	(2,519)	(152,603)

Total expenses after fees waived and/or reimbursed	1,992,788	1,227,176

Net investment income	87,291,714	9,290,214

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(52,354,099)	—
Foreign currency transactions	(9,242,500)	—
Investments — affiliated	(19,972)	—
Investments — unaffiliated	(265,094,655)	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Futures contracts	—	(6,060,001)
Investments — affiliated	—	(1,989,477)
Investments — unaffiliated	—	28,852,644
Swaps	—	(675,238)

	(326,711,226)	20,127,928

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(124,600)	—
Foreign currency translations	(314,332)	—
Investments — affiliated	23,334	—
Investments — unaffiliated	(854,317,405)	—
Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series on:
Futures contracts	—	523,324
Investments — affiliated	—	1,057,619
Investments — unaffiliated	—	(326,952,263)
Swaps	—	340,795

	(854,733,003)	(325,030,525)

Net realized and unrealized loss	(1,181,444,229)	(304,902,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,094,152,515)	$(295,612,383)

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$87,291,714	$258,818,758
Net realized loss	(326,711,226)	(31,601,972)
Net change in unrealized appreciation (depreciation)	(854,733,003)	1,356,515,995

Net increase (decrease) in net assets resulting from operations	(1,094,152,515)	1,583,732,781

DISTRIBUTIONS(a)
Institutional	—	(28,671,489)
Investor A	—	(10,102,636)
Class K	—	(224,970,295)
Investor P	—	(4,447,915)

Decrease in net assets resulting from distributions to shareholders	—	(268,192,335)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,546,524,205)	(694,405,126)

NET ASSETS
Total increase (decrease) in net assets	(2,640,676,720)	621,135,320
Beginning of period	8,237,834,988	7,616,699,668

End of period	$5,597,158,268	$8,237,834,988

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Small-Cap Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,290,214	$27,526,475
Net realized gain	20,127,928	35,652,447
Net change in unrealized appreciation (depreciation)	(325,030,525)	380,171,158

Net increase (decrease) in net assets resulting from operations	(295,612,383)	443,350,080

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(7,506,356)
Investor A	—	(8,329,821)
Class K	—	(50,010,333)
Investor P	—	(9,373,153)

Decrease in net assets resulting from distributions to shareholders	—	(75,219,663)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	69,903,579	269,152,880

NET ASSETS
Total increase (decrease) in net assets	(225,708,804)	637,283,297
Beginning of period	2,304,186,789	1,666,903,492

End of period	$2,078,477,985	$2,304,186,789

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$13.86		$11.76	$14.18		$11.60	$11.81		$12.21

Net investment income(a)	0.17		0.42	0.42		0.39	0.28		0.34
Net realized and unrealized gain (loss)	(1.68)		2.14	(2.31)		2.53	(0.16)		(0.46)

Net increase (decrease) from investment operations	(1.51)		2.56	(1.89)		2.92	0.12		(0.12)

Distributions(b)
From net investment income	—		(0.46)	(0.53)		(0.34)	(0.33)		(0.28)
From return of capital	—		—	(0.00	)(c)	—	—		—

Total distributions	—		(0.46)	(0.53)		(0.34)	(0.33)		(0.28)

Net asset value, end of period	$12.35		$13.86	$11.76		$14.18	$11.60		$11.81

Total Return(d)
Based on net asset value	(10.90	)%(e)	21.80%	(13.37)%		25.24%	0.99%		(0.91)%

Ratios to Average Net Assets(f)
Total expenses	0.09	%(g)	0.08%	0.11	%(h)(i)	0.09%	0.15	%(j)	0.12	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.09	%(g)	0.08%	0.10	%(h)(i)	0.09%	0.11	%(j)	0.09	%(j)

Net investment income	2.84	%(g)	3.23%	3.02	%(h)	2.92%	2.44	%(j)	2.68	%(j)

Supplemental Data
Net assets, end of period (000)	$845,214		$876,551	$753,659		$705,986	$649,763		$2,702,936

Portfolio turnover rate	6%		4%	43%		23%	42	%(k)	9	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	N/A	0.16%	0.13%

(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$13.78		$11.69	$14.09		$11.54	$11.75		$12.12

Net investment income(a)	0.16		0.39	0.38		0.34	0.32		0.32
Net realized and unrealized gain (loss)	(1.68)		2.12	(2.28)		2.52	(0.23)		(0.46)

Net increase (decrease) from investment operations	(1.52)		2.51	(1.90)		2.86	0.09		(0.14)

Distributions(b)
From net investment income	—		(0.42)	(0.50)		(0.31)	(0.30)		(0.23)
From return of capital	—		(0.00)	(0.00	)(c)	—	—		—

Total distributions	—		(0.42)	(0.50)		(0.31)	(0.30)		(0.23)

Net asset value, end of period	$12.26		$13.78	$11.69		$14.09	$11.54		$11.75

Total Return(d)
Based on net asset value	(11.03	)%(e)	21.53%	(13.57)%		24.84%	0.78%		(1.14)%

Ratios to Average Net Assets(f)
Total expenses	0.35	%(g)	0.35%	0.36	%(h)(i)	0.36%	0.38	%(j)	0.42	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35	%(g)	0.35%	0.36	%(h)(i)	0.35%	0.37	%(j)	0.37	%(j)

Net investment income	2.59	%(g)	3.00%	2.74	%(h)	2.60%	2.78	%(j)	2.54	%(j)

Supplemental Data
Net assets, end of period (000)	$305,343		$340,750	$305,043		$373,846	$238,053		$168,008

Portfolio turnover rate	6%		4%	43%		23%	42	%(k)	9	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	N/A	0.39%	0.43%

(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$13.87		$11.76	$14.18		$11.61	$11.82		$12.21

Net investment income(a)	0.17		0.43	0.43		0.38	0.38		0.28
Net realized and unrealized gain (loss)	(1.67)		2.14	(2.31)		2.54	(0.26)		(0.38)

Net increase (decrease) from investment operations	(1.50)		2.57	(1.88)		2.92	0.12		(0.10)

Distributions(b)
From net investment income	—		(0.46)	(0.54)		(0.35)	(0.33)		(0.29)
From return of capital	—		—	(0.00	)(c)	—	—		—

Total distributions	—		(0.46)	(0.54)		(0.35)	(0.33)		(0.29)

Net asset value, end of period	$12.37		$13.87	$11.76		$14.18	$11.61		$11.82

Total Return(d)
Based on net asset value	(10.82	)%(e)	21.94%	(13.33)%		25.17%	1.03%		(0.81)%

Ratios to Average Net Assets(f)
Total expenses	0.04	%(g)	0.03%	0.06	%(h)(i)	0.06%	0.07	%(j)	0.12	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.04	%(g)	0.03%	0.05	%(h)(i)	0.06%	0.07	%(j)	0.07	%(j)

Net investment income	2.78	%(g)	3.28%	3.12	%(h)	2.80%	3.25	%(j)	2.25	%(j)

Supplemental Data
Net assets, end of period (000)	$4,318,825		$6,870,922	$6,420,732		$9,509,257	$4,042,470		$113,314

Portfolio turnover rate	6%		4%	43%		23%	42	%(k)	9	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master International Index’s allocated fees waived, the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	N/A	0.08%	0.13%

(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

(j)	Includes the Fund’s share of the Master International Index’s allocated expenses and/or net investment income.
(k)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(l)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18(a) to 12/31/18

Net asset value, beginning of period	$13.73		$11.65	$13.87

Net investment income(b)	0.15		0.39	0.01
Net realized and unrealized gain (loss)	(1.66)		2.11	(1.70)

Net increase (decrease) from investment operations	(1.51)		2.50	(1.69)

Distributions(c)
From net investment income	—		(0.42)	(0.53)
From return of capital	—		—	(0.00	)(d)

Total distributions	—		(0.42)	(0.53)

Net asset value, end of period	$12.22		$13.73	$11.65

Total Return(e)
Based on net asset value	(11.00	)%(f)	21.51%	(12.25	)%(f)

Ratios to Average Net Assets
Total expenses	0.37	%(g)	0.39%	0.33	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.37	%(g)	0.36%	0.32	%(g)(i)

Net investment income	2.55	%(g)	2.97%	0.23	%(g)

Supplemental Data
Net assets, end of period (000)	$127,777		$149,612	$137,266

Portfolio turnover rate	6%		4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$20.46		$16.87	$19.72		$17.76	$15.32		$16.60

Net investment income(a)	0.08		0.27	0.28		0.25	0.23		0.24
Net realized and unrealized gain (loss)	(2.73)		4.02	(2.40)		2.34	3.03		(0.97)

Net increase (decrease) from investment operations	(2.65)		4.29	(2.12)		2.59	3.26		(0.73)

Distributions(b)
From net investment income	—		(0.28)	(0.20)		(0.21)	(0.22)		(0.14)
From net realized gain	—		(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	—		(0.70)	(0.73)		(0.63)	(0.82)		(0.55)

Net asset value, end of period	$17.81		$20.46	$16.87		$19.72	$17.76		$15.32

Total Return(c)
Based on net asset value	(12.95	)%(d)	25.50%	(10.94)%		14.55%	21.33%		(4.43)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16	%(g)	0.16%	0.18	%(h)	0.18%	0.19	%(i)	0.22%

Total expenses after fees waived and/or reimbursed	0.12	%(g)	0.12%	0.12	%(h)	0.11%	0.14	%(i)	0.16%

Net investment income	0.95	%(g)	1.38%	1.38%		1.36%	1.44	%(i)	1.47%

Supplemental Data
Net assets, end of period (000)	$226,142		$227,381	$200,990		$167,351	$229,491		$148,148

Portfolio turnover rate of the Series	39%		20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$20.49		$16.89	$19.74		$17.78	$15.34		$16.61

Net investment income(a)	0.06		0.22	0.22		0.21	0.18		0.18
Net realized and unrealized gain (loss)	(2.74)		4.03	(2.40)		2.34	3.03		(0.95)

Net increase (decrease) from investment operations	(2.68)		4.25	(2.18)		2.55	3.21		(0.77)

Distributions(b)
From net investment income	—		(0.23)	(0.14)		(0.17)	(0.17)		(0.09)
From net realized gain	—		(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	—		(0.65)	(0.67)		(0.59)	(0.77)		(0.50)

Net asset value, end of period	$17.81		$20.49	$16.89		$19.74	$17.78		$15.34

Total Return(c)
Based on net asset value	(13.08	)%(d)	25.20%	(11.19)%		14.35%	21.04%		(4.66)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.42	%(g)	0.42%	0.43	%(h)	0.45%	0.49	%(i)	0.53%

Total expenses after fees waived and/or reimbursed	0.37	%(g)	0.37%	0.37	%(h)	0.37%	0.41	%(i)	0.43%

Net investment income	0.71	%(g)	1.14%	1.08%		1.13%	1.14	%(i)	1.09%

Supplemental Data
Net assets, end of period (000)	$223,174		$273,413	$254,591		$249,980	$116,722		$87,930

Portfolio turnover rate of the Series	39%		20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$20.52		$16.91	$19.77		$17.79	$15.35		$16.62

Net investment income(a)	0.09		0.28	0.30		0.27	0.24		0.25
Net realized and unrealized gain (loss)	(2.74)		4.04	(2.43)		2.34	3.02		(0.97)

Net increase (decrease) from investment operations	(2.65)		4.32	(2.13)		2.61	3.26		(0.72)

Distributions(b)
From net investment income	—		(0.29)	(0.20)		(0.21)	(0.22)		(0.14)
From net realized gain	—		(0.42)	(0.53)		(0.42)	(0.60)		(0.41)

Total distributions	—		(0.71)	(0.73)		(0.63)	(0.82)		(0.55)

Net asset value, end of period	$17.87		$20.52	$16.91		$19.77	$17.79		$15.35

Total Return(c)
Based on net asset value	(12.91	)%(d)	25.62%	(10.93)%		14.69%	21.32%		(4.41)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.08	%(g)	0.08%	0.11	%(h)	0.14%	0.17	%(i)	0.21%

Total expenses after fees waived and/or reimbursed	0.07	%(g)	0.07%	0.07	%(h)	0.07%	0.10	%(i)	0.13%

Net investment income	1.01	%(g)	1.44%	1.44%		1.40%	1.48	%(i)	1.50%

Supplemental Data
Net assets, end of year (000)	$1,378,163		$1,502,229	$945,929		$474,830	$60,086		$8,338

Portfolio turnover rate of the Series	39%		20%	28%		30%	39%		37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Annualized.
(h)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

(i)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18(a) to 12/31/18

Net asset value, beginning of period	$20.43		$16.84	$21.76

Net investment income(b)	0.06		0.22	0.17
Net realized and unrealized gain (loss)	(2.73)		4.02	(4.38)

Net increase (decrease) from investment operations	(2.67)		4.24	(4.21)

Distributions(c)
From net investment income	—		(0.23)	(0.19)
From net realized gain	—		(0.42)	(0.52)

Total distributions	—		(0.65)	(0.71)

Net asset value, end of period	$17.76		$20.43	$16.84

Total Return(d)
Based on net asset value	(13.07	)%(e)	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.40%	0.39	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.36%	0.35	%(h)(i)(j)

Net investment income	0.71	%(h)	1.14%	2.12	%(h)

Supplemental Data
Net assets, end of period (000)	$251,000		$301,163	$265,393

Portfolio turnover rate of the Series	39%		20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Index Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At June 30, 2020, the percentage of Series owned by Small Cap Index was 68.25%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. International Index reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BMO Capital Markets	$63,824	$(63,824)	$—
BofA Securities, Inc.	3,402,228	(3,402,228)	—
Credit Suisse AG	2,366,944	(2,366,944)	—
HSBC Bank PLC	172,029	(172,029)	—
Morgan Stanley & Co. LLC	17,392,772	(17,392,772)	—
SG Americas Securities LLC	378,317	(378,317)	—
State Street Bank & Trust Company	1,642,721	(1,642,721)	—

	$25,418,835	$(25,418,835)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by International Index.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index.

For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index’s net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of International Index for which BFA acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by International Index to the Manager.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%
Investor P	0.25	0.25

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service fees borne directly by each share class of each Fund:

	Investor A	Investor P	Total
International Index	$374,667	$159,733	$534,400
Small Cap Index	282,489	312,302	594,791

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager and/or the Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, each Fund reimbursed the Manager and/or the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$2,100	$5,071	$7,243	$995	$15,409
Small Cap Index	1,948	9,842	1,366	1,125	14,281

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$227,221	$100,886	$157,068	$57,898	$543,073
Small Cap Index	84,076	109,635	28,055	100,669	322,435

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

	International Index	Small Cap Index
Investor P	$4,908	$8,630

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of International Index. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the Manager waived $2,585 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of International Index. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37
Class K	0.07
Investor P	0.37

The Manager and/or the Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a fund. For the six months ended June 30, 2020, the Manager and/or the Administrator waived and/or reimbursed the following amounts, which are shown as fees waived and/or reimbursed by the Manager or the Administrator in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

	Institutional	Investor A	Class K	Investor P	Total
Small Cap Index	$5,973	$6,663	$39,873	$7,384	$59,893

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the six months ended June 30, 2020, class specific transfer agent fees waived and/or reimbursed are as follows:

	Institutional	Investor A	Class K	Investor P	Total
International Index	$—	$—	$—	$2,519	$2,519
Small Cap Index	34,580	52,959	27,051	38,013	152,603

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, International Index retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Fund paid BTC the following amounts in total for securities lending agent services.

Amounts
International Index	$74,098
Small Cap Index	544,570

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or the Administrator for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$45,126,834	$124,013,957	$(24,260,125)

7.	PURCHASES AND SALES

For International Index, for the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities were $385,773,213 and $ 1,947,456,325, respectively.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2019, International Index had non-expiring capital loss carryforwards available to offset future realized capital gains of $622,792,312.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

International Index
Tax cost	$5,038,616,303

Gross unrealized appreciation	$1,372,632,927
Gross unrealized depreciation	(845,102,095)

Net unrealized appreciation (depreciation)	$527,530,832

9.	BANK BORROWINGS

The Corporation, on behalf of International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the International Index, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on International Index and its investments. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments. An illiquid investment is any investment that International Index reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk: International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the International Index’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the International Index’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	26,201,584	$301,306,520	20,331,613	$265,429,037
Shares issued in reinvestment of distributions	—	—	1,921,999	26,216,064
Shares redeemed	(21,014,279)	(240,939,948)	(23,125,321)	(302,728,751)

Net increase (decrease)	5,187,305	$60,366,572	(871,709)	$(11,083,650)

Investor A
Shares sold	6,573,777	$78,246,818	10,905,246	$141,651,440
Shares issued in reinvestment of distributions	—	—	740,537	10,041,682
Shares redeemed	(6,404,859)	(77,085,219)	(13,013,797)	(169,434,000)

Net increase (decrease)	168,918	$1,161,599	(1,368,014)	$(17,740,878)

Class K
Shares sold	47,031,664	$553,141,260	87,821,428	$1,145,861,059
Shares issued in reinvestment of distributions	—	—	15,942,879	217,620,304
Shares redeemed	(193,070,588)	(2,156,008,516)	(154,236,643)	(2,017,774,065)

Net decrease	(146,038,924)	$(1,602,867,256)	(50,472,336)	$(654,292,702)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
International Index	Shares	Amount	Shares	Amount

Investor P
Shares sold	331,528	$3,909,894	674,405	$8,730,993
Shares issued in reinvestment of distributions	—	—	328,784	4,441,874
Shares redeemed	(770,884)	(9,095,014)	(1,890,213)	(24,460,763)

Net decrease	(439,356)	$(5,185,120)	(887,024)	$(11,287,896)

Total Net decrease	(141,122,057)	$(1,546,524,205)	(53,599,083)	$(694,405,126)

	Six Months Ended 06/30/20		Year Ended 12/31/19
Small-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,267,864	$68,458,717	3,592,601	$69,580,751
Shares issued in reinvestment of distributions	—	—	368,502	7,425,324
Shares redeemed	(2,685,142)	(43,479,676)	(4,766,212)	(91,979,972)

Net increase (decrease)	1,582,722	$24,979,041	(805,109)	$(14,973,897)

Investor A
Shares sold	2,291,779	$39,651,872	4,247,146	$82,378,182
Shares issued in reinvestment of distributions	—	—	404,884	8,170,561
Shares redeemed	(3,107,768)	(52,409,898)	(6,385,884)	(123,589,696)

Net decrease	(815,989)	$(12,758,026)	(1,733,854)	$(33,040,953)

Class K
Shares sold	19,011,189	$316,012,985	28,513,761	$554,627,760
Shares issued in reinvestment of distributions	—	—	2,471,848	49,956,052
Shares redeemed	(15,087,432)	(247,698,911)	(13,712,219)	(268,010,304)

Net increase	3,923,757	$68,314,074	17,273,390	$336,573,508

Investor P
Shares sold	628,153	$10,444,536	764,226	$14,806,788
Shares issued in reinvestment of distributions	—	—	465,565	9,367,159
Shares redeemed	(1,238,799)	(21,076,046)	(2,247,336)	(43,579,725)

Net decrease	(610,646)	$(10,631,510)	(1,017,545)	$(19,405,778)

Total Net Increase	4,079,844	$69,903,579	13,716,882	$269,152,880

As of June 30, 2020, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Investor P	14,420	9,191

12.	SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Series Portfolio Information as of June 30, 2020	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.9%
Deckers Outdoor Corp.	0.3
LHC Group, Inc.	0.3
BJ’s Wholesale Club Holdings, Inc.	0.3
Churchill Downs, Inc.	0.3
Novavax, Inc.	0.3
MyoKardia, Inc.	0.3
Helen of Troy Ltd.	0.3
SiteOne Landscape Supply, Inc.	0.3
EastGroup Properties, Inc.	0.3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	20%
Financials	16
Industrials	14
Information Technology	14
Short-Term Securities	12
Consumer Discretionary	12
Real Estate	7
Materials	4
Utilities	4
Consumer Staples	3
Communication Services	2
Energy	2
Inevestment Companies	1
Liabilities in Excess of Other Assets	(11)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.7%

Advertising Agencies — 0.3%
Boston Omaha Corp., Class A(a)	17,734	$283,744
Cardlytics, Inc.(a)(b)	43,769	3,062,955
Chimera Investment Corp.	322,363	3,097,908
Emerald Holding, Inc.	45,670	140,664
Fluent, Inc.(a)	71,860	127,911
National CineMedia, Inc.	105,203	312,453
QuinStreet, Inc.(a)	77,814	813,934
Viad Corp.	33,829	643,427

		8,482,996

Aerospace — 0.9%
AAR Corp.	57,381	1,186,065
Aerojet Rocketdyne Holdings, Inc.(a)	123,843	4,909,137
AeroVironment, Inc.(a)	36,702	2,922,580
Astronics Corp.(a)	38,565	407,246
Colony Capital, Inc.	821,890	1,972,536
Columbia Property Trust, Inc.	192,387	2,527,965
Cubic Corp.(b)	53,357	2,562,737
Ducommun, Inc.(a)	18,036	628,915
Kaman Corp.	47,588	1,979,661
Kratos Defense & Security Solutions, Inc.(a)(b)	179,270	2,801,990
Macerich Co.	240,806	2,160,030
Moog, Inc., Class A	51,196	2,712,364
Triumph Group, Inc.	77,157	695,185

		27,466,411

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	8,483	264,330
Andersons, Inc.	52,333	720,102
Cadiz, Inc.(a)	33,554	340,909
Cal-Maine Foods, Inc.(a)	53,000	2,357,440
Calavo Growers, Inc.	27,771	1,747,074
Fresh Del Monte Produce, Inc.	51,420	1,265,960
GrowGeneration Corp.(a)	48,803	333,813
Limoneira Co.	25,358	367,437
Sanderson Farms, Inc.	34,023	3,942,925

		11,339,990

Air Transport — 0.4%
Air Transport Services Group, Inc.(a)	97,877	2,179,721
Allegiant Travel Co.	22,378	2,443,901
Atlas Air Worldwide Holdings, Inc.(a)(b)	43,648	1,878,173
Hawaiian Holdings, Inc.	76,338	1,071,786
Mesa Air Group, Inc.(a)	48,462	166,709
SkyWest, Inc.	83,592	2,726,771
Spirit Airlines, Inc.(a)(b)	146,327	2,604,621

		13,071,682

Alternative Energy — 0.2%
Ameresco, Inc., Class A(a)(b)	41,146	1,143,036
Green Brick Partners, Inc.(a)(b)	39,560	468,786
Green Plains, Inc.	58,177	594,278
REX American Resources Corp.(a)(b)	9,715	673,929
Sunnova Energy International, Inc.(a)(b)	53,651	915,823
TerraForm Power, Inc., Class A	148,684	2,741,733
Vivint Solar, Inc.(a)(b)	83,929	830,897

		7,368,482

Aluminum — 0.3%
Alcoa Corp.(a)	316,839	3,561,270
Arconic Corp.(a)	167,253	2,329,834
Century Aluminum Co.(a)(b)	84,137	599,897
Kaiser Aluminum Corp.	26,514	1,951,961

		8,442,962

Security	Shares	Value

Asset Management & Custodian — 0.9%
Arlington Asset Investment Corp., Class A	61,437	$182,468
Artisan Partners Asset Management, Inc., Class A	91,656	2,978,820
AssetMark Financial Holdings(a)	27,735	756,888
B. Riley Financial, Inc.	34,390	748,327
BrightSphere Investment Group PLC(a)	105,217	1,311,004
Cohen & Steers, Inc.	41,064	2,794,405
Cowen, Inc., Class A(b)	47,353	767,592
Diamond Hill Investment Group, Inc.	5,314	604,042
Federated Hermes, Inc.	163,090	3,865,233
Focus Financial Partners, Inc., Class A(a)(b)	53,662	1,773,529
GAMCO Investors, Inc., Class A(b)	8,691	115,677
Hamilton Lane, Inc., Class A	37,397	2,519,436
Oppenheimer Holdings, Inc., Class A	16,594	361,583
PJT Partners, Inc., Class A	39,782	2,042,408
Pzena Investment Management, Inc., Class A	31,376	170,686
Sculptor Capital Management, Inc.	33,425	432,185
Silvercrest Asset Management Group, Inc., Class A	13,892	176,567
Virtus Investment Partners, Inc.	12,334	1,434,321
Waddell & Reed Financial, Inc., Class A	111,288	1,726,077
Westwood Holdings Group, Inc.	13,912	219,114
WisdomTree Investments, Inc.	248,998	864,023

		25,844,385

Auto Parts — 0.9%
Adient PLC(a)	147,776	2,426,482
American Axle & Manufacturing Holdings, Inc.(a)	191,193	1,453,067
Dana, Inc.	246,219	3,001,410
Dorman Products, Inc.(a)	44,402	2,978,042
Fox Factory Holding Corp.(a)(b)	65,039	5,372,872
Gentherm, Inc.(a)	55,380	2,154,282
Meritor, Inc.(a)	116,753	2,311,709
Standard Motor Products, Inc.	35,386	1,457,903
Stoneridge, Inc.(a)	44,193	913,027
Tenneco, Inc., Class A(a)	82,143	621,001
U.S. Auto Parts Network, Inc.(a)	36,069	312,358
Visteon Corp.(a)	47,007	3,219,979
Workhorse Group, Inc.(a)(b)	108,009	1,878,277
XPEL, Inc.(a)	27,828	435,230

		28,535,639

Auto Services — 0.2%
Cooper Tire & Rubber Co.	84,425	2,330,974
Goodyear Tire & Rubber Co.	393,378	3,518,766

		5,849,740

Back Office Support, HR & Consulting — 1.6%
ASGN, Inc.(a)	85,891	5,727,212
Barrett Business Services, Inc.	12,227	649,621
BG Staffing, Inc.	16,595	187,855
CBIZ, Inc.(a)(b)	86,573	2,075,155
Conduent, Inc.(a)	291,124	695,786
CRA International, Inc.	12,734	502,993
DHI Group, Inc.(a)	84,585	177,629
ExlService Holdings, Inc.(a)	56,698	3,594,653
Forrester Research, Inc.(a)	17,200	551,088
GP Strategies Corp.(a)	20,881	179,159
Hackett Group, Inc.	41,091	556,372
Heidrick & Struggles International, Inc.	31,678	684,878
Huron Consulting Group, Inc.(a)	37,983	1,680,748
ICF International, Inc.	30,739	1,992,809
Insperity, Inc.	61,138	3,957,463
Kelly Services, Inc., Class A	55,843	883,157
Kforce, Inc.	34,304	1,003,392
Korn Ferry	93,042	2,859,181
Liquidity Services, Inc.(a)	47,136	280,931
Mastech Digital, Inc.(a)	6,612	171,449

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
MAXIMUS, Inc.	103,080	$7,261,986
NV5 Global, Inc.(a)	18,618	946,353
PAE, Inc.(a)	99,945	955,474
PFSweb, Inc.(a)	23,380	156,178
Resources Connection, Inc.	50,964	610,039
ServiceSource International, Inc.(a)	144,672	228,582
StarTek, Inc.(a)	27,578	140,096
Sykes Enterprises, Inc.(a)	64,530	1,784,900
Target Hospitality Corp.(a)	49,812	84,182
TriNet Group, Inc.(a)	69,704	4,247,762
TrueBlue, Inc.(a)	61,024	931,836
TTEC Holdings, Inc.	30,444	1,417,473

		47,176,392

Banks: Diversified — 8.0%
1st Constitution Bancorp	15,643	193,973
1st Source Corp.	26,399	939,276
ACNB Corp.	13,727	359,373
Allegiance Bancshares, Inc.	31,564	801,410
Amalgamated Bank, Class A	23,480	296,787
Ambac Financial Group, Inc.(a)	74,721	1,070,005
Amerant Bancorp, Inc.(a)(b)	37,498	563,970
American National Bankshares, Inc.	18,511	463,515
Ameris Bancorp	111,347	2,626,676
Ames National Corp.	15,056	297,205
Arrow Financial Corp.	22,485	668,479
Atlantic Capital Bancshares, Inc.(a)	36,720	446,515
Atlantic Union Bankshares Corp.	132,554	3,069,951
Auburn National BanCorp., Inc.	3,667	209,349
BancFirst Corp.	31,330	1,271,058
Banco Latinoamericano de Comercio Exterior SA	51,824	595,976
Bancorp, Inc.(a)	84,819	831,226
BancorpSouth Bank	165,546	3,764,516
Bank First Corp.	10,749	689,011
Bank of Commerce Holdings	29,813	225,983
Bank of Marin Bancorp	23,269	775,556
Bank of NT Butterfield & Son Ltd.	88,205	2,151,320
Bank of Princeton	9,690	194,575
Bank7 Corp.	7,304	79,285
Bankwell Financial Group, Inc.	11,527	183,279
Banner Corp.	50,809	1,930,742
Bar Harbor Bankshares	26,461	592,462
Baycom Corp.(a)	18,197	234,923
BCB Bancorp, Inc.	25,937	240,695
Boston Private Financial Holdings, Inc.	108,995	749,886
Bridge Bancorp, Inc.	29,506	673,917
Bridgewater Bancshares, Inc.(a)	38,025	389,756
Bryn Mawr Bank Corp.	35,335	977,366
Business First Bancshares, Inc.	21,362	327,907
Byline Bancorp, Inc.	40,250	527,275
C&F Financial Corp.	5,703	189,625
Cadence BanCorp	189,433	1,678,376
California Bancorp, Inc.(a)	10,997	163,855
Cambridge Bancorp	10,129	600,042
Camden National Corp.	26,243	906,433
Capital Bancorp, Inc.(a)(b)	13,728	146,890
Capital City Bank Group, Inc.(b)	23,310	488,344
Capitol Federal Financial, Inc.	219,402	2,415,616
Capstar Financial Holdings, Inc.	25,571	306,852
Carter Bank & Trust	38,700	312,309
Cathay General Bancorp	129,265	3,399,669
CB Financial Services, Inc.	6,377	139,146
CBTX, Inc.	31,638	664,398
Central Pacific Financial Corp.	36,134	579,228
Central Valley Community Bancorp	20,040	308,416

Security	Shares	Value

Banks: Diversified (continued)
Century Bancorp, Inc., Class A	4,972	$386,424
Chemung Financial Corp.	6,300	171,990
ChoiceOne Financial Services, Inc.	10,991	324,894
CIT Group, Inc.	166,750	3,456,727
Citizens & Northern Corp.	21,059	434,868
Citizens Holding Co.	6,395	159,875
City Holding Co.	26,812	1,747,338
Civista Bancshares, Inc.	26,232	403,973
CNB Financial Corp.	25,068	449,469
Coastal Financial Corp.(a)	13,132	190,677
Codorus Valley Bancorp, Inc.	16,462	227,669
Colony Bankcorp, Inc.	13,079	153,940
Columbia Banking System, Inc.	116,241	3,294,851
Columbia Financial, Inc.(a)	82,292	1,148,385
Community Bank System, Inc.	84,593	4,823,493
Community Bankers Trust Corp.	37,382	205,601
Community Financial Corp.	8,247	201,227
Community Trust Bancorp, Inc.	26,249	859,917
ConnectOne Bancorp, Inc.	62,203	1,002,712
County Bancorp, Inc.	6,837	143,098
CrossFirst Bankshares, Inc.(a)(b)	81,388	795,975
Customers Bancorp, Inc.(a)	47,749	573,943
CVB Financial Corp.	217,969	4,084,739
Eagle Bancorp, Inc.	49,340	1,615,885
Enterprise Bancorp, Inc.	15,238	362,969
Enterprise Financial Services Corp.	42,395	1,319,332
Equity Bancshares, Inc., Class A(a)	26,839	468,072
Esquire Financial Holdings, Inc.(a)	11,357	191,933
Evans Bancorp, Inc.	8,451	196,570
Farmers & Merchants Bancorp, Inc./Archbold	16,838	357,639
Farmers National Banc Corp.	45,522	539,891
FB Financial Corp.	29,256	724,671
Fidelity D&D Bancorp, Inc.(b)	6,449	310,132
Financial Institutions, Inc.	27,327	508,555
First Bancorp, Inc.	18,201	394,962
First BanCorp, Puerto Rico	361,820	2,022,574
First Bancorp/Southern Pines	51,545	1,292,749
First Bancshares, Inc.	34,044	765,990
First Bank/Hamilton	28,303	184,536
First Busey Corp.	92,742	1,729,638
First Business Financial Services, Inc.	14,311	235,416
First Choice Bancorp	16,926	277,248
First Commonwealth Financial Corp.	146,135	1,209,998
First Community Bancshares, Inc.	32,087	720,353
First Community Corp.	8,993	136,244
First Financial Bancorp	148,184	2,058,276
First Financial Bankshares, Inc.	217,728	6,290,162
First Financial Corp.	22,326	822,490
First Foundation, Inc.	67,723	1,106,594
First Guaranty Bancshares, Inc.	8,862	108,382
First Internet Bancorp	14,564	242,054
First Interstate Bancsystem, Inc., Class A	70,503	2,182,773
First Merchants Corp.	90,359	2,491,198
First Mid Bancshares, Inc.	25,874	678,675
First Midwest Bancorp, Inc.	171,475	2,289,191
First Northwest Bancorp	15,452	191,914
First of Long Island Corp.	41,040	670,594
First Savings Financial Group, Inc.	2,711	117,468
First United Corp.	9,750	130,065
First Western Financial, Inc.(a)	8,230	117,278
Flagstar Bancorp, Inc.	60,876	1,791,581
FNCB Bancorp, Inc.	29,402	169,062
Franklin Financial Network, Inc.	22,100	569,075
Franklin Financial Services Corp.	7,291	188,837
FS Bancorp, Inc.	7,080	273,076

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
Fulton Financial Corp.	273,622	$2,881,240
FVCBankcorp, Inc.(a)	20,792	223,722
German American Bancorp, Inc.	41,109	1,278,490
Glacier Bancorp, Inc.	160,869	5,677,067
Great Western Bancorp, Inc.	84,223	1,158,908
Guaranty Bancshares, Inc.	11,854	306,663
Hancock Whitney Corp.	146,799	3,112,139
Hanmi Financial Corp.	35,695	346,598
HarborOne Bancorp, Inc.(a)(b)	79,912	682,448
Hawthorn Bancshares, Inc.	10,042	197,732
HBT Financial, Inc.	16,051	213,960
Heartland Financial USA, Inc.	58,506	1,956,441
Heritage Commerce Corp.	101,551	762,140
Home BancShares, Inc.	260,525	4,006,874
Hope Bancorp, Inc.	182,868	1,686,043
Horizon Bancorp	70,672	755,484
Howard Bancorp, Inc.(a)	20,178	214,290
Iberiabank Corp.	88,783	4,043,178
Independent Bank Corp.	91,180	4,158,110
Independent Bank Group, Inc.	62,709	2,540,969
International Bancshares Corp.	90,429	2,895,537
Investar Holding Corp.	15,819	229,376
Lakeland Bancorp, Inc.	88,370	1,010,069
Lakeland Financial Corp.	40,903	1,905,671
Landmark Bancorp Inc/Manhattan	4,390	108,477
LCNB Corp.	20,442	326,254
Level One Bancorp, Inc.	8,912	149,187
Limestone Bancorp, Inc.(a)	7,262	95,495
Live Oak Bancshares, Inc.(b)	46,805	679,141
Luther Burbank Corp.	34,229	342,290
Macatawa Bank Corp.	49,646	388,232
Mackinac Financial Corp.	16,516	171,271
MainStreet Bancshares, Inc.(a)	11,835	156,222
Mercantile Bank Corp.	28,158	636,371
Merchants Bancorp	14,596	269,880
Meridian Corp.(a)	7,428	117,734
Metrocity Bankshares, Inc.(b)	31,082	445,405
Metropolitan Bank Holding Corp.(a)	12,582	403,631
Mid Penn Bancorp, Inc.	11,675	215,170
Middlefield Banc Corp.	8,687	180,255
Midland States Bancorp, Inc.	38,170	570,641
MVB Financial Corp.	16,436	218,599
National Bank Holdings Corp., Class A	45,195	1,220,265
National Bankshares, Inc.	10,664	304,990
NBT Bancorp, Inc.	63,747	1,960,858
Nicolet Bankshares, Inc.(a)(b)	15,064	825,507
Northeast Bank(a)	11,696	205,265
Northrim BanCorp, Inc.	11,374	285,942
Norwood Financial Corp.	9,898	245,371
Oak Valley Bancorp	11,873	150,550
OFG Bancorp	85,480	1,142,868
Ohio Valley Banc Corp.	7,057	159,135
Old National Bancorp	267,107	3,675,392
Old Second Bancorp, Inc.	52,681	409,858
OP Bancorp	23,528	162,343
Origin Bancorp, Inc.	35,563	782,386
Orrstown Financial Services, Inc.	17,730	261,518
Pacific Premier Bancorp, Inc.	141,962	3,077,736
Park National Corp.	24,010	1,689,824
Parke Bancorp, Inc.	17,346	235,038
PCB Bancorp	21,468	221,120
PCSB Financial Corp.	26,941	341,612
Peapack Gladstone Financial Corp.	31,386	587,860
Penns Woods Bancorp, Inc.	12,286	279,015
People’s Utah Bancorp	27,621	620,644

Security	Shares	Value

Banks: Diversified (continued)
Peoples Bancorp of North Carolina, Inc.	7,687	$135,829
Peoples Bancorp, Inc.	34,064	724,882
Peoples Financial Services Corp.	11,728	447,892
Pioneer Bancorp, Inc.(a)(b)	20,117	184,071
Preferred Bank	23,922	1,025,058
Premier Financial Bancorp, Inc.	22,297	285,848
Professional Holding Corp., Class A(a)	5,918	82,142
Provident Financial Services, Inc.	102,881	1,486,630
QCR Holdings, Inc.	25,057	781,277
RBB Bancorp	28,518	389,271
Red River Bancshares, Inc.	8,570	376,137
Reliant Bancorp Inc.	25,198	410,475
Renasant Corp.	92,820	2,311,218
Republic Bancorp, Inc., Class A	16,978	555,350
Republic First Bancorp, Inc.(a)(b)	77,302	188,617
S&T Bancorp, Inc.	64,047	1,501,902
Salisbury Bancorp, Inc.	3,726	152,729
Sandy Spring Bancorp, Inc.	75,640	1,874,359
SB Financial Group, Inc.	10,278	170,820
SB One Bancorp	14,286	281,434
Seacoast Banking Corp. of Florida(a)	85,087	1,735,775
Select Bancorp, Inc.(a)	33,126	269,646
ServisFirst Bancshares, Inc.	81,239	2,905,107
Shore Bancshares, Inc.	22,172	245,887
Sierra Bancorp	25,114	474,152
Silvergate Capital Corp., Class A(a)(b)	25,471	356,594
Simmons First National Corp., Class A	173,027	2,960,492
SmartFinancial, Inc.	21,356	345,540
South Plains Financial, Inc.	19,026	270,930
South State Corp.	117,930	5,620,544
Southern First Bancshares, Inc.(a)	12,735	352,887
Southern National Bancorp of Virginia, Inc.	35,408	343,104
Southside Bancshares, Inc.	52,050	1,442,826
Spirit of Texas Bancshares, Inc.(a)(b)	23,127	284,693
Standard AVB Financial Corp.	4,967	115,234
Stock Yards Bancorp, Inc.	34,641	1,392,568
Summit Financial Group, Inc.	19,115	315,015
Texas Capital Bancshares, Inc.(a)	85,048	2,625,432
Tompkins Financial Corp.	24,505	1,587,189
TowneBank	112,716	2,123,569
Trico Bancshares	44,289	1,348,600
TriState Capital Holdings, Inc.(a)	47,239	742,125
Triumph Bancorp, Inc.(a)	38,236	927,988
TrustCo Bank Corp. NY	153,275	970,231
Trustmark Corp.	106,896	2,621,090
UMB Financial Corp.	73,987	3,814,030
United Bankshares, Inc.	208,609	5,770,125
United Community Banks, Inc.	112,774	2,269,013
United Security Bancshares	24,184	161,791
Unity Bancorp, Inc.	13,223	189,089
Univest Financial Corp.	50,726	818,718
Valley National Bancorp	664,981	5,200,151
Veritex Holdings, Inc.	83,409	1,476,339
Washington Trust Bancorp, Inc.	28,235	924,696
WesBanco, Inc.	110,960	2,253,598
West BanCorp., Inc.	28,851	504,604
Westamerica BanCorp	44,048	2,529,236

		243,225,334

Banks: Savings, Thrift & Mortgage Lending — 1.2%
Axos Financial, Inc.(a)	95,948	2,118,532
Banc of California, Inc.	77,928	843,960
BankFinancial Corp.	23,860	200,424
BankUnited, Inc.	153,884	3,116,151
Berkshire Hills Bancorp, Inc.	77,192	850,656

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Brookline Bancorp, Inc.	130,249	$1,312,910
Dime Community Bancshares, Inc.	47,571	653,150
Eagle Bancorp Montana, Inc.	7,091	123,242
ESSA Bancorp, Inc.	15,567	216,693
First Capital, Inc.	5,565	386,601
Flushing Financial Corp.	46,316	533,560
Great Southern Bancorp, Inc.	19,899	803,124
Greene County Bancorp, Inc.	5,855	130,566
Heritage Financial Corp.	55,415	1,108,300
Hingham Institution for Savings	2,361	396,129
Home Bancorp, Inc.	13,473	360,403
HomeStreet, Inc.	29,845	734,485
Investors Bancorp, Inc.	387,298	3,292,033
Kearny Financial Corp.	132,530	1,084,095
Ladder Capital Corp.	178,547	1,446,231
Meridian Bancorp, Inc.	81,718	947,929
Northfield Bancorp, Inc.	74,887	862,698
Northwest Bancshares, Inc.	197,959	2,024,131
OceanFirst Financial Corp.	96,365	1,698,915
Oconee Federal Financial Corp.	2,178	56,127
Ponce de Leon Federal Bank(a)	14,188	144,434
Premier Financial Corp.	62,640	1,106,849
Provident Bancorp, Inc.	16,241	127,654
Provident Financial Holdings, Inc.	10,685	143,286
Prudential Bancorp, Inc.	14,298	172,148
Richmond Mutual BanCorp., Inc.	23,457	263,657
Riverview Bancorp, Inc.	37,996	214,677
Southern Missouri Bancorp, Inc.	13,207	320,930
Sterling Bancorp, Inc.	27,375	98,002
Territorial Bancorp, Inc.	13,705	326,042
Timberland Bancorp, Inc.	12,693	231,139
Washington Federal, Inc.	129,061	3,463,997
Waterstone Financial, Inc.	41,500	615,445
Western New England Bancorp, Inc.	40,665	235,450
WSFS Financial Corp.	84,079	2,413,067

		35,177,822

Beverage: Brewers & Distillers — 0.0%
Craft Brew Alliance, Inc.(a)	19,652	302,444

Beverage: Soft Drinks — 0.3%
Celsius Holdings, Inc.(a)	58,022	682,919
Coca-Cola Consolidated, Inc.	7,881	1,806,246
Farmer Bros Co.(a)	27,036	198,444
National Beverage Corp.(a)(b)	19,836	1,210,393
New Age Beverages Corp.(a)	161,699	247,399
Primo Water Corp.	263,606	3,624,583

		7,769,984

Biotechnology — 10.1%
89bio, Inc.(a)(b)	4,867	96,999
ADMA Biologics, Inc.(a)(b)	96,552	282,897
Aduro Biotech, Inc.(a)	109,768	253,564
Adverum Biotechnologies, Inc.(a)(b)	123,632	2,581,436
Aeglea BioTherapeutics, Inc.(a)(b)	71,346	659,951
Affimed NV(a)	127,442	588,145
Agenus, Inc.(a)(b)	234,393	921,164
Aimmune Therapeutics, Inc.(a)(b)	79,226	1,323,866
Akcea Therapeutics, Inc.(a)(b)	27,899	382,216
Akebia Therapeutics, Inc.(a)	220,379	2,992,747
Akero Therapeutics, Inc.(a)	19,024	474,078
Albireo Pharma, Inc.(a)	23,475	621,853
Alector, Inc.(a)(b)	78,147	1,909,913
Allakos, Inc.(a)(b)	41,145	2,956,680
Allogene Therapeutics, Inc.(a)(b)	82,023	3,512,225
AMAG Pharmaceuticals, Inc.(a)	55,831	427,107

Security	Shares	Value

Biotechnology (continued)
Amicus Therapeutics, Inc.(a)(b)	429,674	$6,479,484
AnaptysBio, Inc.(a)	36,887	824,056
Anavex Life Sciences Corp.(a)	83,458	410,613
ANI Pharmaceuticals, Inc.(a)	15,228	492,474
Apellis Pharmaceuticals, Inc.(a)	101,606	3,318,452
Applied Genetic Technologies Corp.(a)	39,479	218,714
Applied Therapeutics, Inc.(a)(b)	22,529	814,423
Aprea Therapeutics, Inc.(a)(b)	12,141	470,828
Aptinyx, Inc.(a)	40,764	169,986
Aravive, Inc.(a)	20,451	238,050
Arcturus Therapeutics Holdings Ltd.(a)	22,019	1,029,168
Arcus Biosciences, Inc.(a)(b)	56,007	1,385,613
Arcutis Biotherapeutics, Inc.(a)(b)	15,614	472,167
Ardelyx, Inc.(a)	123,356	853,624
Arena Pharmaceuticals, Inc.(a)(b)	95,094	5,986,167
Arvinas, Inc.(a)	49,522	1,660,968
Assembly Biosciences, Inc.(a)	51,988	1,212,360
Atara Biotherapeutics, Inc.(a)	97,880	1,426,112
Athenex, Inc.(a)(b)	124,811	1,717,399
Athersys, Inc.(a)(b)	292,865	808,307
Atreca, Inc., Class A(a)(b)	36,086	767,910
AVEO Pharmaceuticals, Inc.(a)	23,050	118,708
Avid Bioservices, Inc.(a)	93,919	616,578
Avrobio, Inc.(a)	52,376	913,961
Axcella Health, Inc.(a)(b)	12,271	67,859
Beam Therapeutics, Inc.(a)	20,570	575,960
Bellerophon Therapeutics, Inc.(a)	6,417	80,533
Beyondspring, Inc.(a)	21,320	321,506
BioCryst Pharmaceuticals, Inc.(a)(b)	257,344	1,226,244
BioDelivery Sciences International, Inc.(a)	151,131	658,931
Biohaven Pharmaceutical Holding Co. Ltd.(a)	79,703	5,827,086
BioTelemetry, Inc.(a)	56,954	2,573,751
Bioxcel Therapeutics, Inc.(a)	17,873	947,448
Black Diamond Therapeutics, Inc.(a)	20,244	853,487
Blueprint Medicines Corp.(a)	91,656	7,149,168
BrainStorm Cell Therapeutics, Inc.(a)(b)	44,535	499,237
Bridgebio Pharma, Inc.(a)(b)	123,828	4,038,031
Cabaletta Bio, Inc.(a)	21,359	237,939
Calamos Asset Management, Inc.(c)	6,201	—
Calithera Biosciences, Inc.(a)	112,344	593,176
Calyxt, Inc.(a)(b)	16,435	81,025
CASI Pharmaceuticals, Inc.(a)	81,289	203,223
Castle Biosciences, Inc.(a)(b)	17,310	652,414
Catabasis Pharmaceuticals, Inc.(a)	30,400	195,472
Catalyst Biosciences, Inc.(a)	29,498	173,153
Catalyst Pharmaceuticals, Inc.(a)	161,476	746,019
CEL-SCI Corp.(a)(b)	55,169	823,121
Cellular Biomedicine Group, Inc.(a)	20,306	303,981
Champions Oncology, Inc.(a)	10,748	102,751
Checkpoint Therapeutics, Inc.(a)(b)	55,870	110,623
ChemoCentryx, Inc.(a)	75,264	4,330,691
Chiasma, Inc.(a)(b)	58,739	316,016
Cidara Therapeutics, Inc.(a)	54,478	201,024
Clovis Oncology, Inc.(a)(b)	123,092	830,871
Codexis, Inc.(a)	88,515	1,009,071
Cohbar, Inc.(a)	36,941	57,259
Coherus Biosciences, Inc.(a)(b)	97,864	1,747,851
Collegium Pharmaceutical, Inc.(a)(b)	58,103	1,016,803
Constellation Pharmaceuticals, Inc.(a)	45,650	1,371,783
Contra GTX, Inc.(b)(c)	944	1,935
ContraFect Corp.(a)	23,264	148,657
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	110,272	925,182
Cortexyme, Inc.(a)	26,620	1,232,506
Crinetics Pharmaceuticals, Inc.(a)(b)	45,504	797,230
Cue Biopharma, Inc.(a)	46,824	1,147,656

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Cyclerion Therapeutics, Inc.(a)(b)	38,797	$229,290
Cymabay Therapeutics, Inc.(a)	113,508	396,143
Cytokinetics, Inc.(a)(b)	93,605	2,206,270
CytomX Therapeutics, Inc.(a)	75,561	629,423
CytoSorbents Corp.(a)(b)	58,574	579,883
Deciphera Pharmaceuticals, Inc.(a)	63,208	3,774,782
Denali Therapeutics, Inc.(a)	106,184	2,567,529
Dyadic International, Inc.(a)	32,232	279,129
Dynavax Technologies Corp.(a)	151,663	1,345,251
Editas Medicine, Inc.(a)	94,033	2,781,496
Eidos Therapeutics, Inc.(a)(b)	18,976	904,586
Eiger Biopharmaceuticals, Inc.(a)	39,406	378,298
Emergent Biosolutions, Inc.(a)	75,502	5,970,698
Enochian Biosciences, Inc.(a)(b)	26,154	110,108
Enzo Biochem, Inc.(a)	72,225	161,784
Epizyme, Inc.(a)(b)	150,959	2,424,402
Evelo Biosciences, Inc.(a)(b)	22,700	111,230
Evofem Biosciences, Inc.(a)(b)	80,012	226,434
Exicure, Inc.(a)	97,371	237,585
Fate Therapeutics, Inc.(a)(b)	105,954	3,635,282
Fennec Pharmaceuticals, Inc.(a)	35,740	298,429
FibroGen, Inc.(a)(b)	140,369	5,689,156
Five Prime Therapeutics, Inc.(a)	45,851	279,691
Fortress Biotech, Inc.(a)	95,910	257,039
Frequency Therapeutics, Inc.(a)(b)	47,454	1,103,306
Fulcrum Therapeutics, Inc.(a)(b)	20,859	381,511
G1 Therapeutics, Inc.(a)(b)	57,978	1,406,546
Galera Therapeutics, Inc.(a)	14,122	100,831
GenMark Diagnostics, Inc.(a)	114,819	1,688,987
Genprex, Inc.(a)	48,173	151,263
Geron Corp.(a)	307,660	670,699
GlycoMimetics, Inc.(a)	55,407	208,330
Gossamer Bio, Inc.(a)(b)	84,177	1,094,301
Gritstone Oncology, Inc.(a)(b)	51,045	338,939
Halozyme Therapeutics, Inc.(a)	229,127	6,142,895
Harpoon Therapeutics, Inc.(a)(b)	17,790	295,314
Harvard Bioscience, Inc.(a)	61,301	190,033
Heron Therapeutics, Inc.(a)	148,561	2,185,332
Homology Medicines, Inc.(a)	57,485	873,197
Hookipa Pharma, Inc.(a)(b)	22,901	266,110
iBio, Inc.(a)	83,074	184,424
Ideaya Biosciences, Inc.(a)	20,554	292,072
IGM Biosciences, Inc.(a)	11,979	874,467
IMARA, Inc.(a)	8,327	230,075
Immunic, Inc.(a)	6,185	74,962
ImmunoGen, Inc.(a)	291,987	1,343,140
Immunovant, Inc.(a)	32,227	784,727
Inovio Pharmaceuticals, Inc.(a)(b)	242,946	6,547,395
Insmed, Inc.(a)	171,037	4,710,359
Intellia Therapeutics, Inc.(a)(b)	74,257	1,560,882
Intercept Pharmaceuticals, Inc.(a)(b)	43,874	2,102,003
Invitae Corp.(a)	195,138	5,910,730
IVERIC bio, Inc.(a)	76,168	388,457
Jounce Therapeutics, Inc.(a)(b)	29,247	201,804
Kadmon Holdings, Inc.(a)	269,915	1,381,965
Kala Pharmaceuticals, Inc.(a)(b)	66,836	702,446
Kaleido Biosciences, Inc.(a)(b)	21,175	157,330
KalVista Pharmaceuticals, Inc.(a)(b)	20,947	253,459
Karuna Therapeutics, Inc.(a)(b)	26,187	2,918,803
Karyopharm Therapeutics, Inc.(a)(b)	118,717	2,248,500
Keros Therapeutics, Inc.(a)	11,743	440,480
Kezar Life Sciences, Inc.(a)	45,133	233,789
Kindred Biosciences, Inc.(a)	62,160	279,098
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	32,370	824,788
Kodiak Sciences, Inc.(a)	48,838	2,643,113

Security	Shares	Value

Biotechnology (continued)
Krystal Biotech, Inc.(a)	20,245	$838,548
Kura Oncology, Inc.(a)	89,885	1,465,126
Lexicon Pharmaceuticals, Inc.(a)(b)	67,629	134,920
Ligand Pharmaceuticals, Inc.(a)(b)	24,360	2,724,666
LogicBio Therapeutics, Inc.(a)(b)	21,456	181,518
Lyra Therapeutics, Inc.(a)	7,448	84,460
MacroGenics, Inc.(a)	82,013	2,289,803
Madrigal Pharmaceuticals, Inc.(a)	14,676	1,662,057
Magenta Therapeutics, Inc.(a)	32,370	243,099
MannKind Corp.(a)(b)	359,026	628,296
Marinus Pharmaceuticals, Inc.(a)	138,625	352,108
Marker Therapeutics, Inc.(a)(b)	45,421	94,021
MediciNova, Inc.(a)	69,665	377,584
MeiraGTx Holdings PLC(a)	34,888	436,798
Menlo Therapeutics, Inc.(a)(b)	183,481	317,422
Mersana Therapeutics, Inc.(a)(b)	77,452	1,812,377
Minerva Neurosciences, Inc.(a)	50,133	180,980
Mirati Therapeutics, Inc.(a)(b)	62,079	7,087,559
Mirum Pharmaceuticals, Inc.(a)(b)	8,546	166,305
Molecular Templates, Inc.(a)(b)	40,936	564,507
Momenta Pharmaceuticals, Inc.(a)	199,321	6,631,410
Morphic Holding, Inc.(a)(b)	23,138	625,883
Mustang Bio, Inc.(a)	57,784	183,753
Myriad Genetics, Inc.(a)	120,838	1,370,303
NantKwest, Inc.(a)	48,556	596,268
Natera, Inc.(a)	118,048	5,885,873
Neoleukin Therapeutics, Inc.(a)	49,979	829,651
Neubase Therapeutics, Inc.	29,154	255,972
NeuroBo Pharmaceuticals, Inc.(a)	7,183	57,823
NextCure, Inc.(a)(b)	28,021	600,770
NGM Biopharmaceuticals, Inc.(a)	41,074	810,801
Novavax, Inc.(a)	98,423	8,203,557
Nymox Pharmaceutical Corp.(a)	64,230	228,017
Odonate Therapeutics, Inc.(a)(b)	22,060	934,020
Omeros Corp.(a)(b)	89,852	1,322,621
Oncocyte Corp.(a)	72,553	138,576
OPKO Health, Inc.(a)(b)	673,085	2,295,220
Orgenesis, Inc.(a)	29,067	176,727
ORIC Pharmaceuticals, Inc.(a)	14,704	495,966
Ovid therapeutics, Inc.(a)	72,293	532,799
Oyster Point Pharma, Inc.(a)(b)	9,415	271,905
Pacific Biosciences of California, Inc.(a)	256,964	886,526
Passage Bio, Inc.(a)	22,849	624,463
PDL BioPharma, Inc.(a)(b)	186,837	543,696
Personalis, Inc.(a)	31,153	404,054
Pfenex, Inc.(a)	58,298	486,788
PhaseBio Pharmaceuticals, Inc.(a)	23,083	106,182
Phathom Pharmaceuticals, Inc.(a)(b)	18,048	593,960
Pieris Pharmaceuticals, Inc.(a)	75,974	235,519
Precigen, Inc.(a)(b)	109,623	547,019
Precision BioSciences, Inc.(a)	77,623	646,600
Prevail Therapeutics, Inc.(a)	23,398	348,630
Principia Biopharma, Inc.(a)	49,668	2,969,650
Protagonist Therapeutics, Inc.(a)	38,452	679,062
Protara Therapeutics, Inc.(a)	3,291	96,492
Prothena Corp. PLC(a)	54,312	568,104
Provention Bio, Inc.(a)	71,561	1,009,726
PTC Therapeutics, Inc.(a)(b)	104,431	5,298,829
Pulse Biosciences, Inc.(a)(b)	24,575	257,055
Puma Biotechnology, Inc.(a)	51,383	535,925
RadNet, Inc.(a)	70,580	1,120,105
Rapt Therapeutics, Inc.(a)	18,426	534,723
Recro Pharma, Inc.(a)	33,317	151,592
REGENXBIO, Inc.(a)	57,812	2,129,216
Relmada Therapeutics, Inc.(a)	23,741	1,062,410

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Replimune Group, Inc.(a)	29,100	$723,135
Retrophin, Inc.(a)(b)	70,471	1,438,313
Revolution Medicines, Inc.(a)(b)	24,747	781,263
Rhythm Pharmaceuticals, Inc.(a)(b)	56,801	1,266,662
Rigel Pharmaceuticals, Inc.(a)(b)	280,558	513,421
Rocket Pharmaceuticals, Inc.(a)(b)	57,945	1,212,789
Rockwell Medical, Inc.(a)(b)	110,669	215,805
RTI Surgical Holdings, Inc.(a)(b)	92,564	294,354
Rubius Therapeutics, Inc.(a)	57,590	344,388
Sangamo Therapeutics, Inc.(a)(b)	195,230	1,749,261
Satsuma Pharmaceuticals, Inc.(a)(b)	15,447	444,256
Savara, Inc.(a)	79,628	198,274
Scholar Rock Holding Corp.(a)(b)	38,326	697,916
Selecta Biosciences, Inc.(a)	114,510	325,208
Seres Therapeutics, Inc.(a)(b)	74,410	354,192
Soleno Therapeutics, Inc.(a)	56,715	125,907
Solid Biosciences, Inc.(a)	42,983	125,940
Sorrento Therapeutics, Inc.(a)(b)	297,762	1,869,945
Spero Therapeutics, Inc.(a)(b)	26,280	355,568
SpringWorks Therapeutics, Inc.(a)(b)	35,696	1,499,232
Stoke Therapeutics, Inc.(a)(b)	21,146	503,909
Strongbridge Biopharma PLC(a)	59,034	223,149
Sutro Biopharma, Inc.(a)	28,554	221,579
Syros Pharmaceuticals, Inc.(a)	70,232	748,673
TCR2 Therapeutics, Inc.(a)(b)	27,730	425,933
Translate Bio, Inc.(a)(b)	85,457	1,531,389
Tricida, Inc.(a)	47,941	1,317,419
Turning Point Therapeutics, Inc.(a)	46,738	3,018,807
Twist Bioscience Corp.(a)(b)	50,586	2,291,546
Tyme Technologies, Inc.(a)(b)	98,792	131,393
UNITY Biotechnology, Inc.(a)	55,684	483,337
UroGen Pharma Ltd.(a)(b)	32,228	841,795
Vanda Pharmaceuticals, Inc.(a)	87,156	997,065
Vaxart, Inc.(a)	75,198	665,502
VBI Vaccines, Inc.(a)	293,388	909,503
Veracyte, Inc.(a)	84,605	2,191,269
Verastem, Inc.(a)	276,767	476,039
Vericel Corp.(a)(b)	75,187	1,039,084
Verrica Pharmaceuticals, Inc.(a)(b)	21,272	234,205
Viela Bio, Inc.(a)(b)	33,722	1,460,837
Viking Therapeutics, Inc.(a)	108,147	779,740
Vir Biotechnology, Inc.(a)(b)	78,075	3,198,733
X4 Pharmaceuticals, Inc.(a)	25,656	239,114
XBiotech, Inc.(a)(b)	21,897	300,208
Xencor, Inc.(a)(b)	93,585	3,031,218
Xeris Pharmaceuticals, Inc.(a)(b)	67,887	180,579
XOMA Corp.(a)	9,810	193,846
Y-mAbs Therapeutics, Inc.(a)	50,688	2,189,722
Zentalis Pharmaceuticals, Inc.(a)	17,424	836,700
ZIOPHARM Oncology, Inc.(a)	362,549	1,189,161

		308,742,094

Building Materials — 1.0%
Alpha Pro Tech Ltd.(a)	20,653	365,558
Aspen Aerogels, Inc.(a)	34,052	224,062
Builders FirstSource, Inc.(a)	196,268	4,062,748
Caesarstone Ltd.	37,682	446,532
Cornerstone Building Brands, Inc.(a)(b)	76,824	465,553
Gibraltar Industries, Inc.(a)	55,848	2,681,262
Griffon Corp.	61,272	1,134,757
Louisiana-Pacific Corp.	191,001	4,899,176
LSI Industries, Inc.	42,583	275,512
Masonite International Corp.(a)	41,518	3,229,270
Patrick Industries, Inc.	37,978	2,326,152
PGT Innovations, Inc.(a)	98,292	1,541,219

Security	Shares	Value

Building Materials (continued)
Quanex Building Products Corp.	54,932	$762,456
Simpson Manufacturing Co., Inc.	74,188	6,258,500
Summit Materials, Inc., Class A(a)	199,086	3,201,303

		31,874,060

Building: Climate Control — 0.2%
AAON, Inc.(b)	69,469	3,771,472
Comfort Systems USA, Inc.	61,271	2,496,793

		6,268,265

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc.(a)(b)	93,179	2,457,130
Forterra, Inc.(a)(b)	30,724	342,880
Foundation Building Materials, Inc.(a)	34,225	534,252
JELD-WEN Holding, Inc.(a)	117,532	1,893,441

		5,227,703

Cable Television Services — 0.2%
AMC Networks, Inc., Class A(a)	64,998	1,520,303
Liberty Latin America Ltd., Class A(a)	75,722	736,018
Liberty Latin America Ltd., Class C(a)	192,474	1,816,955
WideOpenWest, Inc.(a)	86,622	456,498

		4,529,774

Casinos & Gambling — 0.7%
Accel Entertainment, Inc., Class A(a)	67,705	651,999
Boyd Gaming Corp.	138,536	2,895,402
Century Casinos, Inc.(a)	44,745	185,692
Eldorado Resorts, Inc.(a)(b)	142,897	5,724,454
International Game Technology PLC	169,211	1,505,978
Monarch Casino & Resort, Inc.(a)	21,513	733,163
Penn National Gaming, Inc.(a)	226,261	6,910,011
Scientific Games Corp., Class A(a)(b)	97,723	1,510,798
Twin River Worldwide Holdings, Inc.	31,456	701,154

		20,818,651

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	40,542	141,086
US Concrete, Inc.(a)	26,718	662,607

		803,693

Chemicals: Diversified — 0.6%
AdvanSix, Inc.(a)	46,665	547,847
AgroFresh Solutions, Inc.(a)(b)	48,994	148,452
American Vanguard Corp.	48,046	661,113
CSW Industrials, Inc.	23,998	1,658,502
GCP Applied Technologies, Inc.(a)	83,609	1,553,455
Hawkins, Inc.	15,510	660,416
Ingevity Corp.(a)	70,496	3,705,975
Landec Corp.(a)	42,588	339,001
Marrone Bio Innovations, Inc.(a)(b)	130,581	152,780
PolyOne Corp.	155,441	4,077,217
Rayonier Advanced Materials, Inc.	108,215	304,084
Sensient Technologies Corp.	71,834	3,746,861

		17,555,703

Chemicals: Specialty — 0.8%
Advanced Emissions Solutions, Inc.	27,259	132,206
Amyris, Inc.(a)(b)	120,366	513,963
Balchem Corp.	54,263	5,147,388
FutureFuel Corp.	42,590	508,951
Innospec, Inc.	41,655	3,217,849
Kraton Corp.(a)	52,505	907,286
Livent Corp.(a)	246,853	1,520,614
Orion Engineered Carbons SA	101,468	1,074,546
Park Aerospace Corp.	31,735	353,528
PQ Group Holdings, Inc.(a)	64,387	852,484
Quaker Chemical Corp.	22,418	4,161,902

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals: Specialty (continued)
Stepan Co.	36,312	$3,525,895
Tronox Holdings PLC, Class A(a)	153,407	1,107,599

		23,024,211

Coal — 0.1%
Arch Resources, Inc.	25,554	725,989
CONSOL Energy, Inc.(a)	43,544	220,768
Peabody Energy Corp.	109,233	314,591
Warrior Met Coal, Inc.(b)	87,143	1,341,131

		2,602,479

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc.	26,468	423,488

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	15,305	979,673
Meta Financial Group, Inc.	57,097	1,037,452
MMA Capital Holdings, Inc.(a)	7,816	180,706
PennyMac Financial Services, Inc. (h)	73,842	3,085,857
RE/MAX Holdings, Inc., Class A	30,176	948,432
Security National Financial Corp., Class A(a)	9,995	67,416
Walker & Dunlop, Inc.	47,759	2,426,635

		8,726,171

Commercial Services & Supplies — 0.1%
Collectors Universe, Inc.	15,416	528,460
Information Services Group, Inc.(a)	60,206	124,626
National Research Corp.	22,479	1,308,503

		1,961,589

Commercial Services: Rental & Leasing — 0.9%
CAI International, Inc.(a)(b)	27,241	453,835
GATX Corp.	58,894	3,591,356
GMS, Inc.(a)	71,495	1,758,062
H&E Equipment Services, Inc.	55,935	1,033,679
Herc Holdings, Inc.(a)(b)	42,375	1,302,184
Marlin Business Services Corp.	15,333	129,717
McGrath RentCorp	41,009	2,214,896
Mobile Mini, Inc.	74,761	2,205,450
Nesco Holdings, Inc.(a)	20,536	82,555
NOW, Inc.(a)	188,733	1,628,766
Rush Enterprises, Inc., Class B	6,831	243,593
SiteOne Landscape Supply, Inc.(a)(b)	70,507	8,035,683
Triton International Ltd.	87,042	2,632,150
Willis Lease Finance Corp.(a)	4,940	119,943
WillScot Corp.(a)	92,600	1,138,054

		26,569,923

Commercial Vehicles & Parts — 0.3%
Blue Bird Corp.(a)	25,232	378,228
Cooper-Standard Holdings, Inc.(a)	28,613	379,122
Miller Industries, Inc.	18,496	550,626
Modine Manufacturing Co.(a)(b)	83,377	460,241
Motorcar Parts of America, Inc.(a)(b)	30,641	541,427
Navistar International Corp.(a)	84,615	2,386,143
REV Group, Inc.	47,942	292,446
Rush Enterprises, Inc., Class A	44,726	1,854,340
Shyft Group, Inc.	56,655	954,070
Wabash National Corp.	93,860	996,793

		8,793,436

Communications Technology — 0.9%
ADTRAN, Inc.	80,154	876,083
Anterix, Inc.(a)	22,692	1,028,855
Avaya Holdings Corp.(a)	156,551	1,934,970
Bandwidth, Inc., Class A(a)	32,397	4,114,419
Bel Fuse, Inc., Class B	16,293	174,824
Calix, Inc.(a)	82,640	1,231,336

Security	Shares	Value

Communications Technology (continued)
Casa Systems, Inc.(a)	58,151	$241,908
Comtech Telecommunications Corp.	39,839	672,881
DASAN Zhone Solutions, Inc.(a)(b)	20,745	185,253
Digi International, Inc.(a)	49,377	575,242
Extreme Networks, Inc.(a)	195,755	849,577
Genasys, Inc.(a)(b)	53,894	261,925
GSI Technology, Inc.(a)(b)	26,370	189,337
Harmonic, Inc.(a)	161,417	766,731
Infinera Corp.(a)(b)	266,106	1,575,348
Inseego Corp.(a)(b)	95,100	1,103,160
InterDigital, Inc.	52,623	2,980,041
KVH Industries, Inc.(a)	27,118	242,164
Loral Space & Communications, Inc.	21,490	419,485
Maxar Technologies, Inc.(a)	101,217	1,817,857
NeoPhotonics Corp.(a)(b)	82,018	728,320
NETGEAR, Inc.(a)	50,214	1,300,040
Ooma, Inc.(a)	35,826	590,412
PC-Tel, Inc.(a)	29,322	195,871
Plantronics, Inc.(b)	56,593	830,785
Powerfleet, Inc.(a)	44,876	207,327
Resonant, Inc.(a)	83,461	194,464
Ribbon Communications, Inc.(a)	116,039	456,033
Seachange International, Inc.(a)	38,951	58,816
Telenav, Inc.(a)	57,408	315,170

		26,118,634

Computer Services Software & Systems — 6.7%
A10 Networks, Inc.(a)(b)	104,821	713,831
ACI Worldwide, Inc.(a)	192,897	5,206,290
Akerna Corp.(a)	15,535	136,708
Alarm.com Holdings, Inc.(a)	76,302	4,945,133
Altair Engineering, Inc., Class A(a)	70,734	2,811,677
American Software, Inc., Class A	50,028	788,441
Appfolio, Inc., Class A(a)(b)	26,913	4,379,014
Appian Corp.(a)(b)	55,687	2,853,959
Asure Software, Inc.(a)	16,639	106,989
Avid Technology, Inc.(a)(b)	55,873	406,197
Benefitfocus, Inc.(a)(b)	50,011	538,118
Blackbaud, Inc.	83,520	4,767,322
Blackline, Inc.(a)(b)	84,614	7,015,347
Blucora, Inc.(a)	82,183	938,530
Bottomline Technologies DE, Inc.(a)	73,150	3,713,825
Box, Inc., Class A(a)(b)	249,346	5,176,423
Brightcove, Inc.(a)	67,105	528,787
Cargurus, Inc.(a)	145,555	3,689,819
Cerence, Inc.(a)(b)	61,991	2,531,712
Cloudera, Inc.(a)	347,304	4,417,707
CommVault Systems, Inc.(a)	70,735	2,737,445
ComScore, Inc.(a)(b)	102,177	316,749
Cornerstone OnDemand, Inc.(a)	102,583	3,955,600
Covetrus, Inc.(a)	165,942	2,968,702
CSG Systems International, Inc.	55,450	2,295,076
Digimarc Corp.(a)	20,112	321,591
Digital Turbine, Inc.(a)(b)	139,252	1,750,398
Domo, Inc., Class B(a)(b)	43,365	1,395,052
Ebix, Inc.(b)	44,934	1,004,724
Endurance International Group Holdings, Inc.(a)	106,517	429,264
Envestnet, Inc.(a)	89,496	6,581,536
ePlus, Inc.(a)	22,480	1,588,886
Eventbrite, Inc., Class A(a)(b)	108,078	926,228
EverQuote, Inc., Class A(a)(b)	23,792	1,383,743
Evolent Health, Inc., Class A(a)(b)	129,164	919,648
ForeScout Technologies, Inc.(a)(b)	81,562	1,729,114
GAN Ltd.(a)	12,868	327,491
GlobalSCAPE, Inc.	22,432	218,712

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Services Software & Systems (continued)
Grid Dynamics Holdings, Inc.(a)	36,599	$252,533
Groupon, Inc.(a)(b)	38,232	692,764
GTY Technology Holdings, Inc.(a)(b)	67,891	282,766
Inovalon Holdings, Inc., Class A(a)(b)	122,630	2,361,854
Intelligent Systems Corp.(a)	11,424	389,330
Limelight Networks, Inc.(a)	197,194	1,451,348
LivePerson, Inc.(a)(b)	102,673	4,253,742
LiveRamp Holdings, Inc.(a)	110,888	4,709,413
Majesco(a)	11,110	87,325
ManTech International Corp., Class A	45,659	3,127,185
Meet Group, Inc.(a)	110,011	686,469
MicroStrategy, Inc., Class A(a)	13,360	1,580,354
Mimecast Ltd.(a)	95,040	3,959,366
Mitek Systems, Inc.(a)	36,057	346,508
NetScout Systems, Inc.(a)	119,799	3,062,062
NIC, Inc.	110,881	2,545,828
OneSpan, Inc.(a)	55,484	1,549,668
PAR Technology Corp.(a)(b)	27,488	822,716
Parsons Corp.(a)(b)	37,419	1,356,065
PDF Solutions, Inc.(a)	50,631	990,342
Perficient, Inc.(a)	55,662	1,991,586
Perspecta, Inc.	235,036	5,459,886
Ping Identity Holding Corp.(a)(b)	27,127	870,505
Progress Software Corp.	76,178	2,951,897
PROS Holdings, Inc.(a)(b)	66,567	2,957,572
Q2 Holdings, Inc.(a)(b)	83,648	7,176,162
QAD, Inc., Class A	19,528	806,116
Rapid7, Inc.(a)	85,195	4,346,649
Red Violet, Inc.(a)	10,585	186,719
Rimini Street, Inc.(a)	32,047	165,042
SailPoint Technologies Holding, Inc.(a)(b)	148,837	3,939,715
Sapiens International Corp. NV	42,492	1,188,926
Schrodinger, Inc.(a)(b)	23,338	2,137,061
SecureWorks Corp., Class A(a)	13,813	157,883
ShotSpotter, Inc.(a)	13,743	346,324
Shutterstock, Inc.	32,641	1,141,456
Simulations Plus, Inc.(b)	21,172	1,266,509
Smith Micro Software, Inc.(a)	54,468	242,927
Sprout Social, Inc., Class A(a)(b)	13,814	372,978
SPS Commerce, Inc.(a)	59,290	4,453,865
SVMK, Inc.(a)	201,630	4,746,370
Synchronoss Technologies, Inc.(a)(b)	64,512	227,727
TechTarget, Inc.(a)	39,284	1,179,699
Tenable Holdings, Inc.(a)(b)	102,922	3,068,105
Tucows, Inc., Class A(a)	15,235	873,270
Unisys Corp.(a)	104,239	1,137,247
Upland Software, Inc.(a)	38,550	1,339,998
Upwork, Inc.(a)(b)	157,226	2,270,343
Varonis Systems, Inc.(a)(b)	52,758	4,668,028
Verint Systems, Inc.(a)	108,428	4,898,777
Veritone, Inc.(a)	39,209	582,646
Verra Mobility Corp.(a)	226,270	2,326,056
VirnetX Holding Corp.	103,532	672,958
Virtusa Corp.(a)	48,737	1,582,490
Workiva, Inc.(a)(b)	65,094	3,481,878
Yelp, Inc.(a)	118,689	2,745,277
Yext, Inc.(a)	171,292	2,845,160
Zix Corp.(a)	89,695	618,896
Zuora, Inc., Class A(a)	165,923	2,115,518

		204,563,647

Computer Technology — 0.4%
3D Systems Corp.(a)(b)	193,813	1,354,753
Diebold Nixdorf, Inc.(a)	119,797	725,970
Immersion Corp.(a)	36,402	226,784

Security	Shares	Value

Computer Technology (continued)
Impinj, Inc.(a)(b)	28,229	$775,451
Insight Enterprises, Inc.(a)	58,945	2,900,094
Intellicheck, Inc.(a)	26,907	203,148
PC Connection, Inc.	19,062	883,714
Quantum Corp.(a)	48,627	187,700
Safeguard Scientifics, Inc.	34,367	240,569
Super Micro Computer, Inc.(a)	74,466	2,114,090
Synaptics, Inc.(a)(b)	57,631	3,464,776

		13,077,049

Construction — 0.4%
Aegion Corp.(a)	50,934	808,323
Construction Partners, Inc., Class A(a)(b)	31,079	551,963
EMCOR Group, Inc.(b)	92,584	6,123,506
Granite Construction, Inc.	79,096	1,513,897
Great Lakes Dredge & Dock Corp.(a)	108,535	1,005,034
Primoris Services Corp.	81,894	1,454,437
Sterling Construction Co., Inc.(a)	48,312	505,827
Tutor Perini Corp.(a)(b)	72,052	877,593

		12,840,580

Consumer Electronics — 0.2%
Fitbit, Inc., Series A(a)	405,252	2,617,928
Sonos, Inc.(a)	134,807	1,972,226
Universal Electronics, Inc.(a)	22,876	1,071,054
VOXX International Corp.(a)	32,316	186,787

		5,847,995

Consumer Lending — 0.6%
Curo Group Holdings Corp.	33,551	274,112
Encore Capital Group, Inc.(a)	52,343	1,789,084
Enova International, Inc.(a)	49,995	743,426
Ezcorp, Inc., Class A(a)	85,294	537,352
FirstCash, Inc.	68,463	4,619,883
Marcus & Millichap, Inc.(a)	38,883	1,122,163
MoneyGram International, Inc.(a)(b)	106,100	340,581
Navient Corp.	323,264	2,272,546
Nelnet, Inc., Class A	29,057	1,387,181
Oportun Financial Corp.(a)	32,279	433,830
PRA Group, Inc.(a)	76,164	2,944,500
Regional Management Corp.(a)	14,161	250,791
World Acceptance Corp.(a)	8,477	555,413

		17,270,862

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)	113,764	655,281
Chuy’s Holdings, Inc.(a)(b)	27,942	415,777
Core-Mark Holding Co., Inc.	75,965	1,895,706
Franchise Group, Inc.	32,153	703,508
KAR Auction Services, Inc.	218,271	3,003,409
Waitr Holdings, Inc.(a)	129,079	339,478
WW International, Inc.(a)(b)	79,695	2,022,659

		9,035,818

Containers & Packaging — 0.2%
Greif, Inc., Class A	43,387	1,492,947
Greif, Inc., Class B	10,120	423,320
Myers Industries, Inc.	62,698	912,256
O-I Glass, Inc.	264,768	2,377,617
Ranpak Holdings Corp.(a)	46,419	345,357
UFP Technologies, Inc.(a)	11,366	500,786
Veritiv Corp.(a)	21,591	366,183

		6,418,466

Cosmetics — 0.1%
elf Beauty, Inc.(a)	43,834	835,914
Inter Parfums, Inc.	30,271	1,457,549

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Cosmetics (continued)
Revlon, Inc., Class A(a)(b)	11,949	$118,295

		2,411,758

Diversified Financial Services — 0.9%
Alerus Financial Corp.	21,917	433,080
Altisource Portfolio Solutions SA(a)(b)	8,939	131,761
Associated Capital Group, Inc., Class A	3,113	114,216
Bogota Financial Corp.(a)	9,443	82,532
Cannae Holdings, Inc.(a)	142,635	5,862,298
Delmar Bancorp	11,079	72,789
Greenhill & Co., Inc.	25,163	251,378
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	119,513	3,401,340
Houlihan Lokey, Inc.	74,319	4,135,109
MBIA, Inc.(a)	120,148	871,073
MidWestOne Financial Group, Inc.	23,793	475,860
Moelis & Co., Class A	89,058	2,775,047
Piper Sandler Cos	29,566	1,749,125
Stifel Financial Corp.	112,353	5,328,903
SWK Holdings Corp.(a)	4,868	58,319
Tiptree, Inc.	42,589	274,699

		26,017,529

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	80,334	3,178,013
Enerpac Tool Group Corp.	92,686	1,631,273
Federal Signal Corp.	102,394	3,044,174
Harsco Corp.(a)	131,211	1,772,661
Luxfer Holdings PLC	50,244	710,952
Lydall, Inc.(a)	28,753	389,891
OSI Systems, Inc.(a)	28,411	2,120,597
Raven Industries, Inc.	60,104	1,292,837
Standex International Corp.	21,641	1,245,439
TriMas Corp.(a)	75,387	1,805,519

		17,191,356

Diversified Materials & Processing — 0.4%
Belden, Inc.(b)	75,273	2,450,136
Cabot Microelectronics Corp.(b)	48,976	6,834,111
Encore Wire Corp.	34,101	1,664,811
Insteel Industries, Inc.	30,762	586,631
Koppers Holdings, Inc.(a)	35,019	659,758
NL Industries, Inc.	9,941	33,899
Tredegar Corp.	43,637	672,010
Uranium Energy Corp.(a)(b)	312,544	274,320

		13,175,676

Diversified Media — 0.0%
EW Scripps Co., Class A	93,163	815,176
Hemisphere Media Group, Inc.(a)	26,455	260,053

		1,075,229

Diversified Retail — 0.7%
Big Lots, Inc.	66,370	2,787,540
BJ’s Wholesale Club Holdings, Inc.(a)	231,036	8,610,712
Dillard’s, Inc., Class A(b)	13,296	342,904
Duluth Holdings, Inc., Class B(a)(b)	16,032	118,156
Gaia, Inc.(a)(b)	17,469	146,390
Hudson Ltd., Class A(a)	66,352	323,134
Macy’s, Inc.	159,948	1,100,442
Overstock.com, Inc.(a)	68,443	1,945,835
PriceSmart, Inc.	38,335	2,312,751
Stitch Fix, Inc., Class A(a)(b)	95,127	2,372,467
Winmark Corp.	4,846	829,829

		20,890,160

Drug & Grocery Store Chains — 0.2%
Ingles Markets, Inc., Class A	23,842	1,026,875

Security	Shares	Value

Drug & Grocery Store Chains (continued)
PetMed Express, Inc.	32,936	$1,173,839
Rite Aid Corp.(a)(b)	92,836	1,583,782
Village Super Market, Inc., Class A	13,818	383,035
Weis Markets, Inc.	15,975	800,667

		4,968,198

Education Services — 0.6%
Adtalem Global Education, Inc.(a)	87,231	2,717,246
American Public Education, Inc.(a)	23,587	698,175
Aspen Group, Inc.(a)	30,140	272,767
Franklin Covey Co.(a)	21,464	459,330
HealthStream, Inc.(a)	43,942	972,436
Houghton Mifflin Harcourt Co.(a)	176,414	319,309
K12, Inc.(a)	67,230	1,831,345
Laureate Education, Inc., Class A(a)	182,604	1,819,649
Perdoceo Education Corp.(a)	116,560	1,856,801
Rosetta Stone, Inc.(a)	39,824	671,433
Strategic Education, Inc.(b)	36,914	5,671,836
Universal Technical Institute, Inc.(a)	47,984	333,489

		17,623,816

Electronic Components — 0.6%
Acacia Research Corp.(a)(b)	15,133	61,894
American Superconductor Corp.(a)(b)	37,058	301,282
Methode Electronics, Inc.	61,736	1,929,867
Novanta, Inc.(a)	57,713	6,162,017
NVE Corp.	7,682	474,978
Rogers Corp.(a)	31,483	3,922,782
Sanmina Corp.(a)	113,305	2,837,157
ScanSource, Inc.(a)	42,482	1,023,392
TTM Technologies, Inc.(a)	168,141	1,994,152

		18,707,521

Electronic Entertainment — 0.1%
Glu Mobile, Inc.(a)	219,287	2,032,791
PlayAGS, Inc.(a)	44,145	149,210
Turtle Beach Corp.(a)	22,909	337,220

		2,519,221

Electronics — 0.6%
Agilysys, Inc.(a)	31,517	565,415
Daktronics, Inc.	60,802	264,489
II-VI, Inc.(a)(b)	152,255	7,189,481
Integer Holdings Corp.(a)	55,235	4,034,917
iRobot Corp.(a)(b)	46,707	3,918,717
Iteris, Inc.(a)(b)	65,743	312,608
nLight, Inc.(a)(b)	58,436	1,300,785
Research Frontiers, Inc.(a)	43,416	176,269

		17,762,681

Energy Equipment — 0.4%
Arcosa, Inc.	82,451	3,479,432
Bloom Energy Corp., Class A(a)	145,025	1,577,872
FuelCell Energy, Inc.(a)(b)	362,932	820,226
Matador Resources Co.(a)(b)	187,429	1,593,147
SunPower Corp.(a)(b)	130,254	997,746
Sunrun, Inc.(a)	196,567	3,876,301
TPI Composites, Inc.(a)(b)	51,686	1,207,902

		13,552,626

Engineering & Contracting Services — 1.1%
API Group Corp.(a)(d)	236,929	2,878,687
Argan, Inc.	24,820	1,175,972
Dycom Industries, Inc.(a)	52,169	2,133,190
Exponent, Inc.(b)	86,584	7,007,243
Fluor Corp.	56,002	676,504
HC2 Holdings, Inc.(a)	73,180	244,421
IES Holdings, Inc.(a)	13,627	315,738

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Engineering & Contracting Services (continued)
KBR, Inc.	241,864	$5,454,033
MasTec, Inc.(a)	96,572	4,333,186
Mistras Group, Inc.(a)	27,467	108,495
MYR Group, Inc.(a)	28,873	921,337
Tetra Tech, Inc.	90,549	7,164,237
VSE Corp.	14,607	458,514
Willdan Group, Inc.(a)(b)	16,480	412,165

		33,283,722

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A(b)	87,253	374,315
Cinemark Holdings, Inc.	181,345	2,094,535
Golden Entertainment, Inc.(a)	27,635	246,504
IMAX Corp.(a)(b)	83,298	933,771
LiveXLive Media, Inc.(a)	54,539	197,431

		3,846,556

Environmental, Maintenance, & Security Service — 0.6%
ABM Industries, Inc.	113,229	4,110,213
BrightView Holdings, Inc.(a)(b)	52,650	589,680
Brink’s Co.	84,995	3,868,122
Healthcare Services Group, Inc.	126,270	3,088,564
SP Plus Corp.(a)(b)	38,412	795,512
UniFirst Corp.	25,167	4,503,635
Vivint Smart Home, Inc.(a)(b)	117,787	2,041,249

		18,996,975

Fertilizers — 0.0%
Intrepid Potash, Inc.(a)(b)	157,944	156,365

Financial Data & Systems — 0.5%
Atlanticus Holdings Corp.(a)	7,396	76,475
Cardtronics PLC, Class A(a)(b)	61,826	1,482,587
Cass Information Systems, Inc.	23,614	921,654
Donnelley Financial Solutions, Inc.(a)	51,452	432,197
Everi Holdings, Inc.(a)(b)	134,955	696,368
EVERTEC, Inc.	101,537	2,853,190
Evo Payments, Inc., Class A(a)	69,981	1,597,666
Green Dot Corp., Class A(a)	85,995	4,220,635
GreenSky, Inc., Class A(a)	103,589	507,586
I3 Verticals, Inc., Class A(a)(b)	24,919	753,800
International Money Express, Inc.(a)(b)	23,767	296,137
LendingClub Corp.(a)(b)	113,195	515,037
Paysign, Inc.(a)	50,221	487,646
Priority Technology Holdings, Inc.(a)	9,786	25,346
Repay Holdings Corp.(a)	61,524	1,515,336
Value Line, Inc.	1,578	42,590

		16,424,250

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	220,551

Foods — 1.3%
B&G Foods, Inc.	107,764	2,627,286
BellRing Brands, Inc., Class A(a)(b)	66,994	1,335,860
Bridgford Foods Corp.(a)	2,585	42,808
Chefs’ Warehouse, Inc.(a)(b)	40,971	556,386
Freshpet, Inc.(a)	65,339	5,466,261
HF Foods Group, Inc.(a)(b)	59,935	542,412
Hostess Brands, Inc.(a)(b)	202,523	2,474,831
J&J Snack Foods Corp.	25,024	3,181,301
John B Sanfilippo & Son, Inc.	14,587	1,244,709
Lancaster Colony Corp.	31,704	4,913,803
Medifast, Inc.	19,166	2,659,666
Nature’s Sunshine Products, Inc.(a)	13,928	125,491
Performance Food Group Co.(a)	221,416	6,452,062
Seneca Foods Corp., Class A(a)	10,989	371,538
Simply Good Foods Co.(a)	143,315	2,662,793

Security	Shares	Value

Foods (continued)
SpartanNash Co.	60,765	$1,291,256
Tootsie Roll Industries, Inc.	26,003	891,123
United Natural Foods, Inc.(a)	89,628	1,632,126

		38,471,712

Forest Products — 0.2%
Boise Cascade Co.	66,176	2,488,879
UFP Industries, Inc.	101,406	5,020,611

		7,509,490

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	71,587	1,685,158
Ennis, Inc.	43,014	780,274
Quad/Graphics, Inc.	55,672	180,934

		2,646,366

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.(b)	21,890	803,472

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	27,642	500,873
Hillenbrand, Inc.	126,853	3,433,911
Matthews International Corp., Class A	51,131	976,602

		4,911,386

Gas Pipeline — 0.0%
NextDecade Corp.(a)	43,406	93,757

Glass — 0.0%
Apogee Enterprises, Inc.	43,955	1,012,723

Gold — 0.2%
Caledonia Mining Corp. PLC	17,098	296,137
Coeur Mining, Inc.(a)(b)	410,708	2,086,397
Gold Resource Corp.	117,243	481,869
Novagold Resources, Inc.(a)	401,542	3,686,155

		6,550,558

Health Care Equipment & Supplies — 0.0%
Inogen, Inc.(a)	30,718	1,091,103

Health Care Facilities — 0.5%
Apollo Medical Holdings, Inc.(a)	17,526	289,179
Brookdale Senior Living, Inc.(a)	310,090	914,765
Ensign Group, Inc.	86,443	3,617,640
Five Star Senior Living, Inc.(a)	30,045	117,175
Hanger, Inc.(a)(b)	60,798	1,006,815
Joint Corp.(a)(b)	21,493	328,198
National HealthCare Corp.	20,988	1,331,479
Select Medical Holdings Corp.(a)	181,245	2,669,739
Tenet Healthcare Corp.(a)	177,050	3,206,375
U.S. Physical Therapy, Inc.	21,490	1,741,120

		15,222,485

Health Care Management Services — 0.2%
1Life Healthcare, Inc.(a)(b)	36,111	1,311,552
Computer Programs & Systems, Inc.	20,882	475,901
Magellan Health, Inc.(a)	39,598	2,889,862
Option Care Health, Inc.(a)(b)	57,419	796,976
Progyny, Inc.(a)	44,398	1,145,912
Triple-S Management Corp., Class B(a)	39,005	741,875

		7,362,078

Health Care Services — 2.0%
Accelerate Diagnostics, Inc.(a)(b)	52,110	789,988
Addus HomeCare Corp.(a)	23,322	2,158,684
Allscripts Healthcare Solutions, Inc.(a)(b)	274,197	1,856,314
AMN Healthcare Services, Inc.(a)	78,733	3,561,881
Cara Therapeutics, Inc.(a)(b)	70,469	1,205,020
Catasys, Inc.(a)(b)	14,755	365,039

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Services (continued)
CorVel Corp.(a)	14,694	$1,041,658
Cross Country Healthcare, Inc.(a)	58,870	362,639
Flexion Therapeutics, Inc.(a)(b)	56,570	743,896
Health Catalyst, Inc.(a)(b)	54,667	1,594,636
HealthEquity, Inc.(a)	117,910	6,917,780
HMS Holdings Corp.(a)	148,706	4,816,587
LHC Group, Inc.(a)	51,201	8,925,358
MEDNAX, Inc.(a)	140,504	2,402,618
NantHealth, Inc.(a)	45,434	208,088
NeoGenomics, Inc.(a)	174,791	5,415,025
NextGen Healthcare, Inc.(a)	92,333	1,013,816
Omnicell, Inc.(a)	71,613	5,057,310
OptimizeRx Corp.(a)(b)	22,724	296,094
Pennant Group Inc.(a)	42,796	967,190
Phibro Animal Health Corp., Class A	34,323	901,665
Phreesia, Inc.(a)	48,626	1,375,143
R1 RCM, Inc.(a)(b)	180,152	2,008,695
Ryman Hospitality Properties, Inc.	85,584	2,961,206
Surgery Partners, Inc.(a)(b)	40,414	467,590
Tabula Rasa HealthCare, Inc.(a)(b)	34,667	1,897,325
Tivity Health, Inc.(a)	73,739	835,463
Viemed Healthcare, Inc.(a)	57,307	550,147

		60,696,855

Health Care: Miscellaneous — 0.2%
Medpace Holdings, Inc.(a)(b)	46,284	4,305,338
Providence Service Corp.(a)	20,326	1,603,924

		5,909,262

Home Building — 1.2%
Beazer Homes USA, Inc.(a)	46,913	472,414
Century Communities, Inc.(a)(b)	49,767	1,525,856
Installed Building Products, Inc.(a)	38,986	2,681,457
KB Home	149,104	4,574,511
Legacy Housing Corp.(a)(b)	14,089	200,346
LGI Homes, Inc.(a)(b)	37,511	3,302,093
M/I Homes, Inc.(a)	47,126	1,623,019
MDC Holdings, Inc.	86,160	3,075,912
Meritage Homes Corp.(a)	62,578	4,763,437
Taylor Morrison Home Corp.(a)(b)	215,600	4,158,924
TopBuild Corp.(a)	56,070	6,379,084
TRI Pointe Group, Inc.(a)	221,288	3,250,721

		36,007,774

Hotel/Motel — 0.1%
Marcus Corp.	37,738	500,783
Red Rock Resorts, Inc., Class A	113,731	1,240,805

		1,741,588

Household Appliances — 0.0%
Hamilton Beach Brands Holding Co., Class A	10,779	128,270
National Presto Industries, Inc.	8,633	754,438

		882,708

Household Equipment & Products — 0.4%
Central Garden & Pet Co.(a)	16,903	608,339
Central Garden & Pet Co., Class A(a)	66,023	2,230,917
Helen of Troy Ltd.(a)	42,721	8,055,472
Tupperware Brands Corp.	85,754	407,331

		11,302,059

Household Furnishings — 0.5%
American Woodmark Corp.(a)(b)	28,349	2,144,602
Casper Sleep, Inc.(a)(b)	17,832	159,953
Ethan Allen Interiors, Inc.	39,204	463,783
Hooker Furniture Corp.	19,559	380,423
La-Z-Boy, Inc.	75,859	2,052,745
Lifetime Brands, Inc.	19,521	131,181

Security	Shares	Value

Household Furnishings (continued)
Lovesac Co.(a)(b)	14,603	$383,037
Purple Innovation, Inc.(a)	24,319	437,742
RH(a)	28,255	7,032,669
Sleep Number Corp.(a)	45,264	1,884,793

		15,070,928

Insurance: Life — 0.4%
American Equity Investment Life Holding Co.(b)	139,066	3,436,321
Benefytt Technologies, Inc.(a)	16,731	342,316
Citizens, Inc.(a)	83,733	501,561
CNO Financial Group, Inc.	245,198	3,817,733
FBL Financial Group, Inc., Class A	16,995	609,951
GWG Holdings, Inc.(a)	4,648	35,650
Independence Holding Co.	8,767	268,182
National Western Life Group, Inc., Class A	4,286	870,872
Third Point Reinsurance Ltd.(a)	129,128	969,751
Trupanion, Inc.(a)	50,265	2,145,813

		12,998,150

Insurance: Multi-Line — 0.4%
BRP Group, Inc., Class A(a)	35,319	609,959
Crawford & Co., Class A	27,856	219,784
eHealth, Inc.(a)	43,027	4,226,973
Goosehead Insurance, Inc., Class A(a)	21,722	1,632,626
Horace Mann Educators Corp.	61,755	2,268,261
James River Group Holdings Ltd.	49,907	2,245,815
Mr Cooper Group, Inc.(a)(b)	129,117	1,606,215
PICO Holdings, Inc.(a)(b)	14,026	118,239
ProSight Global, Inc.(a)(b)	15,941	141,875
Watford Holdings Ltd.(a)	31,032	517,924

		13,587,671

Insurance: Property-Casualty — 1.8%
AMERISAFE, Inc.	28,534	1,745,139
Argo Group International Holdings Ltd.	56,218	1,958,073
Donegal Group, Inc., Class A	19,407	275,968
Employers Holdings, Inc.	35,241	1,062,516
Enstar Group Ltd.(a)	20,222	3,089,315
Essent Group Ltd.	172,494	6,256,357
FedNat Holding Co.	20,265	224,334
Genworth Financial, Inc., Class A(a)	858,139	1,982,301
Global Indemnity Ltd.	14,299	342,318
Greenlight Capital Re Ltd., Class A(a)	50,590	329,847
HCI Group, Inc.	9,871	455,843
Heritage Insurance Holdings, Inc.	45,012	589,207
Hilltop Holdings, Inc.	121,481	2,241,324
Investors Title Co.	2,389	289,834
Kinsale Capital Group, Inc.	34,996	5,431,729
National General Holdings Corp.	116,253	2,512,227
NI Holdings, Inc.(a)	17,790	262,758
NMI Holdings, Inc., Class A(a)	112,905	1,815,512
Palomar Holdings, Inc.(a)(b)	31,381	2,691,235
ProAssurance Corp.	75,946	1,098,939
Protective Insurance Corp., Class B	16,116	242,868
Radian Group, Inc.	323,545	5,018,183
RLI Corp.	66,495	5,459,240
Safety Insurance Group, Inc.	24,890	1,898,111
Selective Insurance Group, Inc.	99,477	5,246,417
State Auto Financial Corp.	29,499	526,557
Stewart Information Services Corp.	32,704	1,063,207
United Fire Group, Inc.	36,684	1,016,514
United Insurance Holdings Corp.	35,911	280,824
Universal Insurance Holdings, Inc.	46,605	827,239

		56,233,936

International Trade & Diversified Logistic — 0.1%
CryoPort, Inc.(a)(b)	57,082	1,726,731

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

International Trade & Diversified Logistic (continued)
Radiant Logistics, Inc.(a)	73,951	$290,627
Vectrus, Inc.(a)	19,144	940,545

		2,957,903

Internet Software & Services — 0.1%
ChannelAdvisor Corp.(a)	45,117	714,653
eGain Corp.(a)	34,204	380,007
Gogo, Inc.(a)(b)	91,980	290,657
Quotient Technology, Inc.(a)	145,826	1,067,446
TrueCar, Inc.(a)	178,181	459,707

		2,912,470

Leisure Time — 1.2%
Acushnet Holdings Corp.	57,554	2,002,304
Bluegreen Vacations Corp.	14,077	76,297
Callaway Golf Co.(b)	158,817	2,780,886
Churchill Downs, Inc.	64,142	8,540,507
Clarus Corp.	31,266	362,060
Escalade, Inc.	17,293	241,410
Hilton Grand Vacations, Inc.(a)	143,336	2,802,219
Johnson Outdoors, Inc., Class A	8,839	804,526
Liberty TripAdvisor Holdings, Inc., Series A(a)	124,815	265,856
Lindblad Expeditions Holdings, Inc.(a)	46,947	362,431
Marriott Vacations Worldwide Corp.	68,467	5,628,672
Nautilus, Inc.(a)	51,168	474,327
OneSpaWorld Holdings Ltd.	76,846	366,555
RCI Hospitality Holdings, Inc.	14,179	196,521
SeaWorld Entertainment, Inc.(a)	86,701	1,284,042
Smith & Wesson Brands, Inc.(a)	93,658	2,015,520
Sturm Ruger & Co., Inc.	28,832	2,191,232
Vista Outdoor, Inc.(a)(b)	97,284	1,405,754
YETI Holdings, Inc.(a)(b)	125,391	5,357,958

		37,159,077

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	33,330	346,965

Luxury Items — 0.0%
Movado Group, Inc.	26,394	286,111
Signet Jewelers Ltd.	87,243	895,986

		1,182,097

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	16,926	1,737,285
Lindsay Corp.(b)	18,196	1,677,853
Titan Machinery, Inc.(a)(b)	32,252	350,257

		3,765,395

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	38,481	1,782,055
Douglas Dynamics, Inc.	39,322	1,380,989
Manitowoc Co., Inc.(a)	58,632	637,916
NACCO Industries, Inc., Class A	6,157	143,458
Terex Corp.	116,387	2,184,584

		6,129,002

Machinery: Industrial — 1.4%
Altra Industrial Motion Corp.	109,825	3,499,024
Applied Industrial Technologies, Inc.	65,765	4,103,078
Chart Industries, Inc.(a)	61,244	2,969,722
Columbus McKinnon Corp.	40,418	1,351,982
DXP Enterprises, Inc.(a)	27,111	539,780
EnPro Industries, Inc.	36,179	1,783,263
EVI Industries, Inc.(a)(b)	7,342	159,395
ExOne Co.(a)	19,989	170,906
Gencor Industries, Inc.(a)	13,922	175,974
Graham Corp.	15,405	196,260
Hyster-Yale Materials Handling, Inc.	17,222	665,802

Security	Shares	Value

Machinery: Industrial (continued)
Intevac, Inc.(a)	36,767	$200,748
John Bean Technologies Corp.	53,144	4,571,447
Kadant, Inc.	19,686	1,961,907
Kennametal, Inc.	141,751	4,069,671
Mayville Engineering Co., Inc.(a)	9,414	74,371
MTS Systems Corp.	32,332	568,720
Omega Flex, Inc.	4,965	525,297
Proto Labs, Inc.(a)	45,299	5,094,779
SPX Corp.(a)	73,576	3,027,652
SPX FLOW, Inc.(a)	72,558	2,716,571
Tennant Co.	31,118	2,022,981
Welbilt, Inc.(a)	218,574	1,331,116

		41,780,446

Machinery: Specialty — 0.1%
Albany International Corp., Class A	52,465	3,080,220
Hurco Cos., Inc.	10,416	291,336

		3,371,556

Manufactured Housing — 0.2%
Cavco Industries, Inc.(a)	14,593	2,814,260
Skyline Champion Corp.(a)	91,804	2,234,509

		5,048,769

Medical & Dental Instruments & Supplies — 2.4%
Alphatec Holdings, Inc.(a)(b)	76,525	359,668
American Renal Associates Holdings, Inc.(a)	20,904	136,294
AngioDynamics, Inc.(a)	61,063	621,011
Anika Therapeutics, Inc.(a)(b)	22,626	853,679
Antares Pharma, Inc.(a)(b)	270,418	743,650
Apyx Medical Corp.(a)	54,845	304,390
AtriCure, Inc.(a)	66,179	2,974,746
Atrion Corp.	2,397	1,526,913
Avanos Medical, Inc.(a)(b)	80,508	2,366,130
Axogen, Inc.(a)(b)	62,805	580,318
BioLife Solutions, Inc.(a)(b)	11,484	187,763
Cantel Medical Corp.	64,044	2,832,666
Cardiovascular Systems, Inc.(a)	58,154	1,834,759
Centogene NV(a)	6,550	149,864
Cerus Corp.(a)(b)	275,130	1,815,858
Chembio Diagnostics, Inc.(a)	33,897	110,165
Co-Diagnostics, Inc.(a)(b)	44,109	853,509
Community Health Systems, Inc.(a)(b)	148,714	447,629
CONMED Corp.(b)	46,029	3,313,628
CryoLife, Inc.(a)	60,830	1,166,111
Cutera, Inc.(a)	29,045	353,478
Exagen, Inc.(a)(b)	5,688	70,588
InfuSystem Holdings, Inc.(a)	23,537	271,617
Intersect ENT, Inc.(a)	55,936	757,373
Invacare Corp.	55,654	354,516
LeMaitre Vascular, Inc.	27,263	719,743
LivaNova PLC(a)(b)	82,677	3,979,244
Meridian Bioscience, Inc.(a)	71,473	1,664,606
Merit Medical Systems, Inc.(a)(b)	91,616	4,182,270
Milestone Scientific, Inc.(a)(b)	61,171	119,283
NanoString Technologies, Inc.(a)(b)	64,037	1,879,486
Neogen Corp.(a)	88,730	6,885,448
NuVasive, Inc.(a)	87,032	4,844,201
Ocular Therapeutix, Inc.(a)	87,452	728,475
OraSure Technologies, Inc.(a)	106,150	1,234,525
Organogenesis Holdings, Inc.(a)	34,427	132,200
Orthofix Medical, Inc.(a)	32,011	1,024,352
OrthoPediatrics Corp.(a)	20,339	890,035
Owens & Minor, Inc.(b)	104,248	794,370
Patterson Cos., Inc.	143,549	3,158,078
Retractable Technologies, Inc.(a)	22,619	158,785

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
SeaSpine Holdings Corp.(a)(b)	44,724	$468,260
Sientra, Inc.(a)(b)	81,563	315,649
STAAR Surgical Co.(a)	76,169	4,687,440
Surmodics, Inc.(a)	22,757	984,013
TransMedics Group, Inc.(a)(b)	33,491	600,159
Utah Medical Products, Inc.	5,607	496,892
ViewRay, Inc.(a)(b)	176,397	395,129
Wright Medical Group NV(a)	217,186	6,454,768

		71,783,734

Medical Equipment — 1.4%
Accuray, Inc.(a)(b)	148,013	300,466
AdaptHealth Corp.(a)	12,708	204,599
Beyond Air, Inc.(a)	21,679	157,173
BioSig Technologies, Inc.(a)	36,760	264,672
CareDx, Inc.(a)(b)	72,587	2,571,757
Electromed, Inc.(a)	11,555	177,832
Fluidigm Corp.(a)(b)	114,760	460,188
FONAR Corp.(a)	9,408	201,049
Glaukos Corp.(a)(b)	71,615	2,751,448
iCAD, Inc.(a)	33,996	339,620
Inspire Medical Systems, Inc.(a)	44,236	3,849,417
IntriCon Corp.(a)(b)	15,817	213,846
iRadimed Corp.(a)(b)	9,949	230,916
iRhythm Technologies, Inc.(a)	45,781	5,305,560
Lantheus Holdings, Inc.(a)(b)	89,397	1,278,377
Luminex Corp.	71,937	2,340,111
Misonix, Inc.(a)	24,448	331,759
Natus Medical, Inc.(a)	56,481	1,232,415
Nemaura Medical, Inc.(a)(b)	11,238	103,952
Nevro Corp.(a)	56,766	6,781,834
PAVmed, Inc.(a)(b)	61,174	129,077
Quanterix Corp.(a)	32,035	877,439
Quotient Ltd.(a)	102,297	756,998
Repro-Med Systems, Inc.(a)	40,890	367,192
Shockwave Medical, Inc.(a)(b)	45,354	2,148,419
SI-BONE, Inc.(a)	43,245	689,325
Silk Road Medical, Inc.(a)(b)	53,911	2,258,332
Soliton, Inc.(a)(b)	9,117	70,930
Stereotaxis, Inc.(a)	73,909	329,634
Tactile Systems Technology, Inc.(a)(b)	30,839	1,277,660
Vapotherm, Inc.(a)	32,473	1,331,068
Varex Imaging Corp.(a)(b)	63,042	955,086
Venus Concept, Inc.(a)	28,285	98,715
Zynex, Inc.(a)	26,805	666,640

		41,053,506

Medical Services — 0.0%
Aspira Women’s Health, Inc.(a)	81,112	311,470
Dermtech, Inc.(a)	13,578	179,637
Fulgent Genetics, Inc.(a)	16,582	265,312
Tela Bio, Inc.(a)	8,925	115,668
VolitionRX Ltd.(a)	39,791	154,787

		1,026,874

Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.	83,824	4,140,906
Compx International, Inc.	2,464	34,053
DMC Global, Inc.	23,685	653,706
Eastern Co.	8,636	154,325
Haynes International, Inc.	20,401	476,567
Lawson Products, Inc.(a)	6,868	221,562
LB Foster Co., Class A(a)	16,911	215,953
MRC Global, Inc.(a)	131,686	778,264
Mueller Industries, Inc.	95,903	2,549,102
Mueller Water Products, Inc., Class A	270,508	2,550,890

Security	Shares	Value

Metal Fabricating (continued)
NN, Inc.	68,197	$323,254
Northwest Pipe Co.(a)(b)	15,659	392,571
RBC Bearings, Inc.(a)	41,714	5,591,345
Rexnord Corp.	180,226	5,253,588
Worthington Industries, Inc.	63,427	2,365,827

		25,701,913

Metals & Minerals: Diversified — 0.7%
Cleveland-Cliffs, Inc.(b)	670,318	3,700,155
Commercial Metals Co.	201,336	4,107,254
Compass Minerals International, Inc.	57,217	2,789,329
Energy Fuels, Inc.(a)(b)	209,375	316,156
Ferroglobe PLC(c)	42,394	—
Hecla Mining Co.	883,715	2,889,748
Materion Corp.	34,349	2,112,120
Minerals Technologies, Inc.	57,648	2,705,421
Oil-Dri Corp. of America	8,646	300,016
SunCoke Energy, Inc.	142,623	422,164
U.S. Silica Holdings, Inc.	134,296	484,809
United States Lime & Minerals, Inc.	3,622	305,842

		20,133,014

Office Supplies & Equipment — 0.3%
ACCO Brands Corp.	162,447	1,153,374
Eastman Kodak Co.(a)	27,676	61,717
Herman Miller, Inc.	100,350	2,369,263
HNI Corp.	72,855	2,227,177
Kimball International, Inc., Class B	57,914	669,486
Knoll, Inc.	87,087	1,061,591
Pitney Bowes, Inc.	292,623	760,820
Steelcase, Inc., Class A	148,917	1,795,939

		10,099,367

Offshore Drilling & Other Services — 0.1%
Transocean Ltd.(a)	998,437	1,827,140

Oil & Gas Producers — 0.0%
Kosmos Energy Ltd.	686,186	1,139,069

Oil Well Equipment & Services — 0.5%
Bristow Group, Inc.(a)	12,247	170,601
Cactus, Inc., Class A	82,748	1,707,091
ChampionX Corp.(a)	316,098	3,085,116
Dril-Quip, Inc.(a)	59,065	1,759,546
Frank’s International NV(a)(b)	269,205	600,327
Helix Energy Solutions Group, Inc.(a)	241,010	836,305
Liberty Oilfield Services, Inc., Class A	111,450	610,746
Matrix Service Co.(a)(b)	44,763	435,096
Nabors Industries Ltd.(b)	11,442	423,583
National Energy Services Reunited Corp.(a)(b)	39,684	273,026
Newpark Resources, Inc.(a)(b)	147,755	329,494
NexTier Oilfield Solutions Inc.(a)	287,796	705,100
Oceaneering International, Inc.(a)	166,676	1,065,060
Oil States International, Inc.(a)	101,755	483,336
Patterson-UTI Energy, Inc.	134,943	468,252
ProPetro Holding Corp.(a)	134,438	691,011
RPC, Inc.	98,174	302,376
SEACOR Holdings, Inc.(a)	32,900	931,728
Select Energy Services, Inc., Class A(a)	108,344	530,886
Solaris Oilfield Infrastructure, Inc., Class A	50,749	376,558

		15,785,238

Oil, Gas & Consumable Fuels — 0.3%
Archrock, Inc.	226,383	1,469,226
Ardmore Shipping Corp.	56,023	243,140
DHT Holdings, Inc.	186,202	955,216
Dorian LPG Ltd.(a)	58,150	450,081
Exterran Corp.(a)	44,331	238,944

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Frontline Ltd.	198,814	$1,387,722
Plug Power, Inc.(a)(b)	548,748	4,505,221

		9,249,550

Oil: Crude Producers — 1.0%
Antero Resources Corp.(a)(b)	413,563	1,050,450
Berry Corp.	118,667	573,162
Bonanza Creek Energy, Inc.(a)	32,194	477,115
Brigham Minerals, Inc., Class A	53,320	658,502
California Resources Corp.(a)(b)	79,668	97,195
CNX Resources Corp.(a)	314,966	2,724,456
Comstock Resources, Inc.(a)	27,958	122,456
Contango Oil & Gas Co.(a)	151,992	348,062
CVR Energy, Inc.	50,096	1,007,430
Earthstone Energy, Inc., Class A(a)(b)	32,802	93,158
Evolution Petroleum Corp.	44,695	125,146
Falcon Minerals Corp.	63,528	203,290
Goodrich Petroleum Corp.(a)(b)	14,462	104,126
Gulfport Energy Corp.(a)(b)	265,967	289,904
Magnolia Oil & Gas Corp., Class A(a)	215,558	1,306,281
Montage Resources Corp.(a)(b)	35,501	140,229
ONE Gas, Inc.	88,137	6,790,956
Overseas Shipholding Group, Inc., Class A(a)(b)	108,747	202,269
Ovintiv, Inc.	442,704	4,227,823
PDC Energy, Inc.(a)(b)	170,303	2,118,569
Penn Virginia Corp.(a)(b)	22,943	218,647
PrimeEnergy Resources Corp.(a)	776	55,166
Range Resources Corp.(b)	362,941	2,043,358
SM Energy Co.	189,045	708,919
Southwestern Energy Co.(a)	920,758	2,357,140
Talos Energy, Inc.(a)	20,478	188,398
Tellurian, Inc.(a)(b)	257,529	296,158
W&T Offshore, Inc.(a)	160,785	366,590
Whiting Petroleum Corp.(a)(b)	140,975	159,302

		29,054,257

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	3,151	84,352
Clean Energy Fuels Corp.(a)	224,635	498,690
Delek US Holdings, Inc.	106,996	1,862,800
Par Pacific Holdings, Inc.(a)	68,042	611,698
PBF Energy, Inc., Class A	164,104	1,680,425
Renewable Energy Group, Inc.(a)	64,614	1,601,135
Trecora Resources(a)(b)	35,662	223,601
World Fuel Services Corp.	106,324	2,738,906

		9,301,607

Paints & Coatings — 0.2%
Chase Corp.	12,268	1,257,470
Ferro Corp.(a)	137,178	1,637,905
HB Fuller Co.	87,034	3,881,717
Kronos Worldwide, Inc.	38,439	400,150

		7,177,242

Paper — 0.3%
Clearwater Paper Corp.(a)(b)	26,801	968,320
Domtar Corp.	93,300	1,969,563
Neenah, Inc.	28,157	1,392,645
PH Glatfelter Co.	75,151	1,206,174
Schweitzer-Mauduit International, Inc.	51,948	1,735,583
Verso Corp., Class A	58,427	698,787

		7,971,072

Personal Care — 0.3%
Edgewell Personal Care Co.(a)	92,069	2,868,870
Lifevantage Corp.(a)(b)	21,593	291,937
USANA Health Sciences, Inc.(a)	19,585	1,438,127

Security	Shares	Value

Personal Care (continued)
Veru, Inc.(a)	81,915	$273,596
WD-40 Co.(b)	22,979	4,556,736

		9,429,266

Pharmaceuticals — 2.8%
Abeona Therapeutics, Inc.(a)(b)	108,925	317,516
AcelRx Pharmaceuticals, Inc.(a)(b)	130,218	157,564
Aerie Pharmaceuticals, Inc.(a)(b)	63,062	930,795
Agile Therapeutics, Inc.(a)	114,870	319,339
Amneal Pharmaceuticals, Inc.(a)(b)	169,796	808,229
Amphastar Pharmaceuticals, Inc.(a)(b)	57,581	1,293,269
Aquestive Therapeutics, Inc.(a)	34,284	166,620
Arrowhead Pharmaceuticals, Inc.(a)	169,489	7,320,230
Avenue Therapeutics, Inc.(a)	10,559	113,720
Axonics Modulation Technologies, Inc.(a)(b)	51,615	1,812,203
Axsome Therapeutics, Inc.(a)(b)	46,901	3,859,014
Aytu BioScience, Inc.(a)	39,773	56,478
Biospecifics Technologies Corp.(a)(b)	9,631	590,188
Cassava Sciences, Inc.(a)	39,136	120,539
Cerecor, Inc.(a)	59,965	155,909
Chimerix, Inc.(a)	75,882	235,234
ChromaDex Corp.(a)	67,064	307,824
Concert Pharmaceuticals, Inc.(a)(b)	50,217	499,659
Corcept Therapeutics, Inc.(a)(b)	161,238	2,712,023
CorMedix, Inc.(a)(b)	41,288	260,114
Dicerna Pharmaceuticals, Inc.(a)(b)	109,838	2,789,885
Durect Corp.(a)	330,083	765,793
Eagle Pharmaceuticals, Inc.(a)	18,234	874,867
Eloxx Pharmaceuticals, Inc.(a)(b)	42,227	127,948
Enanta Pharmaceuticals, Inc.(a)	31,880	1,600,695
Endo International PLC(a)	378,495	1,298,238
Esperion Therapeutics, Inc.(a)(b)	43,987	2,256,973
Eton Pharmaceuticals, Inc.(a)	23,833	129,890
Evolus, Inc.(a)(b)	39,742	210,633
Galectin Therapeutics, Inc.(a)(b)	71,645	219,234
Harrow Health, Inc.(a)	36,046	187,800
Heska Corp.(a)	11,762	1,095,865
Innoviva, Inc.(a)(b)	106,702	1,491,694
Intra-Cellular Therapies, Inc.(a)(b)	93,241	2,393,496
Ironwood Pharmaceuticals, Inc.(a)	268,336	2,769,227
La Jolla Pharmaceutical Co.(a)	34,536	147,123
Lannett Co., Inc.(a)	54,257	393,906
Liquidia Technologies, Inc.(a)	34,631	291,593
Mallinckrodt PLC(a)(b)	140,917	377,658
MEI Pharma, Inc.(a)(b)	169,441	699,791
MyoKardia, Inc.(a)	83,983	8,114,437
Omthera Pharmaceuticals, Inc.(c)	1,326	—
Optinose, Inc.(a)(b)	54,049	402,125
Osmotica Pharmaceuticals PLC(a)(b)	23,701	159,508
Pacira BioSciences, Inc.(a)	69,761	3,660,360
Paratek Pharmaceuticals, Inc.(a)	68,365	356,865
PetIQ, Inc.(a)(b)	35,008	1,219,679
Portola Pharmaceuticals, Inc.(a)	132,996	2,392,598
Prestige Consumer Healthcare, Inc.(a)	84,361	3,168,599
Radius Health, Inc.(a)(b)	75,600	1,030,428
Revance Therapeutics, Inc.(a)(b)	96,131	2,347,519
scPharmaceuticals, Inc.(a)	9,076	66,799
SIGA Technologies, Inc.(a)(b)	92,419	546,196
Spectrum Pharmaceuticals, Inc.(a)	187,918	635,163
Supernus Pharmaceuticals, Inc.(a)	82,765	1,965,669
Syndax Pharmaceuticals, Inc.(a)	46,054	682,520
TG Therapeutics, Inc.(a)(b)	163,569	3,186,324
TherapeuticsMD, Inc.(a)(b)	417,337	521,671
Theravance Biopharma, Inc.(a)	77,531	1,627,376
Ultragenyx Pharmaceutical, Inc.(a)(b)	95,850	7,497,387

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Voyager Therapeutics, Inc.(a)	44,577	$562,562
Zogenix, Inc.(a)(b)	94,255	2,545,828

		84,848,389

Photography — 0.0%
GoPro, Inc., Class A(a)	225,180	1,071,857

Plastics — 0.1%
Trinseo SA	66,291	1,469,009

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.(a)	64,024	4,340,187
Powell Industries, Inc.	14,988	410,521
Vicor Corp.(a)	30,006	2,158,932

		6,909,640

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(a)	77,437	4,036,016
Cimpress PLC(a)	30,108	2,298,445

		6,334,461

Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(a)	123,956	3,739,752
Park-Ohio Holdings Corp.	14,825	245,947

		3,985,699

Production Technology Equipment — 0.6%
Axcelis Technologies, Inc.(a)	56,576	1,575,642
Brooks Automation, Inc.(b)	122,518	5,420,196
Cohu, Inc.	71,248	1,235,440
CyberOptics Corp.(a)	11,978	385,811
Ichor Holdings Ltd.(a)	37,465	995,820
Onto Innovation, Inc.(a)	81,021	2,757,955
Photronics, Inc.(a)	99,012	1,102,004
Ultra Clean Holdings, Inc.(a)	67,185	1,520,396
Veeco Instruments, Inc.(a)	81,144	1,094,633
Xperi Holding Corp.	182,243	2,689,907

		18,777,804

Publishing — 0.1%
Daily Journal Corp.(a)	1,917	517,590
Eros International PLC(a)(b)	132,418	418,441
Gannett Co., Inc.	190,581	263,002
Meredith Corp.	67,264	978,691
Scholastic Corp.	49,774	1,490,233
Tribune Publishing Co.	29,240	292,108

		3,960,065

Radio & TV Broadcasters — 0.4%
Central European Media Enterprises Ltd., Class A(a)	149,071	527,711
Entercom Communications Corp., Class A	200,233	276,321
Entravision Communications Corp., Class A	99,275	141,963
Gray Television, Inc.(a)	153,060	2,135,187
iHeartMedia, Inc., Class A(a)	50,274	419,788
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	17,659	354,593
Liberty Media Corp.-Liberty Braves, Class C(a)	62,270	1,229,210
MSG Networks, Inc., Class A(a)	66,697	663,635
Saga Communications, Inc., Class A	6,403	163,917
Sinclair Broadcast Group, Inc., Class A	87,860	1,621,896
TEGNA, Inc.	369,935	4,121,076

		11,655,297

Railroad Equipment — 0.0%
Greenbrier Cos., Inc.	55,569	1,264,195

Real Estate — 0.6%
Avalon GloboCare Corp.(a)	32,360	61,484
Cushman & Wakefield PLC(a)	184,910	2,303,978
eXp World Holdings, Inc.(a)	40,332	687,661
Griffin Industrial Realty, Inc.	3,737	202,433

Security	Shares	Value

Real Estate (continued)
Kennedy-Wilson Holdings, Inc.	206,309	$3,140,023
Newmark Group, Inc., Class A	242,487	1,178,487
Realogy Holdings Corp.	191,843	1,421,557
Redfin Corp.(a)(b)	162,202	6,797,886
Retail Value, Inc.	29,691	366,981
RMR Group, Inc., Class A	25,865	762,241
St. Joe Co.(a)	56,116	1,089,773
Stratus Properties, Inc.(a)	9,448	187,165
Tejon Ranch Co.(a)(b)	35,250	507,600

		18,707,269

Real Estate Investment Trusts (REITs) — 6.7%
Acadia Realty Trust	144,670	1,877,817
Agree Realty Corp.(b)	89,123	5,856,272
Alexander & Baldwin, Inc.	123,961	1,511,085
Alexander’s, Inc.	3,604	868,204
Alpine Income Property Trust, Inc.	11,117	180,762
American Assets Trust, Inc.	85,292	2,374,529
American Finance Trust, Inc.	188,199	1,493,359
Anworth Mortgage Asset Corp.	164,420	279,514
Apollo Commercial Real Estate Finance, Inc.	260,203	2,552,591
Arbor Realty Trust, Inc.	174,162	1,609,257
Ares Commercial Real Estate Corp.(b)	51,924	473,547
Armada Hoffler Properties, Inc.	94,696	942,225
ARMOUR Residential REIT, Inc.	110,705	1,039,520
Blackstone Mortgage Trust, Inc., Class A(b)	231,154	5,568,500
Bluerock Residential Growth REIT, Inc.	37,023	299,146
Broadmark Realty Capital, Inc.	215,570	2,041,448
BRT Apartments Corp.	16,395	177,394
Capstead Mortgage Corp.	165,894	910,758
CareTrust REIT, Inc.	161,353	2,768,817
Catchmark Timber Trust, Inc., Class A	81,971	725,443
Chatham Lodging Trust	77,105	471,883
Cherry Hill Mortgage Investment Corp.	26,281	237,055
CIM Commercial Trust Corp.	19,931	214,856
City Office REIT, Inc.	82,570	830,654
Clipper Realty, Inc.	23,302	188,746
Colony Credit Real Estate, Inc.	143,400	1,006,668
Community Healthcare Trust, Inc.	35,819	1,464,997
CoreCivic, Inc.	203,060	1,900,642
CorEnergy Infrastructure Trust, Inc.	21,957	200,907
CTO Realty Growth, Inc.	8,085	319,357
DiamondRock Hospitality Co.	340,016	1,880,288
Diversified Healthcare Trust	381,062	1,686,199
Dynex Capital, Inc.	37,243	532,575
Easterly Government Properties, Inc.	127,941	2,957,996
EastGroup Properties, Inc.	65,041	7,714,513
Ellington Financial, Inc.	67,381	793,748
Ellington Residential Mortgage REIT	14,587	150,246
Essential Properties Realty Trust, Inc.	155,211	2,303,331
Farmland Partners, Inc.	47,475	325,204
Four Corners Property Trust, Inc.	119,790	2,922,876
Franklin Street Properties Corp.	174,237	886,866
Front Yard Residential Corp.	83,223	724,040
Geo Group, Inc.	201,304	2,381,426
Getty Realty Corp.	58,043	1,722,716
Gladstone Commercial Corp.	58,001	1,087,519
Gladstone Land Corp.	28,867	457,831
Global Medical REIT, Inc.	70,795	802,107
Global Net Lease, Inc.	156,072	2,611,085
Granite Point Mortgage Trust, Inc.	91,236	655,074
Great Ajax Corp.	35,257	324,364
Healthcare Realty Trust, Inc.	226,800	6,642,972
Hersha Hospitality Trust	57,690	332,294
Independence Realty Trust, Inc.	160,088	1,839,411

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Industrial Logistics Properties Trust	108,485	$2,229,367
Innovative Industrial Properties, Inc.	28,291	2,490,174
Invesco Mortgage Capital, Inc.(b)	263,672	986,133
Investors Real Estate Trust	20,444	1,441,098
iStar, Inc.	124,998	1,539,975
Jernigan Capital, Inc.	37,307	510,360
Kite Realty Group Trust	139,506	1,609,899
KKR Real Estate Finance Trust, Inc.	47,718	791,164
Lexington Realty Trust	429,666	4,532,976
LTC Properties, Inc.	66,088	2,489,535
Mack-Cali Realty Corp.	153,559	2,347,917
MFA Financial, Inc.	766,508	1,908,605
Monmouth Real Estate Investment Corp.	158,837	2,301,548
National Health Investors, Inc.	72,995	4,432,256
National Storage Affiliates Trust	104,388	2,991,760
New Senior Investment Group, Inc.	140,467	508,491
New York Mortgage Trust, Inc.	641,386	1,674,017
NexPoint Residential Trust, Inc.	36,477	1,289,462
Office Properties Income Trust	80,781	2,097,883
One Liberty Properties, Inc.	25,184	443,742
Orchid Island Capital, Inc.	119,493	562,812
Pebblebrook Hotel Trust(b)	222,458	3,038,776
PennyMac Mortgage Investment Trust(h)	166,432	2,917,553
Physicians Realty Trust	342,331	5,997,639
Piedmont Office Realty Trust, Inc., Class A	212,436	3,528,562
Plumas Bancorp	6,156	136,171
Plymouth Industrial REIT, Inc.	23,589	301,939
PotlatchDeltic Corp.	111,040	4,222,851
Preferred Apartment Communities, Inc., Class A	84,718	643,857
PS Business Parks, Inc.	33,658	4,456,319
QTS Realty Trust, Inc., Class A	101,218	6,487,062
Ready Capital Corp.	63,195	549,165
Redwood Trust, Inc.	195,098	1,365,686
Retail Opportunity Investments Corp.	194,767	2,206,710
Retail Properties of America, Inc., Class A	362,861	2,656,143
RLJ Lodging Trust	278,947	2,633,260
RPT Realty	140,271	976,286
Sabra Health Care REIT, Inc.	348,478	5,028,538
Safehold, Inc.	29,040	1,669,510
Saul Centers, Inc.	19,884	641,657
Seritage Growth Properties, Class A(a)	57,207	652,160
Service Properties Trust	94,324	668,757
STAG Industrial, Inc.	252,637	7,407,317
Summit Hotel Properties, Inc.	173,277	1,027,533
Sunstone Hotel Investors, Inc.	363,849	2,965,369
Tanger Factory Outlet Centers, Inc.(b)	151,491	1,080,131
Terreno Realty Corp.	112,079	5,899,839
TPG RE Finance Trust, Inc.	101,364	871,730
UMH Properties, Inc.	59,704	771,973
Uniti Group, Inc.	326,494	3,052,719
Universal Health Realty Income Trust	21,755	1,729,305
Urban Edge Properties	197,076	2,339,292
Urstadt Biddle Properties, Inc., Class A	49,093	583,225
Washington Real Estate Investment Trust	138,883	3,083,203
Western Asset Mortgage Capital Corp.	86,892	238,084
Whitestone REIT	63,460	461,354
Xenia Hotels & Resorts, Inc.	191,478	1,786,490

		205,375,973

Real Estate Management & Development — 0.1%
American Realty Investors, Inc.(a)	3,807	34,225
BBX Capital Corp.	105,900	268,986
CorePoint Lodging, Inc.	68,397	287,951
Forestar Group, Inc.(a)(b)	27,683	417,460
Maui Land & Pineapple Co., Inc.(a)(b)	11,000	122,100

Security	Shares	Value

Real Estate Management & Development (continued)
Rafael Holdings, Inc., Class B(a)(b)	18,176	$261,189
Transcontinental Realty Investors, Inc.(a)	2,104	63,162

		1,455,073

Recreational Vehicles & Boats — 0.4%
Camping World Holdings, Inc., Class A	55,179	1,498,662
LCI Industries	41,571	4,779,834
Malibu Boats, Inc., Class A(a)	34,196	1,776,482
Marine Products Corp.	12,431	172,169
MasterCraft Boat Holdings, Inc.(a)(b)	31,312	596,494
Winnebago Industries, Inc.(b)	52,778	3,516,070

		12,339,711

Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(a)(b)	89,503	2,048,724
Hertz Global Holdings, Inc.(a)(b)	170,774	240,791
Rent-A-Center, Inc.	81,320	2,262,322

		4,551,837

Restaurants — 1.3%
Biglari Holdings, Inc., Class B(a)	1,622	111,886
BJ’s Restaurants, Inc.	32,183	673,912
Bloomin’ Brands, Inc.	148,274	1,580,601
Brinker International, Inc.	74,225	1,781,400
Carrols Restaurant Group, Inc.(a)	57,151	276,611
Cheesecake Factory, Inc.(b)	72,507	1,661,860
Cracker Barrel Old Country Store, Inc.	40,612	4,504,277
Dave & Buster’s Entertainment, Inc.(b)	78,962	1,052,564
Del Taco Restaurants, Inc.(a)	54,640	324,015
Denny’s Corp.(a)	92,273	931,957
Dine Brands Global, Inc.	25,819	1,086,980
El Pollo Loco Holdings, Inc.(a)	32,780	483,833
Fiesta Restaurant Group, Inc.(a)(b)	29,362	187,330
Jack in the Box, Inc.	38,124	2,824,607
Kura Sushi USA, Inc., Class A(a)(b)	5,130	73,256
Nathan’s Famous, Inc.	4,875	274,170
Noodles & Co.(a)	56,677	342,896
Papa John’s International, Inc.	54,559	4,332,530
Red Robin Gourmet Burgers, Inc.(a)(b)	21,287	217,127
Ruth’s Hospitality Group, Inc.	45,746	373,287
Shake Shack, Inc., Class A(a)(b)	59,304	3,141,926
Texas Roadhouse, Inc.	110,805	5,825,019
Wingstop, Inc.	49,922	6,937,660

		38,999,704

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	126,679	326,832
Brady Corp., Class A	81,643	3,822,525
CIRCOR International, Inc.(a)	35,267	898,603
Energy Recovery, Inc.(a)(b)	68,529	520,478
ESCO Technologies, Inc.	43,256	3,656,430
Gorman-Rupp Co.	31,494	978,834
Helios Technologies, Inc.(b)	49,746	1,853,038
Napco Security Technologies, Inc.(a)	19,400	453,766
Resideo Technologies, Inc.(a)	209,460	2,454,871
Thermon Group Holdings, Inc.(a)	54,364	792,083
Watts Water Technologies, Inc., Class A	46,943	3,802,383
Wrap Technologies, Inc.(a)(b)	20,387	213,656

		19,773,499

Scientific Instruments: Electrical — 0.5%
Allied Motion Technologies, Inc.(b)	11,771	415,516
Atkore International Group, Inc.(a)	79,956	2,186,796
AZZ, Inc.	43,528	1,493,881
EnerSys	72,228	4,650,039
Franklin Electric Co., Inc.	78,079	4,100,709
Orion Energy Systems, Inc.(a)	44,492	153,942

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Electrical (continued)
Preformed Line Products Co.	5,183	$259,202
Ultralife Corp.(a)	13,292	93,177
WESCO International, Inc.(a)	83,280	2,923,961

		16,277,223

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	49,251	3,098,873
FARO Technologies, Inc.(a)	30,411	1,630,030
Itron, Inc.(a)	67,802	4,491,882
Luna Innovations, Inc.(a)	48,054	280,635
Mesa Laboratories, Inc.(b)	6,883	1,492,234
Transcat, Inc.(a)	11,266	291,339
Vishay Precision Group, Inc.(a)(b)	21,398	525,963

		11,810,956

Scientific Instruments: Pollution Control — 0.5%
CECO Environmental Corp.(a)(b)	50,515	332,894
Covanta Holding Corp.	201,570	1,933,056
Darling Ingredients, Inc.(a)	272,182	6,701,121
Evoqua Water Technologies Corp.(a)	145,284	2,702,282
Heritage-Crystal Clean, Inc.(a)	25,186	439,748
Sharps Compliance Corp.(a)	23,152	162,759
Team, Inc.(a)(b)	48,265	268,836
US Ecology, Inc.	53,096	1,798,892

		14,339,588

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	204,117	559,281
GAIN Capital Holdings, Inc.	32,722	196,986
Siebert Financial Corp.(a)	12,682	64,171
Stonex Group, Inc.(a)	27,074	1,489,070

		2,309,508

Semiconductors & Components — 1.8%
Acacia Communications, Inc.(a)	65,727	4,416,197
Alpha & Omega Semiconductor Ltd.(a)(b)	33,866	368,462
Amkor Technology, Inc.(a)(b)	168,527	2,074,567
Atomera, Inc.(a)	24,622	221,598
AXT, Inc.(a)	63,934	304,326
CEVA, Inc.(a)	36,421	1,362,874
Diodes, Inc.(a)	71,568	3,628,498
DSP Group, Inc.(a)	36,248	575,618
FormFactor, Inc.(a)	128,894	3,780,461
Lattice Semiconductor Corp.(a)(b)	226,941	6,442,855
MACOM Technology Solutions Holdings, Inc.(a)(b)	79,928	2,745,527
MaxLinear, Inc.(a)	113,605	2,437,963
Pixelworks, Inc.(a)	64,296	207,676
Power Integrations, Inc.	49,542	5,852,396
Rambus, Inc.(a)	191,688	2,913,658
Semtech Corp.(a)	109,221	5,703,521
Silicon Laboratories, Inc.(a)	73,091	7,328,834
SiTime Corp.(a)	8,240	390,658
SMART Global Holdings, Inc.(a)(b)	22,883	621,960
Vishay Intertechnology, Inc.	225,154	3,438,102

		54,815,751

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)(b)	56,199	2,573,914

Shipping — 0.4%
Diamond S Shipping, Inc.(a)(b)	45,170	360,908
Eagle Bulk Shipping, Inc.(a)(b)	68,018	148,959
Genco Shipping & Trading Ltd.(b)	29,494	185,222
Golar LNG Ltd.	151,503	1,096,882
International Seaways, Inc.	39,868	651,443
Matson, Inc.	71,365	2,076,722
Nordic American Tankers Ltd.(b)	244,797	993,876
Safe Bulkers, Inc.(a)	83,629	102,027

Security	Shares	Value

Shipping (continued)
Scorpio Bulkers, Inc.(b)	9,338	$142,871
Scorpio Tankers, Inc.(b)	86,673	1,110,281
SFL Corp. Ltd.	157,757	1,465,563
SITE Centers Corp.	259,497	2,101,926
Tidewater, Inc.(a)(b)	67,412	376,833
Two Harbors Investment Corp.	462,742	2,332,220

		13,145,733

Software — 0.3%
MobileIron, Inc.(a)	167,541	825,977
Model N, Inc.(a)(b)	57,804	2,009,267
Park City Group, Inc.(a)	16,180	68,442
Qualys, Inc.(a)(b)	57,357	5,966,275
Rubicon Project, Inc.(a)(b)	175,345	1,169,551

		10,039,512

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)	41,538	831,591
A-Mark Precious Metals, Inc.(a)	7,684	146,380
Aaron’s, Inc.	114,079	5,179,187
Abercrombie & Fitch Co., Class A	106,731	1,135,618
Alta Equipment Group, Inc.(a)	29,349	228,042
America’s Car-Mart, Inc.(a)	10,418	915,430
American Eagle Outfitters, Inc.	253,418	2,762,256
Asbury Automotive Group, Inc.(a)	32,502	2,513,380
At Home Group, Inc.(a)(b)	79,483	515,845
Bed Bath & Beyond, Inc.(b)	216,058	2,290,215
BMC Stock Holdings, Inc.(a)	114,376	2,875,413
Boot Barn Holdings, Inc.(a)(b)	48,706	1,050,101
Buckle, Inc.	48,109	754,349
Caleres, Inc.	66,448	554,176
Cato Corp., Class A	37,201	304,304
Chico’s FAS, Inc.	198,128	273,417
Children’s Place, Inc.	24,778	927,193
Citi Trends, Inc.	18,654	377,184
Conn’s, Inc.(a)	30,828	311,055
Container Store Group, Inc.(a)	30,185	97,799
Designer Brands, Inc., Class A	106,449	720,660
Envela Corp.(a)	14,164	86,400
Express, Inc.(a)	102,741	158,221
GameStop Corp., Class A(a)(b)	97,430	422,846
Genesco, Inc.(a)	23,619	511,588
Group 1 Automotive, Inc.	29,809	1,966,500
Guess?, Inc.	77,380	748,265
Haverty Furniture Cos., Inc.	29,369	469,904
Hibbett Sports, Inc.(a)(b)	29,179	611,008
Lands’ End, Inc.(a)(b)	17,536	140,989
Lithia Motors, Inc., Class A(b)	37,047	5,606,322
Lumber Liquidators Holdings, Inc.(a)(b)	46,949	650,713
MarineMax, Inc.(a)	35,129	786,538
Michaels Cos., Inc.(a)(b)	124,778	882,180
Monro, Inc.(b)	55,610	3,055,213
Murphy USA, Inc.(a)	46,516	5,237,236
National Vision Holdings, Inc.(a)(b)	136,054	4,152,368
Office Depot, Inc.	891,691	2,095,474
OneWater Marine, Inc., Class A(a)	7,640	185,499
RealReal, Inc.(a)(b)	106,059	1,356,495
Regis Corp.(a)	38,664	316,271
Sally Beauty Holdings, Inc.(a)	192,143	2,407,552
Shoe Carnival, Inc.	15,531	454,592
Sonic Automotive, Inc., Class A	41,339	1,319,127
Sportsman’s Warehouse Holdings, Inc.(a)	70,856	1,009,698
Stamps.com, Inc.(a)	27,917	5,128,074
Systemax, Inc.	21,028	431,915
Tilly’s, Inc., Class A	36,062	204,472
Urban Outfitters, Inc.(a)	115,940	1,764,607

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Zumiez, Inc.(a)	35,447	$970,539

		67,894,201

Steel — 0.3%
Allegheny Technologies, Inc.(a)	214,892	2,189,749
Carpenter Technology Corp.	80,841	1,962,819
Olympic Steel, Inc.	14,995	176,191
Ryerson Holding Corp.(a)	27,174	152,990
Schnitzer Steel Industries, Inc., Class A	43,350	764,694
TimkenSteel Corp.(a)	80,686	313,869
United States Steel Corp.	373,300	2,695,226

		8,255,538

Technology: Miscellaneous — 0.3%
Benchmark Electronics, Inc.	62,531	1,350,669
CTS Corp.	54,398	1,090,136
Fabrinet(a)	62,108	3,876,781
Kimball Electronics, Inc.(a)	41,083	556,264
Plexus Corp.(a)	48,787	3,442,411

		10,316,261

Telecommunications Equipment — 0.3%
Akoustis Technologies, Inc.(a)(b)	50,773	420,908
Applied Optoelectronics, Inc.(a)(b)	31,447	341,829
CalAmp Corp.(a)	56,214	450,274
Cambium Networks Corp.(a)	8,476	62,383
Clearfield, Inc.(a)	17,213	240,294
Knowles Corp.(a)	149,272	2,277,891
Viavi Solutions, Inc.(a)	387,016	4,930,584
Vocera Communications, Inc.(a)(b)	55,162	1,169,434

		9,893,597

Textile Products — 0.0%
Interface, Inc.	99,406	809,165
Unifi, Inc.(a)	23,703	305,294

		1,114,459

Textiles Apparel & Shoes — 0.8%
Crocs, Inc.(a)(b)	112,296	4,134,739
Deckers Outdoor Corp.(a)	47,299	9,289,051
Fossil Group, Inc.(a)	78,740	366,141
G-III Apparel Group Ltd.(a)(b)	73,913	982,304
Kontoor Brands, Inc.(a)	87,481	1,558,037
Lakeland Industries, Inc.(a)	12,644	283,605
Oxford Industries, Inc.	27,960	1,230,519
Rocky Brands, Inc.	11,451	235,432
Steven Madden Ltd.	138,612	3,422,330
Superior Group of Cos., Inc.	17,077	228,832
Vera Bradley, Inc.(a)	33,970	150,827
Weyco Group, Inc.	10,263	221,578
Wolverine World Wide, Inc.	135,457	3,225,231

		25,328,626

Tobacco — 0.1%
Greenlane Holdings, Inc., Class A(a)	13,787	54,872
Turning Point Brands, Inc.	14,165	352,850
Universal Corp.	41,021	1,743,803
Vector Group Ltd.	227,283	2,286,467

		4,437,992

Toys — 0.0%
Funko, Inc., Class A(a)(b)	36,987	214,525

Transportation Miscellaneous — 0.2%
Costamare, Inc.	87,186	484,754
Echo Global Logistics, Inc.(a)	44,641	965,139
General Finance Corp.(a)	18,632	125,021
Hub Group, Inc., Class A(a)	55,562	2,659,197
Textainer Group Holdings Ltd.(a)(b)	87,535	716,036

		4,950,147

Security	Shares	Value

Truckers — 0.6%
ArcBest Corp.(b)	42,706	$1,132,136
Covenant Transportation Group, Inc., Class A(a)	20,658	298,095
Daseke, Inc.(a)(b)	77,092	302,972
Forward Air Corp.	47,478	2,365,354
FRP Holdings, Inc.(a)	11,650	472,757
Heartland Express, Inc.	76,837	1,599,746
Marten Transport Ltd.	65,795	1,655,402
PAM Transportation Services, Inc.(a)	3,247	99,845
Saia, Inc.(a)	44,425	4,939,171
Universal Logistics Holdings, Inc.	12,578	218,606
US Xpress Enterprises, Inc., Class A(a)	35,947	215,682
Werner Enterprises, Inc.	102,671	4,469,269

		17,769,035

Utilities: Electrical — 1.6%
ALLETE, Inc.	88,278	4,820,862
Atlantic Power Corp.(a)	173,210	346,420
Avista Corp.	113,508	4,130,556
Black Hills Corp.	106,173	6,015,762
Clearway Energy, Inc., Class A	55,732	1,168,700
Clearway Energy, Inc., Class C	137,215	3,164,178
El Paso Electric Co.	68,679	4,601,493
Genie Energy Ltd., Class B	23,758	174,859
MGE Energy, Inc.	58,942	3,802,349
NorthWestern Corp.	85,710	4,672,909
Otter Tail Corp.	67,598	2,622,126
PNM Resources, Inc.	134,541	5,171,756
Portland General Electric Co.	151,311	6,326,313
Spark Energy, Inc., Class A	18,805	132,951
Unitil Corp.	24,067	1,078,683

		48,229,917

Utilities: Gas Distributors — 0.9%
Chesapeake Utilities Corp.	27,022	2,269,848
New Jersey Resources Corp.	161,205	5,263,343
Northwest Natural Holding Co.	51,386	2,866,825
RGC Resources, Inc.	12,025	290,644
South Jersey Industries, Inc.	156,555	3,912,309
Southwest Gas Holdings, Inc.	93,230	6,437,532
Spire, Inc.	84,504	5,552,758

		26,593,259

Utilities: Miscellaneous — 0.2%
Brookfield Infrastructure Corp., Class A	54,533	2,483,433
Ormat Technologies, Inc.(b)	67,490	4,284,940

		6,768,373

Utilities: Telecommunications — 1.1%
8x8, Inc.(a)	172,639	2,762,224
Alaska Communications Systems Group, Inc.	73,759	205,788
ATN International, Inc.	18,869	1,142,895
Boingo Wireless, Inc.(a)	73,427	978,048
Cincinnati Bell, Inc.(a)	81,211	1,205,983
Cogent Communications Holdings, Inc.	71,556	5,535,572
Consolidated Communications Holdings, Inc.(a)	118,584	802,814
GTT Communications, Inc.(a)(b)	56,567	461,587
IDT Corp., Class B(a)	29,085	189,925
Iridium Communications, Inc.(a)	198,150	5,040,936
j2 Global, Inc.	77,998	4,930,253
ORBCOMM, Inc.(a)(b)	122,467	471,498
Shenandoah Telecommunications Co.	81,230	4,003,827
Spok Holdings, Inc.	28,026	262,043
Vonage Holdings Corp.(a)	391,733	3,940,834

		31,934,227

Utilities: Water — 0.5%
American States Water Co.	62,178	4,889,056
Artesian Resources Corp., Class A	13,005	471,952

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Water (continued)
California Water Service Group	82,200	$3,920,940
Consolidated Water Co. Ltd.	24,989	360,591
Global Water Resources, Inc.	19,411	204,592
Middlesex Water Co.	28,349	1,904,486
Pure Cycle Corp.(a)(b)	31,022	285,092
SJW Group	44,298	2,751,349
York Water Co.	21,525	1,032,339

		15,820,397

Total Common Stocks — 97.7% (Cost — $2,987,876,210)		2,973,777,555

Investment Companies — 0.9%

Equity Funds — 0.9%
iShares Russell 2000 ETF(b)(h)	199,100	28,507,138

Total Investment Companies — 0.9% (Cost — $24,123,769)		28,507,138

Preferred Securities — 0.0%

Preferred Stock — 0.0%

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A, 0.00%(a)(b)(e)	32,090	851,027

Total Preferred Securities — 0.0% (Cost — $802,250)		851,027

Total Long-Term Investments — 98.6% (Cost — $3,012,802,229)		3,003,135,720

Security	Shares	Value

Short-Term Securities — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55%(f)(g)(h)	302,591,671	$302,985,040
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16%(f)(h)	67,180,607	67,180,607

Total Short-Term Securities — 12.2% (Cost — $369,805,324)		370,165,647

Total Investments — 110.8% (Cost — $3,382,607,553)		3,373,301,367

Liabilities in Excess of Other Assets — (10.8)%		(327,577,447)

Net Assets — 100.0%		$3,045,723,920

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Perpetual security with no stated maturity date.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Series during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	391,429,044	—		(88,837,373	)(b)	302,591,671	$302,985,040	$2,480,511	(c)	$(16,790)	$312,270
BlackRock Cash Funds: Treasury, SL Agency Shares	28,859,257	38,321,350	(b)	—		67,180,607	67,180,607	141,927		—	—
iShares Russell 2000 ETF	97,425	615,364		(513,689)		199,100	28,507,138	110,607		(2,898,214)	2,269,439
PennyMac Financial Services, Inc.	3,162	70,680		—		73,842	3,085,857	759		—	1,636
PennyMac Mortgage Investment Trust	134,041	32,391		—		166,432	2,917,553	40,980		—	(449,902)

							$404,676,195	$2,774,784		$(2,915,004)	$2,133,443

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Series compliance purposes, the Series’ industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	549	09/18/20	$39,462	$887,993

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long:	JPMorgan Chase Bank N.A.	07/08/2020	USD	1,607,990	$(157,521	)(b)	$1,447,796	0.1%
	Goldman Sachs Bank USA	07/15/2020	USD	8,968,557	686,736	(c)	9,652,977	0.3

					$529,215		$11,100,773

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Series pays a variable rate of interest, based on a specified benchmark, plus or minus a spread of 65 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest

USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

(b)	Amount includes $ 2,673 of net dividends and financing fees.
(c)	Amount includes $ 2,316 of net dividends and financing fees.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of June 30, 2020 termination date 07/08/20:

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks: Diversified
Banner Corp.	1,694	$64,372	4.5%
Boston Private Financial Holdings, Inc.	8,372	57,600	4.0
Central Pacific Financial Corp.	6,077	97,414	6.7
Hanmi Financial Corp.	7,638	74,165	5.1
United Community Banks, Inc.	10,864	218,584	15.1

		512,135

Computer Services Software & Systems
Mitek Systems, Inc.	19,025	182,830	12.6

Insurance: Property-Casualty
Essent Group Ltd.	9,710	352,182	24.3

Leisure Time
Clarus Corp.	5,002	57,923	4.0

Medical Equipment
Lantheus Holdings, Inc.	19,164	274,045	18.9

Utilities: Telecommunications
Cincinnati Bell, Inc.	4,625	68,681	4.8

Total Reference Entity — Long		1,447,796

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$1,447,796

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of June 30, 2020 termination date 07/15/20:

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace
Triumph Group, Inc.	11,542	$103,993	1.1%

Banks: Diversified
Banner Corp.	5,388	204,744	2.1
Boston Private Financial Holdings, Inc.	6,477	44,562	0.5
Cadence Bancorp.	23,540	208,564	2.2
Central Pacific Financial Corp.	3,801	60,930	0.6
Columbia Banking System, Inc.	4,502	127,609	1.3
Community Bank System, Inc.	1,682	95,908	1.0
Eagle Bancorp, Inc.	4,208	137,812	1.4
First Commonwealth Financial Corp.	13,632	112,873	1.2
First Financial Bancorp	15,381	213,642	2.2
First Midwest Bancorp, Inc.	17,839	238,151	2.5
Great Western Bancorp, Inc.	10,006	137,682	1.4
Hanmi Financial Corp.	9,366	90,944	1.0
Hope Bancorp, Inc.	12,908	119,012	1.2
Independent Bank Corp.	1,629	109,290	1.1
National Bank Holdings Corp., Class A	3,001	81,027	0.8
NBT Bancorp, Inc.	7,201	221,503	2.3
Old National Bancorp	6,870	94,531	1.0
Simmons First National Corp., Class A	9,176	157,001	1.6
Tenneco, Inc,.	7,424	56,125	0.6
United Community Banks, Inc.	8,848	178,022	1.9

		2,689,932

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series

	Shares	Value	% of Basket Value

Banks: Savings, Thrift & Mortgage Lending
Heritage Financial Corp.	4,034	$80,680	0.8%
Homestreet, Inc.	7,490	184,329	1.9

		265,009

Computer Services Software & Systems
Meet Group, Inc.	9,671	60,347	0.6

Diversified Retail
Macy’s, Inc.	369,919	2,545,043	26.4

Electronic Components
Acacia Research Corp.	72,495	296,505	3.1

Insurance: Life
American Equity Investment Life Holding Co.	14,898	368,130	3.8

Insurance: Multi-Line
Horace Mann Educators Corp.	7,148	262,546	2.7
PICO Holdings, Inc.	13,289	112,026	1.2

		374,572

	Shares	Value	% of Basket Value

Insurance: Property-Casualty
Amerisafe, Inc.	3,248	$198,648	2.1%
Employers Holdings, Inc.	14,614	440,612	4.6
Essent Group Ltd.	1,585	57,488	0.6
Palomar Holdings, Inc.	1,231	105,570	1.1
ProAssurance Corp.	3,641	52,685	0.5
Stewart Information Services Corp.	6,613	214,989	2.2

		1,069,992

Medical Equipment
Lantheus Holdings, Inc.	4,403	62,963	0.6

Radio & TV Broadcasters
iHeartMedia, Inc	50,063	418,026	4.3

Real Estate Management & Development
Diversified Healthcare Trust	22,529	99,691	1.0
Service Properties Trust	183,184	1,298,774	13.5

		1,398,465

Total Reference Entity — Long		9,652,977

Net Value of Reference Entity — Goldman Sachs & Co.		$9,652,977

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$686,736	$(157,521)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$887,993	$—	$—	$—	$887,993
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	686,736	—	—	—	686,736

	$—	$—	$1,574,729	$—	$—	$—	$1,574,729

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps	$—	$—	$157,521	$—	$—	$—	$157,521

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(8,848,513)	$—	$—	$—	$(8,848,513)
Swaps	—	—	(991,881)	—	—	—	(991,881)

	$—	$—	$(9,840,394)	$—	$—	$—	$(9,840,394)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$804,592	$—	$—	$—	$804,592
Swaps	—	—	506,905	—	—	—	506,905

	$—	$—	$1,311,497	$—	$—	$—	$1,311,497

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,883,530
Total return swaps:
Average notional value	6,821,325

For more information about the Series’ investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’ derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$437,853	$—
Swaps — OTC(a)	686,736	157,521

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,124,589	$157,521

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(437,853)	—

Total derivative assets and liabilities subject to an MNA	$686,736	$157,521

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities.

The following table presents the Series’ derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
Goldman Sachs Bank USA	$686,736	$—	$—	$(560,000)	$126,736

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
JPMorgan Chase Bank N.A.	$157,521	$—	$—	$(50,000)	$107,521

(a)	Net amount represents the net amount receivable due to counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$2,973,775,620	$—	$1,935	$2,973,777,555
Investment Companies	28,507,138	—	—	28,507,138
Preferred Securities	851,027	—	—	851,027
Short-Term Securities	370,165,647	—	—	370,165,647

	$3,373,299,432	$—	$1,935	$3,373,301,367

Derivative Financial Instruments(a)
Assets:
Equity contracts	$887,993	$686,736	$—	$1,574,729
Liabilities:
Equity contracts	—	(157,521)	—	(157,521)

	$887,993	$529,215	$—	$1,417,208

The breakdown of the Series’ investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $296,702,027) (cost — $2,982,656,242)	$2,968,625,172
Investments at value — affiliated (cost — $399,951,311)	404,676,195
Cash pledged:
Collateral — OTC derivatives	50,000
Futures contracts	4,021,000
Receivables:
Investments sold	11,647,310
Securities lending income — affiliated	527,486
Dividends — affiliated	3,804
Dividends — unaffiliated	2,636,757
Variation margin on futures contracts	437,853
Unrealized appreciation on OTC swaps	686,736
Prepaid expenses	16,767

Total assets	3,393,329,080

LIABILITIES
Bank overdraft	7,138,038
Cash received as collateral for OTC derivatives	560,000
Cash collateral on securities loaned at value	302,676,059
Payables:
Investments purchased	14,770,218
Swaps	42,744
Contributions to the Master	13,639,258
Directors’ fees	11,912
Investment advisory fees	23,158
Other accrued expenses	40,314
Other affiliates	8,483
Unrealized depreciation on OTC swaps	157,521
Other liabilities	8,537,455

Total liabilities	347,605,160

NET ASSETS	$3,045,723,920

NET ASSETS CONSIST OF
Investors’ capital	$3,053,612,898
Net unrealized appreciation (depreciation)	(7,888,978)

NET ASSETS	$3,045,723,920

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — affiliated	$294,273
Dividends — unaffiliated	$12,889,823
Interest — unaffiliated	4,372
Securities lending income — affiliated — net	2,480,511
Foreign taxes withheld	(15,884)

Total investment income	15,653,095

EXPENSES
Investment advisory	146,180
Custodian	104,646
Professional	40,196
Accounting services	22,924
Directors	17,093
Printing	8,510
Miscellaneous	16,053

Total expenses	355,602
Less fees waived and/or reimbursed by the Manager	(11,711)

Total expenses after fees waived and/or reimbursed	343,891

Net investment income	15,309,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(8,848,513)
Investments — affiliated	(2,915,004)
Investments — unaffiliated	42,443,932
Swaps	(991,881)

29,688,534

Net change in unrealized appreciation (depreciation) on:
Futures contracts	804,592
Investments — affiliated	2,133,443
Investments — unaffiliated	(468,514,066)
Swaps	506,905

(465,069,126)

Net realized and unrealized loss	(435,380,592)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(420,071,388)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,309,204	$43,172,245
Net realized gain	29,688,534	74,722,675
Net change in unrealized appreciation (depreciation)	(465,069,126)	518,108,964

Net increase (decrease) in net assets resulting from operations	(420,071,388)	636,003,884

CAPITAL TRANSACTIONS
Proceeds from contributions	605,310,557	1,078,306,760
Value of withdrawals	(465,198,827)	(698,357,321)

Net increase in net assets derived from capital transactions	140,111,730	379,949,439

NET ASSETS
Total increase (decrease) in net assets	(279,959,658)	1,015,953,323
Beginning of period	3,325,683,578	2,309,730,255

End of period	$3,045,723,920	$3,325,683,578

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Master Small Cap Index Series
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Total Return
Total return	(12.89	)%(a)	25.70%	(10.96)%	14.69%	21.49%		(4.33)%

Ratios to Average Net Assets
Total expenses	0.02	%(b)	0.02%	0.03%	0.06%	0.07	%(c)	0.08%

Total expenses after fees waived and paid indirectly	0.02	%(b)	0.02%	0.03%	0.05%	0.06	%(c)	0.07%

Net investment income	1.05	%(b)	1.49%	1.49%	1.41%	1.49	%(c)	1.39%

Supplemental Data
Net assets, end of period (000)	$3,045,724		$3,325,684	$2,309,730	$1,278,155	$666,690		$465,442

Portfolio turnover rate	39%		20%	28%	30%	39%		37%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stock in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	(a)	Cash Collateral Received (b)	Net Amount	(c)
Barclays Capital, Inc.	$17,463,904		$(17,463,904)	$—
BNP Paribas Securities Corp.	1,172,135		(1,172,135)	—
BofA Securities, Inc.	27,503,291		(27,503,291)	—
Citadel Clearing LLC	2,690,315		(2,669,935)	20,380
Citigroup Global Markets, Inc.	36,780,209		(36,780,209)	—
Credit Suisse AG	10,010		(10,010)	—
Credit Suisse Securities (USA) LLC	11,993,664		(11,993,664)	—
J.P. Morgan Securities LLC	124,144,029		(124,144,029)	—
Jefferies LLC	2,232,918		(2,232,918)	—
Scotia Capital (USA), Inc.	3,211,445		(3,211,445)	—
State Street Bank & Trust Company	7,893,428		(7,893,428)	—
TD Prime Services LLC	27,399,558		(27,399,558)	—
Virtu Americas LLC	545,819		(545,819)	—
Wells Fargo Bank, National Association	24,794,793		(24,794,793)	—
Wells Fargo Securities LLC	8,866,509		(8,854,353)	12,156

	$296,702,027		$(296,669,491)	$32,536

(a)	Securities loaned with a value of $618,098 have been sold and are pending settlement as of June 30, 2020.
(b)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Series’ is disclosed in the Series’ Statement of Assets and Liabilities.

(c)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Series’ on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Series’ counterparty on the swap agreement becomes the CCP. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not ‘interested persons’ of the Master LLC as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $10,707.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $1,004 in investment advisory fees pursuant to this arrangement.

For the six months ended June 30, 2020, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $18,513.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes the current collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Series paid BTC $801,689 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$81,681,880	$162,048,108	$87,347,832

7. PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $1,323,889,540 and $1,264,862,714, respectively.

8. INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2020 inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,419,453,281

Gross unrealized appreciation	$483,322,490
Gross unrealized depreciation	(528,057,196)

Net unrealized appreciation (depreciation)	$(44,734,706)

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Series.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	77

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Master LLC Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC (the “Master LLC Board”) also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Portfolio (the “Master Portfolio Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Agreement and the Master Portfolio Sub-Advisory Agreement.

The Board of Directors of the Corporation (the “Corporation Board”) also met at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”), a series of the Corporation, and the Manager, the Corporation’s investment advisor. The Corporation Board also considered the approval of the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Master Portfolio, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Agreement, the Corporation Agreement, the Master Portfolio Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Master LLC Board and the Corporation Board are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the relevant Agreements on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While each Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreements, the Board’s consideration entails a year-long deliberative process, whereby the Board and its committees assess BlackRock’s services to the applicable Fund. In particular, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting oversight; administrative and shareholder services; oversight of the Fund service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master LLC’s or the Corporation’s, as pertinent, adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the pertinent Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s, as applicable, valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the relevant Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of each Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each of Small-Cap Index Fund and International Index Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding the shares of Small-Cap Index Fund and International Index Fund, as applicable; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board, with respect to the applicable Fund, concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the applicable Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Funds, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio/Small-Cap Index Fund and International Index Fund, as applicable. The Boards noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of the performance of Small-Cap Index Fund and International Index Fund, as applicable, as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with their review, the Boards received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Boards also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Boards noted that for the one-year period reported, the Small-Cap Index Fund’s net performance was within the tolerance range of its benchmark. The Boards noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Boards.

The Corporation Board noted that for the one-year period reported, the International Index Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund compared with those of the applicable Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as the actual management fee rate of the Master Portfolio/Small-Cap Index Fund and International Index Fund, to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Boards noted that the Master Portfolio’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Boards also noted that BlackRock and the Boards have contractually agreed to a cap on the Master Portfolio’s total expenses as a percentage of the Master Portfolio’s average daily net assets and have contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Corporation Board noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the pertinent Board. In its consideration, each Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Master LLC Board, including the Independent Board Members, approved the continuation of the Master LLC Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, and the Master Portfolio Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2021. The Corporation Board, including the Independent Board Members, approved the continuation of the Corporation Agreement between the Manager and the Corporation with respect to International Index Fund, and the International Index Fund Sub-Advisory Agreement with respect to International Index Fund, each for a one-year term ending June 30, 2021.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Master LLC Board and the Corporation Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Corporation Board, including the Independent Board Members, also considered the continuation of the Master LLC Agreement with respect to the Master Portfolio and the Master Portfolio Sub-Advisory Agreement with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at their decisions to approve the applicable Agreements, the Master LLC Board and the Corporation Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	81

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Administrator to iShares Russell 2000 Small-Cap Index Fund.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’/Series’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	83

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: September 4, 2020

4